UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Medtronic, Inc.

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PRELIMINARY PROXY MATERIAL — SUBJECT TO COMPLETION

710 Medtronic Parkway

Minneapolis, Minnesota 55432

Telephone: 763-514-4000

July 13, 2012

Dear Shareholder:

Please join us for our Annual Meeting of Shareholders on Thursday, August 23, 2012, at 10:30 a.m. (Central Daylight Time) at Medtronic’s World Headquarters, 710 Medtronic Parkway, Minneapolis (Fridley), Minnesota.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the business to be conducted at the Annual Meeting and details regarding admission to the Annual Meeting. We also will report on matters of current interest to our shareholders.

We invite you to join us beginning at 9:30 a.m. to view Medtronic’s interactive product displays. Product specialists will be available to answer your questions before and after the Annual Meeting.

Your vote is important. Whether you own a few shares or many, it is important that your shares are represented. If you cannot attend the Annual Meeting in person, you may vote your shares by internet or by telephone, or, if this proxy statement was mailed to you, by completing and signing the accompanying proxy card and promptly returning it in the envelope provided.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Omar Ishrak

Chairman and Chief Executive Officer

Alleviating Pain, Restoring Health, Extending Life

MEDTRONIC, INC.

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

TIME	10:30 a.m. (Central Daylight Time) on Thursday, August 23, 2012.

PLACE	Medtronic World Headquarters

710 Medtronic Parkway

Minneapolis (Fridley), Minnesota 55432

ITEMS OF BUSINESS	1.	To elect ten directors for a one year term.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm for fiscal year 2013.

3.	To approve, in a non-binding advisory vote, named executive officer compensation (a “Say-on-Pay” vote).

4.	To amend and restate the Company’s Articles of Incorporation to provide for a majority vote in uncontested elections of directors.

5.	To consider and vote upon a shareholder proposal entitled “Proxy Access.”

6.	To consider and vote upon a shareholder proposal entitled “Adopt Simple Majority Vote.”

7.	To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on June 25, 2012.

VOTING BY PROXY	It is important that your shares be represented and voted at the Annual Meeting. Please vote in one of these three ways:

1.	VOTE BY INTERNET, by going to the web address http://www.proxyvote.com and following the instructions (have your proxy card or internet notice in hand when you access the website);

2.	VOTE BY TELEPHONE, by dialing 1-800-690-6903 and following the instructions (have your proxy card or internet notice in hand when you call); or

3.	VOTE BY PROXY CARD, if you received a paper copy of the proxy statement, by completing, signing, dating and mailing the accompanying proxy card in the envelope provided. If you vote by internet or telephone, please do not mail your proxy card.

ANNUAL REPORT	Medtronic’s 2012 Annual Report is available at http://www.proxyvote.com and at http://www.medtronic.com/annualmeeting.

ADMISSION POLICY	If you wish to attend the Annual Meeting and you are a record holder, you must bring a proof of identification and for “street name” holders, proof of ownership to gain entrance to the meeting. Shareholders may obtain directions to the Annual Meeting at http://www.medtronic.com/annualmeeting.

By Order of the Board of Directors,

D. Cameron Findlay

Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 23, 2012. The Proxy Statement, Notice of Annual Meeting and 2012 Annual Report to Shareholders are available at http://www.medtronic.com/annualmeeting.

PRELIMINARY PROXY MATERIAL — SUBJECT TO COMPLETION

710 Medtronic Parkway

Minneapolis, Minnesota 55432

Telephone: 763-514-4000

PROXY STATEMENT

Annual Meeting of Shareholders

August 23, 2012

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Medtronic, Inc. (“Medtronic”) of proxies to be voted at Medtronic’s Annual Meeting of Shareholders to be held on August 23, 2012, and at any adjournment or postponement of the meeting. The proxy materials were either made available to you over the internet or mailed to you beginning on or about July 13, 2012.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

What am I voting on?

There are six proposals scheduled to be voted on at the meeting:

•	Election of ten directors, each for a one year term;

•	Ratification of the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm for fiscal year 2013;

•	To approve, in a non-binding advisory vote, named executive officer compensation (a “Say-on-Pay” vote);

•	Amendment and restatement of Medtronic’s Articles of Incorporation to provide for a majority vote in uncontested elections of directors;

•	A shareholder proposal entitled “Proxy Access;” and

•	A shareholder proposal entitled “Adopt Simple Majority Vote.”

How can I receive proxy materials?

Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our shareholders primarily via the internet, instead of mailing printed copies of proxy materials to each shareholder. On or about July 13, 2012, we began mailing to our shareholders (other than those who previously requested electronic or paper delivery) a “Notice of Internet Availability of Proxy Materials” (the “Notice”) containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and our annual report for the fiscal year ended April 27, 2012 online. If you received the Notice by mail, you will not automatically receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the internet. If you previously requested electronic delivery, you will still receive an e-mail providing you the Notice, and if you previously requested paper delivery, you will still receive a paper copy of the proxy materials by mail.

Finally, you can receive a copy of our proxy materials by following the instructions (contained in the Notice) regarding how you may request to receive your materials electronically or in printed form on a one-time or ongoing basis. Requests for printed copies of the proxy materials can be made by internet at http://www.proxyvote.com, by telephone at 1-800-579-1639 or by email at sendmaterial@proxyvote.com by sending a blank email with your control number in the subject line. Please also see “Can I receive future proxy materials electronically?” below.

Who is entitled to vote?

Shareholders as of the close of business on June 25, 2012 (the “Record Date”), may vote at the Annual Meeting. You have one vote for each share of common stock you held on the Record Date, including shares:

•	Held directly in your name as “shareholder of record” (also referred to as registered shareholder);

•

Held for you in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or nominee how to vote their shares; and

•	Credited to your account in the Medtronic, Inc. Savings and Investment Plan.

What constitutes a quorum?

A majority of the outstanding shares entitled to vote, present or represented by proxy, constitutes a quorum for the Annual Meeting. Proxies received but marked as abstentions and “broker non-votes” (described below) are counted as present and entitled to vote for purposes of determining a quorum. On the Record Date, 1,025,039,711 shares of Medtronic common stock were outstanding and entitled to vote.

How many votes are required to approve each proposal?

Election of Directors.    The ten candidates for election who receive a plurality vote of the shares present and entitled to vote in the affirmative will be elected. There is no cumulative voting.

Ratification of the Appointment of the Auditors.    The ratification of the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm for fiscal year 2013 requires the affirmative vote of a majority of the shares present and entitled to vote.

Say-on-Pay.    The Say-on-Pay vote is a non-binding advisory vote. The Board of Directors will consider our executive compensation to have been approved by shareholders if the Say-on-Pay proposal receives the affirmative vote of a majority of the shares present and entitled to vote. The effect of the vote on this non-binding advisory vote is discussed on page 67.

Amendment and Restatement of Medtronic’s Articles of Incorporation.    Amending and restating our Articles of Incorporation to provide for a majority vote in uncontested elections of directors requires the affirmative vote of not less than 75 percent of the votes entitled to be cast by all holders of shares of our common stock.

Proxy Access Shareholder Proposal.    The Proxy Access Shareholder Proposal requires the affirmative vote of a majority of the shares present and entitled to vote.

Adopt Simple Majority Shareholder Proposal.    The Adopt Simple Majority Shareholder Proposal requires the affirmative vote of a majority of the shares present and entitled to vote.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

In the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote against the proposal.

In the advisory Say-on-Pay vote, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote against the proposal.

In the vote on the amendment and restatement of Medtronic’s Articles of Incorporation to provide for a majority vote in uncontested elections of directors, your vote may be cast “FOR,” “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote against the proposal.

In the vote on the Proxy Access Shareholder Proposal, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote against the proposal.

In the vote on the Adopt Simple Majority Shareholder Proposal, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote against the proposal.

For all of the votes, if you grant a proxy by telephone or internet without voting instructions, or sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the recommendation of the Board.

What is a broker non-vote?

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal for which your broker does not have or does not exercise discretionary authority to vote (a “broker non-vote”). Shares constituting broker non-votes are not counted or deemed to be present in person or by proxy for the purpose of voting on a non-routine matter at the Annual Meeting and, therefore, are not counted for the purpose of determining whether shareholders have approved the election of directors in proposal 1, the Say-on-Pay in proposal 3, the amendment and restatement of our Articles of Incorporation in proposal 4, the Proxy Access Shareholder Proposal in proposal 5 or the Adopt Simple Majority Shareholder Proposal in proposal 6 because such proposals are considered non-routine matters. If you do not provide voting instructions to your broker, your broker will have discretion to vote your shares on proposal 2, because the ratification of auditor appointment is considered a routine matter. Broker non-votes are counted as present for the purpose of determining a quorum at the Annual Meeting.

How does the Board recommend that I vote?

Medtronic’s Board recommends that you vote your shares:

•	“FOR” each of the ten nominees to the Board for a one year term;

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm for fiscal year 2013;

•	“FOR” approval of the resolution in the non-binding Say-on-Pay advisory vote;

•	“FOR” amending and restating our Articles of Incorporation to provide for a majority vote in uncontested elections of directors;

•	“AGAINST” approval of the Proxy Access Shareholder Proposal; and

•	“AGAINST” approval of the Adopt Simple Majority Shareholder Proposal.

How do I vote my shares without attending the meeting?

If you are a shareholder of record or hold shares through a Medtronic stock plan, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. In most circumstances, you may vote:

•

By Internet or Telephone — If you have internet or telephone access, you may submit your proxy by following the voting instructions in the Notice of Annual Meeting no later than 11:59 p.m., Eastern Daylight Time, on August 22, 2012 (or, for shares held through the Medtronic, Inc. Savings and Investment Plan and the Medtronic Puerto Rico Employees’ Savings and Investment Plan, no later than 11:59 p.m., Eastern Daylight Time, on August 20, 2012). If you vote by internet or telephone, you need not return your proxy card.

•

By Mail — If you received a paper copy of the proxy statement, you may vote by mail by signing, dating and mailing your proxy card in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

How do I vote my shares in person at the meeting?

If you are a shareholder of record and prefer to vote your shares at the meeting, bring the accompanying proxy card (if you received a paper copy of the proxy statement) and proof of identification. You may vote shares held in street name only if you obtain a “legal” proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the meeting, we encourage you to vote in advance by internet, telephone or mail so that your vote will be counted in the event you are unable to attend.

How do I gain admission to the meeting?

If you wish to attend the Annual Meeting and you are a record holder, you must bring a valid state or federal ID or a passport to register before entering the meeting. All invited guests will need a valid ID to enter the meeting. If you hold shares through an intermediary, such as a bank or broker, and you plan to attend, you must bring proof of share ownership, such as a recent bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares, confirming ownership to gain entrance to the meeting.

What does it mean if I receive more than one proxy card or Notice?

It generally means you hold shares registered in more than one account. If you received a paper copy of the proxy statement and you vote by mail, sign and return each proxy card. Or, if you vote by internet or telephone, vote once for each proxy card and/or Notice you receive. If you have received more than one Notice, vote once for each Notice that you receive.

May I change my vote?

Yes. Whether you have voted by mail, internet or telephone, you may change your vote and revoke your proxy, prior to the Annual Meeting, by:

•	Sending a written statement to that effect to the Corporate Secretary of Medtronic;

•	Voting by internet or telephone at a later time;

•	Submitting a properly signed proxy card with a later date; or

•

Voting in person at the Annual Meeting and by filing a written notice of termination of the prior appointment of a proxy with Medtronic, or by filing a new written appointment of a proxy with Medtronic.

Can I receive future proxy materials electronically?

Yes. If you are a shareholder of record or hold shares through a Medtronic stock plan and you have received a paper copy of the proxy materials, you may elect to receive future proxy statements and annual reports online as described in the next paragraph. If you elect this feature, you will receive an email message notifying you when the materials are available, along with a web address for viewing the materials. If you received this proxy statement electronically, you do not need to do anything to continue receiving proxy materials electronically in the future.

Whether you hold shares registered directly in your name, through a Medtronic stock plan, or through a broker or bank, you can enroll for future delivery of proxy statements and annual reports by following these easy steps:

•	Go to our website at www.medtronic.com;

•	Click on Investors;

•	In the Shareholder Services section, click on Electronic Delivery of Proxy Materials; and

•	Follow the prompts to submit your electronic consent.

Generally, brokers and banks offering this choice require that shareholders vote through the internet in order to enroll. Street name shareholders whose broker or bank is not included on this website are encouraged to contact their broker or bank and ask about the availability of electronic delivery. As is customary with internet usage, the user must pay all access fees and telephone charges. You may view this year’s proxy materials at www.medtronic.com/annualmeeting.

What are the costs and benefits of electronic delivery of Annual Meeting materials?

There is no cost to you for electronic delivery. You may incur the usual expenses associated with internet access as charged by your internet service provider. Electronic delivery ensures quicker delivery, allows you to print the materials at your computer and makes it convenient to vote your shares online. Electronic delivery also conserves natural resources and saves Medtronic significant printing, postage and processing costs.

PROPOSAL 1 — ELECTION OF DIRECTORS

Directors and Nominees

Under Medtronic’s amended Articles of Incorporation, directors whose term of office is expiring are elected annually for terms of one year or until their respective successors are elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office. Each of Richard H. Anderson, Victor J. Dzau, M.D., Omar Ishrak, Shirley Ann Jackson, Ph.D., Michael O. Leavitt, James T. Lenehan, Denise M. O’Leary, Kendall J. Powell, Robert C. Pozen and Jack W. Schuler has been nominated for re-election to the Board to serve until the 2013 Annual Meeting and until their successors are elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office. All of the nominees are currently directors, and, other than Governor Leavitt, all were previously elected to the Board of Directors by shareholders. Governor Leavitt was elected to the Board by the Board of Directors effective in December 2011 following recommendation by the Nominating and Corporate Governance Committee. David L. Calhoun chose not to stand for re-election to the Board of Directors due to his other board and executive commitments. Jean-Pierre Rosso was not re-nominated because he has reached the mandatory retirement age for directors.

All of the nominees have consented to being named as a nominee in this proxy statement and have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy.

A plurality of votes cast is required for the election of directors. However, under the Medtronic Principles of Corporate Governance, any nominee for director in an uncontested election (i.e., an election where the only nominees are those recommended by the Board of Directors) who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) will, within five business days of the certification of the shareholder vote by the inspector of elections, tender a written offer to resign from the Board of Directors. The Nominating and Corporate Governance Committee will promptly consider the resignation offer and recommend to the Board of Directors whether or not to accept it. The Nominating and Corporate Governance Committee will consider all factors its members deem relevant in considering whether to recommend acceptance or rejection of the resignation offer, including, without limitation:

•	the perceived reasons why shareholders withheld votes;

•	the length of service and qualifications of the director;

•	the director’s contributions to Medtronic;

•	Medtronic’s compliance with securities exchange listing standards;

•	possible contractual ramifications in the event the director in question is a management director;

•	the purpose and provisions of the Medtronic Principles of Corporate Governance; and

•	the best interests of Medtronic and its shareholders.

If a director’s resignation is accepted, the Nominating and Corporate Governance Committee will recommend to the Board of Directors whether to fill the vacancy on the Board created by the resignation or reduce the size of the Board. Any director who tenders his or her offer to resign pursuant to this policy cannot participate in the Nominating and Corporate Governance Committee or Board deliberations regarding whether to accept the resignation offer. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following the certification of the shareholder vote, which may include, without limitation:

•	acceptance of the resignation offer;

•	adoption of measures intended to address the perceived issues underlying the Majority Withheld Vote; or

•	rejection of the resignation offer.

Thereafter, the Board of Directors will disclose its decision to accept the resignation offer or the reasons for rejecting the offer, if applicable, on a Current Report on Form 8-K to be filed with the SEC within four business days of the date of the Board’s final determination.

NOMINEES FOR DIRECTORS FOR ONE-YEAR TERMS ENDING IN 2013:

RICHARD H. ANDERSON Chief Executive Officer Delta Air Lines, Inc.	Director since 2002 age 57

Mr. Anderson has been Chief Executive Officer of Delta Air Lines, Inc. since 2007. He was Executive Vice President of UnitedHealth Group Incorporated and President, Commercial Services Group, of UnitedHealth Group Incorporated from 2006 to 2007, Executive Vice President of UnitedHealth Group and Chief Executive Officer of its Ingenix subsidiary from 2004 until 2006. Mr. Anderson was Chief Executive Officer of Northwest Airlines Corporation from 2001 to 2004. Northwest Airlines Corporation and Delta Air Lines, Inc. filed for bankruptcy in 2005, which is within two years of Mr. Anderson serving as an executive officer of each company. Mr. Anderson serves on the board of directors of Delta Air Lines, Inc.

Qualifications: Mr. Anderson’s qualifications to serve on our Board include his more than 22 years of business, operational, financial and executive management experience. He also serves on the board of directors of another public company. Mr. Anderson’s extensive experience, including within the health care industry and for Fortune 500 companies, allows him to contribute valuable strategic management and risk assessment insight to Medtronic.

VICTOR J. DZAU, M.D. Chancellor of Health Affairs Duke University	Director since 2008 age 66

Dr. Dzau has served as Chancellor for Health Affairs at Duke University and President and Chief Executive Officer of the Duke University Health System since 2004. From 1996 until 2004, he was the Hersey Professor of Theory and Practice of Medicine at the Harvard Medical School and Chair of the Department of Medicine, Physician in Chief and Director of Research at Brigham and Women’s Hospital. He is the previous Chairman of the National Institutes of Health (NIH) Cardiovascular Disease Advisory Committee and served on the Advisory Committee to the Director of the NIH. Dr. Dzau is a member of the Institute of Medicine. He currently serves as a director of Alnylam Pharmaceuticals, Inc., Duke University Health System and PepsiCo, Inc. Within the past five years, Dr. Dzau also served as a director of Genzyme Corporation.

Qualifications: Dr. Dzau’s qualifications to serve on our Board include extensive experience in the health care field, including senior positions with a number of research universities and organizations. He also serves on the boards of directors of a number of public companies. Dr. Dzau has a deep understanding of medical sciences and innovation, as well as physicians and other health care providers who are central to the use and development of our products.

OMAR ISHRAK Chairman and Chief Executive Officer Medtronic, Inc.	Director since 2011 age 56

Mr. Ishrak has been Chairman and Chief Executive Officer of Medtronic since June 2011. Prior to joining Medtronic, Mr. Ishrak served as President and Chief Executive Officer of GE Healthcare Systems, a division of GE Healthcare, from 2009 to 2011. Before that, Mr. Ishrak was President and Chief Executive Officer of GE Healthcare Clinical Systems from 2005 to 2008, Vice President and General Manager of GE Healthcare Ultrasound and BMD from 2000 to 2004 and General Manager of GE Global Ultrasound from 1995 to 2000.

Qualifications: Mr. Ishrak’s qualifications to serve on our Board include his more than 17 years in the health care industry and more than 30 years of technology development and business management experience. Mr. Ishrak’s strong technical expertise and deep understanding of our customers, as well as his long history of success as a global executive in the medical technology industry, make him a valuable and qualified director with critical technical, leadership and strategic skills.

SHIRLEY ANN JACKSON, Ph.D. President Rensselaer Polytechnic Institute	Director since 2002 age 65

Dr. Jackson has been President of Rensselaer Polytechnic Institute since 1999. She was Chair of the U.S. Nuclear Regulatory Commission under President Clinton from 1995 to 1999, and Professor of Physics at Rutgers University and consultant to AT&T Bell Laboratories from 1991 to 1995. Dr. Jackson currently serves as a member of the President’s Council of Advisors on Science and Technology, appointed by President Obama in 2009. She is a member of the National Academy of Engineering and the American Philosophical Society and a Fellow of the American Academy of Arts and Sciences, the American Association for the Advancement of Science, and the American Physical Society. She is a trustee of the Brookings Institution, a Life Trustee of M.I.T. and a member of the Council on Foreign Relations. She is also a director of FedEx Corporation, Marathon Oil Corporation, Public Service Enterprise Group and International Business Machines Corporation. Within the past five years, Dr. Jackson also served as a director of NYSE Euronext.

Qualifications: Dr. Jackson’s qualifications to serve on our Board include her leadership experience in government, industry and within a number of educational organizations (President, Rensselaer Polytechnic Institute; Trustee, M.I.T.), including those that bring technological innovation to the marketplace. In addition, Dr. Jackson serves on the boards of directors of a number of public companies and has accumulated over 31 years of audit, compensation, and governance and nominating committee experience, including as chair. Her leadership and strategic and innovative insight make her a valuable contributor to our Board.

MICHAEL O. LEAVITT Founder and Chairman Leavitt Partners	Director since 2011 age 61

Governor Leavitt has been founder and Chairman of Leavitt Partners since 2009. Prior to that he was the United States Secretary of Health and Human Services from 2005 to 2009; Administrator of the Environmental Protection Agency from 2003 to 2005; and Governor of Utah from 1993 to 2003.

Qualifications: Governor Leavitt’s qualifications to serve on our Board include his extensive management and leadership experience, including serving as the Governor of Utah, a large state with a diverse body of constituents, appointments to positions with the U.S. government, where he oversaw and advised on issues of national concern, and overseeing Leavitt Partners, LLC’s work advising clients in the health care and food safety sectors. Mr. Leavitt brings to the Board decades of leadership experience with valuable knowledge of the governmental regulatory environment and corporate governance, and this experience makes him a valuable member of our Board.

JAMES T. LENEHAN Financial Consultant and Retired Vice Chairman and President of Johnson & Johnson	Director since 2007 age 63

Mr. Lenehan served as President of Johnson & Johnson from 2002 until 2004 when he retired after 28 years of service to Johnson & Johnson, including as; Vice Chairman of Johnson & Johnson from 2000 until 2004; Worldwide Chairman of Johnson & Johnson’s Medical Devices and Diagnostics Group from 1999 until he became Vice Chairman of the Board; and was previously Worldwide Chairman, Consumer Pharmaceuticals & Professional Group. Mr. Lenehan has been a financial consultant since 2004. Within the past five years, Mr. Lenehan served as a director of Talecris Biotherapeutics Holding Corp.

Qualifications: Mr. Lenehan’s qualifications to serve on our Board include 29 years of business, operational and management experience in medical device, pharmaceutical, biotherapeutics and related industries. He also serves on the board of directors of private companies. His leadership and financial experience makes his input valuable to Medtronic. Additionally, Mr. Lenehan qualifies as an “audit committee financial expert’ as defined by SEC rules.

DENISE M. O’LEARY Private Venture Capital Investor	Director since 2000 age 55

Ms. O’Leary has been a private venture capital investor in a variety of early stage companies since 1996. Ms. O’Leary is also a director of US Airways Group, Inc. and Calpine Corporation. She was a member of the Stanford University Board of Trustees from 1996 through 2006, where she chaired the Committee of the Medical Center. Within the past five years, Ms. O’Leary also served as a director of Chiron Corporation, which was acquired by Novartis in 2006.

Qualifications: Ms. O’Leary’s qualifications to serve on our Board include her extensive experience with companies at a variety of stages and her success as an investor. She also serves on the boards of directors of other public companies. Her financial expertise, experience in the oversight of risk management, and thorough knowledge and understanding of capital markets provide valuable insight with regard to corporate governance and financial matters. Additionally, Ms. O’Leary qualifies as an “audit committee financial expert” as defined by SEC rules.

KENDALL J. POWELL Chairman and Chief Executive Officer General Mills, Inc.	Director since 2007 age 58

Mr. Powell has been Chairman of General Mills, Inc. since 2008 and Chief Executive Officer of General Mills, Inc. since 2007. He was President and Chief Operating Officer of General Mills, Inc. from 2006 to 2007, and became a director of General Mills, Inc. in 2006; Executive Vice President and Chief Operating Officer, U.S. Retail from 2005 to 2006; and Executive Vice President of General Mills, Inc. from 2004 to 2005. From 1999 to 2004, Mr. Powell was Chief Executive Officer of Cereal Partners Worldwide, a joint venture of General Mills, Inc. and the Nestle Corporation. Mr. Powell joined General Mills, Inc. in 1979.

Qualifications: Mr. Powell’s qualifications to serve on our Board include more than three decades of business, operational and management experience. Mr. Powell also serves on the board of directors of another public company. His extensive marketing and executive decision-making experience and corporate governance work make Mr. Powell a valuable director. Additionally, Mr. Powell qualifies as an “audit committee financial expert’ as defined by SEC rules.

ROBERT C. POZEN Former Chairman MFS Investment Management	Director since 2004 age 65

Mr. Pozen was Chairman of MFS Investment Management and a director of MFS Mutual Funds from 2004 until 2011. He previously was Secretary of Economic Affairs for the Commonwealth of Massachusetts in 2003, and John Olin Visiting Professor, Harvard Law School, from 2002 to 2003. He also was Vice Chairman of Fidelity Investments from 2000 to 2001 and President of Fidelity Management & Research from 1997 to 2001. From 2007 to 2008, he was the chairman of the SEC Advisory Committee on Improvements to Financial Reporting and since 2008 he has been a senior lecturer at Harvard Business School. Mr. Pozen currently serves on the board of Nielsen Holdings N.V. Within the past five years, Mr. Pozen also served as a director of MFS Investment Management, MFS Mutual Funds, and BCE Inc., the parent company of Bell Canada.

Qualifications: Mr. Pozen’s qualifications to serve on our Board include his many successful investing experiences. He also served on President George W. Bush’s Commission to Strengthen Social Security and as Secretary of Economic Affairs for Massachusetts Governor Mitt Romney. His extensive financial knowledge, previous performance as a board member, and years of work in corporate governance make Mr. Pozen a qualified and valuable director. Additionally, Mr. Pozen qualifies as an “audit committee financial expert” as defined by SEC rules.

JACK W. SCHULER Co-Founder of Crabtree Partners	Director since 1990 age 71

Mr. Schuler has been a director of Stericycle, Inc. since 1990; President and Chief Operating Officer of Abbott Laboratories from 1987 to 1989; and a director of Abbott Laboratories from 1985 to 1989. Mr. Schuler is a director of Quidel Corporation and a co-founder of Crabtree Partners. Within the past five years, Mr. Schuler also served as a director of Ventana Medical Systems, Inc., ICOS Corporation and Elan Corporation, plc.

Qualifications: Mr. Schuler’s qualifications to serve on our Board include his nearly 40 years of management and strategic experience as a successful investor, entrepreneur and executive in the health care industry. He also serves on the boards of directors of other public companies. His extensive knowledge of corporate leadership, governance and the health care industry make Mr. Schuler a valuable director. Additionally, Mr. Schuler qualifies as an “audit committee financial expert” as defined by SEC rules.

THE BOARD RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES.

Director Independence

Under the New York Stock Exchange Corporate Governance Standards, to be considered independent, a director must be determined to have no material relationship with Medtronic, other than as a director. The Board of Directors has determined that the following directors, comprising all of our non-management directors, are independent under the New York Stock Exchange Corporate Governance Standards: Messrs. Anderson, Calhoun, Lenehan, Powell, Pozen, Rosso and Schuler, Drs. Dzau and Jackson, Governor Leavitt and Ms. O’Leary. In making this determination, the Board considered its Director Independence Standards, which correspond to the New York Stock Exchange standards on independence. These standards identify certain types of relationships that are categorically immaterial and do not, by themselves, preclude the directors from being independent. The types of relationships and the directors who have had such relationships include:

•	having an immediate family member who is, or has recently been, employed by Medtronic other than as an executive officer (Mr. Schuler);

•

Mr. Schuler’s son, Tino Schuler, is an employee of Medtronic, but there are no factors that the Company believes could raise additional concern regarding Mr. Schuler’s independence (Tino Schuler is not a Section 16 officer and does not have a key strategic role at Medtronic).

•

being a current employee of an entity that has made payments to, or received payments from, Medtronic for property or services (Messrs. Anderson, Calhoun, Powell, Pozen and Rosso and Drs. Dzau and Jackson);

•	Mr. Anderson’s relationship with Medtronic, through the relevant entity, is transactional in nature and is not a material transactional relationship.

•	Mr. Calhoun’s relationship with Medtronic, through the relevant entity, is transactional in nature and is not a material transactional relationship.

•	Mr. Powell’s relationship with Medtronic, through the relevant entity, is transactional in nature and is not a material transactional relationship.

•	Mr. Pozen’s relationship with Medtronic, through the relevant entity, is transactional in nature and is not a material transactional relationship.

•	Mr. Rosso’s relationship with Medtronic, through the relevant entity, is transactional in nature and is not a material transactional relationship.

•	Dr. Dzau’s relationships with Medtronic, through the relevant entities, are transactional in nature and are not material transactional relationships.

•	Dr. Jackson’s relationship with Medtronic, through the relevant entity, is transactional in nature and is not a material transactional relationship.

and

•	being an employee of a non-profit organization to which Medtronic or The Medtronic Foundation has made contributions (Mr. Pozen and Drs. Dzau and Jackson).

•	The Medtronic Foundation’s contributions to the relevant non-profit entities are not material grants.

•	The directors are not executive officers of the relevant non-profit organizations.

All of the relationships of the types listed above were entered into, and payments were made or received, by Medtronic in the ordinary course of business and on competitive terms, and no director participated in negotiations regarding, nor approved, any such purchases or sales. Aggregate payments to, transactions with or discretionary charitable contributions to each of the relevant organizations did not exceed the greater of $1,000,000 or 2% of that organization’s consolidated gross revenues for that organization’s last three fiscal years. The Board reviewed the transactions with each of these organizations and determined that they were made in the ordinary course of business, the directors had no role with respect to the Company’s decision to make any of the purchases or sales and the aggregate amounts in each case were less than 1% of the consolidated gross revenues of the other organization and the Company, except for one transaction discussed below.

The Board of Directors also considered relationships consistent with its Director Independence Standards in which the director had a further removed relationship with the relevant third party. This included the director being a director (rather than an employee or executive officer) of a Medtronic vendor or purchaser of Medtronic’s products in which payments were made or received by Medtronic in the ordinary course of business on competitive terms, and aggregate payments to, transactions with or discretionary charitable contributions to the relevant third party did not exceed the greater of

$1,000,000 or 1% of that organization’s consolidated gross revenues for that organization’s last three fiscal years. This also included a director’s spouse who was a consultant to, but not an employee of, The Medtronic Foundation where payments to the spouse did not exceed $120,000. The Board of Directors further determined that none of the relationships were material.

In addition, the Board of Directors has evaluated relationships which are consistent with its Director Independence Standards but which are not categorically pre-approved thereunder. Dr. Dzau is Chancellor of Health Affairs at Duke University. Medtronic is party to an agreement with Duke University to collaboratively research, develop and commercialize therapies to treat Hepatitis C, which was entered into before Dr. Dzau became a director of Medtronic. In November 2011, a Medtronic subsidiary entered into a sponsorship agreement with International Partnership for Innovative Healthcare Delivery, Inc. (IPIHD), a non-profit organization founded in part by Duke University, managed by Duke University, and for which Dr. Dzau serves as Chairman of the Board. In order to further IPIHD’s mission to increase global access to cost-effective and high-quality health care delivery solutions, Medtronic International, Ltd. expects to make contributions over a three-year period which will fall below $1,000,000 in the aggregate, but which will, on an aggregate basis, exceed 2% of IPIHD’s annual gross revenues. Medtronic’s business relationships with Duke University and IPIHD are maintained on an arm’s-length basis. Neither Dr. Dzau nor Duke University are given special treatment in these relationships, Dr. Dzau does not participate in negotiations or approvals regarding these relationships, and Medtronic makes no payments to Dr. Dzau other than in connection with his service as a director. In addition, pursuant to the New York Stock Exchange Corporate Governance Standards for evaluating director independence, the Board determined that none of the amounts paid in connection with these relationships are at a level that would compromise Dr. Dzau’s independence.

Mr. Pozen is the former Chairman of MFS Investment Management (“MFS”), which manages money for MFS mutual funds and other accounts, any of which may from time to time buy or sell Medtronic stock. The Board determined that this relationship is not material. Mr. Pozen has no involvement with these transactions, and there is an informational barrier between him and the rest of MFS with regard to Medtronic stock.

Related Transactions and Other Matters

In January 2007, the Board of Directors of Medtronic adopted written related party transaction policies and procedures and amended such policies and procedures in March 2011. The policies require that all “interested transactions” (as defined below) between Medtronic and a “related party” (as defined below) are subject to approval or ratification by the Nominating and Corporate Governance Committee. In determining whether to approve or ratify such transactions, the Nominating and Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the interested transaction is on the same terms as are generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Nominating and Corporate Governance Committee has reviewed a list of interested transactions and deemed them to be pre-approved or ratified. Also, the Board of Directors has delegated to the chair of the Nominating and Corporate Governance Committee the authority to pre-approve or ratify any interested transaction in which the aggregate amount is expected to be less than $1 million. Finally, the policies provide that no director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except that the director shall provide all material information concerning the interested transaction to the Nominating and Corporate Governance Committee.

Under the policies, an “interested transaction” is defined as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or any guarantee of indebtedness) in which:

•	the aggregate amount involved will or may be expected to exceed $120,000 in any twelve-month period;

•	Medtronic is a participant; and

•	any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than ten percent beneficial owner of another entity).

A “related party” is defined as any:

•

person who is or was (since the beginning of the last fiscal year for which Medtronic has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director;

•	greater than five percent beneficial owner of Medtronic’s common stock; or

•	immediate family member of any of the foregoing.

During fiscal year 2012, Tino Schuler, a son of director Jack W. Schuler, was employed by Medtronic as one of a number of marketing directors focused on Medtronic’s core ear, nose, and throat product lines reporting to a Vice President, Marketing of Medtronic’s core ear, nose, and throat product lines. Mr. Tino Schuler worked for Xomed Surgical Products, Inc. (“Xomed”) beginning in August 1993, and Xomed, the predecessor to our core ear, nose, and throat business, was acquired by Medtronic in 1999. In fiscal year 2012, Medtronic’s Surgical Technologies business, which includes the core ear, nose, and throat product lines, represented approximately 8% of Medtronic world-wide revenue. Mr. Tino Schuler was paid an aggregate salary and bonus of $246,410 and the standard benefits provided to other non-executive Medtronic employees for his services during fiscal year 2012. Mr. Tino Schuler is not an executive officer of, and does not have a key strategic role within, Medtronic.

GOVERNANCE OF MEDTRONIC

Our Corporate Governance Principles

The Board of Directors first adopted Principles of Corporate Governance (the “Governance Principles”) in fiscal 1996 and revises these Governance Principles from time to time, most recently in June 2012. The Governance Principles describe Medtronic’s corporate governance practices and policies, and provide a framework for the governance of Medtronic. Among other things, the Governance Principles include the provisions below.

•

A majority of the members of the Board must be independent directors and no more than two directors may be Medtronic employees. Currently one director, Medtronic’s Chairman and Chief Executive Officer, is not independent.

•	Medtronic maintains Audit, Compensation, Finance, Nominating and Corporate Governance and Quality and Technology Committees, which consist entirely of independent directors.

•	The Nominating and Corporate Governance Committee consists of all independent directors and oversees an annual evaluation of the Board.

Our Governance Principles, the charters of our Audit, Compensation, Finance, Nominating and Corporate Governance and Quality and Technology Committees and our codes of conduct are published on our website at www.medtronic.com/corporate-governance/index.htm. These materials are available in print to any shareholder upon request. From time to time the Board reviews and updates these documents as it deems necessary and appropriate.

Lead Director and Chairman; Transition Advisor; Executive Sessions

Mr. Ishrak, our Chief Executive Officer, also serves as Chairman of the Board. The Board believes that it is appropriate for Mr. Ishrak to serve as Chairman of the Board due to his extensive knowledge of and experience in the global health care industry generally and in the medical device industry specifically. This knowledge and experience will be critical in identifying strategic priorities and providing unified leadership in the execution of strategy.

Our designated “Lead Director” is Mr. Kendall J. Powell and he presides as chair at regularly scheduled meetings of the independent directors. Mr. Powell also suggests agenda items for Board meetings and reviews and approves the agendas for each meeting of the Board of Directors and its Committees. He also presides over the directors’ annual evaluation of the Board and advises Mr. Ishrak on the conduct of Board meetings, facilitating teamwork and communications between the non-management directors and management, serving as a liaison between the two. As Lead Director, Mr. Powell also receives all committee materials in addition to those committees upon which he serves. In addition, Mr. Powell acts as the focal point on the Board issues such as corporate governance and suggestions from non-management directors, especially on sensitive issues.

In June 2011, the Board of Directors appointed Mr. Pozen to serve as the Board of Directors’ Transition Advisor to Mr. Ishrak until April 27, 2012. Mr. Pozen was appointed because of his significant knowledge and experience on a broad range of issues relevant to the Company, including investor relations and public affairs. Mr. Pozen served as a resource available to Mr. Ishrak during Mr. Ishrak’s initial period as Chairman and Chief Executive. As compensation for his services, Mr. Pozen was paid a special stipend of $30,000 paid in the same manner as the compensation to the Board Committee chairs.

Six regular meetings of our Board are held each year, and at each Board meeting our independent directors meet in executive session with no Company management present.

Board Role in Risk Oversight

Our Board of Directors, in exercising its overall responsibility to oversee the management of our business, considers risks when reviewing the Company’s strategic plan, financial results, merger and acquisition related activities, legal and regulatory matters and its public filings with the Securities and Exchange Commission. The Board is also deeply engaged in the Company’s Enterprise Risk Management (“ERM”) program and has received briefings on the outcomes of the ERM program and the steps the Company is taking to mitigate risks identified through the ERM program. The Board’s oversight of risk management includes full and open communications with management to review the adequacy and functionality of the risk management processes used by management. In addition, the Board of Directors uses its committees to assist in its risk oversight responsibility as follows:

•

The Audit Committee assists the Board of Directors in its oversight of the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities. The Audit Committee periodically discusses policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial and business risk exposures and certain contingent liabilities and the steps management has undertaken to monitor and control such exposures. It also meets privately with representatives from the Company’s independent registered public accounting firm.

•	The Finance Committee assists the Board of Directors in its oversight of risk relating to the Company’s assessment of its significant financial risks and certain contingent liabilities.

•	The Compensation Committee assists the Board of Directors in its oversight of risk relating to the Company’s assessment of its compensation policies and practices.

•	The Quality and Technology Committee assists the Board of Directors in its oversight of risk relating to product quality and safety and the areas of human and animal studies.

Committees of the Board and Meetings

Our five standing Board committees — Audit, Compensation, Finance, Nominating and Corporate Governance and Quality and Technology — consist solely of independent directors, as defined in the New York Stock Exchange Corporate Governance Standards. Each director attended 75% or more of the total Board and Board committee meetings on which the director served in fiscal year 2012. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The following table summarizes the current membership of the Board and each of its standing committees and the number of times each standing committee met during fiscal year 2012.

	Board	Audit	Compensation	Finance	Nominating and Corporate Governance	Quality and Technology
Mr. Anderson	X		Chair		X
Mr. Calhoun	X	X		X
Dr. Dzau	X				X	X
Mr. Ishrak	Chair
Dr. Jackson	X		X	X		Chair
Gov. Leavitt	X				X	X
Mr. Lenehan	X			X		X
Ms. O’Leary	X	Chair	X
Mr. Powell	X		X		Chair
Mr. Pozen	X	X		Chair
Mr. Rosso	X				X	X
Mr. Schuler	X	X	X
Number of fiscal year 2012 meetings	8	12	7	4	8	5

The principal functions of our five standing committees — the Audit Committee, the Compensation Committee, the Finance Committee, the Nominating and Corporate Governance Committee, and the Quality and Technology Committee — are described below.

Audit Committee

•	Oversees the integrity of Medtronic’s financial reporting

•	Oversees the independence, qualifications and performance of Medtronic’s external independent registered public accounting firm and the performance of Medtronic’s internal auditors

•	Oversees Medtronic’s compliance with applicable legal and regulatory requirements, including overseeing Medtronic’s engagements with, and payments to physicians and other health care providers

•

Reviews annual audited financial statements with management and Medtronic’s independent registered public accounting firm and recommends to the Board whether the financial statements should be included in Medtronic’s Annual Report on Form 10-K

•	Reviews the results of independent third party reviews of payments made to health care providers and oversees payments made to health care providers

•	Reviews and discusses with management and Medtronic’s independent registered public accounting firm quarterly financial statements and earnings releases

•	Reviews major issues and changes to Medtronic’s accounting and auditing principles and practices

•

Discusses policies with respect to risk assessment and risk management as well as the major financial and business risk exposures and the steps management has undertaken to monitor and control such exposures

•	Undertakes the appointment, compensation, retention and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee

•	Pre-approves all audit and permitted non-audit services to be provided by the independent registered public accounting firm

•

Reviews, at least annually, a report by the independent registered public accounting firm describing its internal quality-control procedures and any material issues raised by the most recent internal quality-control review

•

Reviews the experience and qualifications of the lead partner of the independent registered public accounting firm each year and considers whether there should be rotation of the lead partner or the independent auditor itself

•	Prepares the Report of the Audit Committee

•	Meets with the independent registered public accounting firm prior to the audit to review the scope and planning of the audit

•	Reviews the results of the annual audit examination

•	Considers, at least annually, the independence of the independent registered public accounting firm

•	Reviews the adequacy and effectiveness of Medtronic’s internal controls over financial reporting and disclosure controls and procedures

•	Establishes procedures concerning the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters

•	Meets privately in separate executive sessions periodically with management, internal auditors and the independent registered public accounting firm

Audit Committee Independence and Financial Experts

In accordance with New York Stock Exchange Corporate Governance Standards and SEC Rule 10A-3, all members of the Audit Committee meet the additional independence standards applicable to Audit Committee members. In addition, the Board has determined that all of our current Audit Committee members are audit committee financial experts, as that term is defined in SEC rules.

Audit Committee Pre-Approval Policies

Rules adopted by the SEC require public company audit committees to pre-approve audit and non-audit services provided by a company’s independent registered public accounting firm. Our Audit Committee has adopted detailed pre-approval policies and procedures pursuant to which audit, audit-related, tax and other permissible non-audit services are pre-approved by category of service. The fees are budgeted, and actual fees versus the budget are monitored throughout the year. During the year, circumstances may arise when it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, we obtain the approval of the Audit Committee before engaging the independent registered public accounting firm. The policies require the Audit Committee to be informed of each service, and the policies do not include any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may also delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Compensation Committee

•	Reviews compensation philosophy and major compensation programs

•

Annually reviews executive compensation programs; annually reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and, based on its own evaluation of performance in light of those goals and objectives as well as input from the entire Board, determines and approves the total compensation of the Chief Executive Officer and annually approves the total compensation of all other executive officers, including base salaries

•	Administers and determines incentive compensation plans and equity-based compensation plans and approves stock and other long-term incentive awards

•	Monitors compliance by the Chief Executive Officer and senior management with the Company’s stock ownership guidelines

•	Reviews new compensation arrangements and reviews and recommends to the Board employment agreements and severance arrangements for senior executive officers

•

Reviews and discusses with management the Compensation Discussion and Analysis required by the rules of the SEC and recommends to the Board the inclusion of the Compensation Discussion and Analysis in the Company’s annual proxy statement

•	Assists the Board in reviewing results of any shareholder advisory votes and responding to other shareholder communications as such relate to the compensation of senior executive officers

•	Assesses the Company’s risk relating to its compensation policies and practices

Please refer to the Compensation Discussion and Analysis beginning on page 26 for additional discussion of the Compensation Committee’s processes and procedures relating to compensation.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee are Richard H. Anderson (Chair), Denise M. O’Leary, Kendall J. Powell and Jack W. Schuler. No member of the Compensation Committee during fiscal year 2012 was ever an officer or employee of Medtronic, and no executive officer of Medtronic during fiscal year 2012 served on the Compensation Committee or board of any company that employed any member of Medtronic’s Compensation Committee or Board.

Compensation Risk Assessment

We conducted a risk assessment of our compensation policies and practices and concluded that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on our Company. The framework for the assessment was developed using materials from the Compensation Committee’s independent consultant, Frederic W. Cook & Co., Inc., and included an update to a comprehensive internal survey used in fiscal year 2010 that was designed to identify material policies and practices to be assessed, a review of the identified compensation plans and practices against the evaluation framework and an identification of mitigating factors with respect to any such risks.

In particular, as a result of the assessment we noted that:

•

Base salaries at Medtronic are generally competitive in the median range of the executive compensation peer companies, not subject to any performance risk and act as a material component of total compensation for most Medtronic employees

•	Incentive plans for senior management and executive officers are appropriately weighted between short-term and long-term performance; between cash and equity compensation; and

with long-term incentive performance targets being established at the beginning of each of our overlapping three year performance periods to reduce the incentive to maximize performance during any one year

•	Short-term incentive performance goals are recalibrated annually, based upon Medtronic’s annual operating plan approved by the Board, and are different than the long-term performance measures

•

Executives and directors are subject to stock ownership and retention guidelines which require directors to maintain ownership of Medtronic stock equal to five (5) times their annual retainer, Medtronic’s CEO to maintain ownership of Medtronic stock equal to six (6) times his annual salary, and the other NEOs to maintain Medtronic stock equal to three (3) times their annual salary. As of July 13, 2012, all directors and NEOs are in compliance with the stock ownership and retention guidelines;

•	Medtronic has in place policies designed to recoup improper payments or gains from incentive and equity compensation paid or granted to executives

Finance Committee

•	Reviews and approves management’s recommendations to the Board for significant capital expenditures

•	Reviews, approves and monitors significant strategic transactions

•	Reviews and oversees management’s plans and objectives for the capitalization of the Company

•

Reviews and approves management’s recommendations to the Board with respect to new debt and equity offerings, dividends, authorizations for repurchases of the Company’s stock and the Corporate Cash Investment Policy

•	Reviews management’s decisions regarding certain financial aspects of the Company’s employee benefit plans

•	Reviews and oversees the Company’s tax strategies

•	Reviews with management the Company’s strategies for management of significant financial risks and contingent liabilities

•	Reviews and recommends to the Board for approval authorization limits for the Committee and the Chief Executive Officer to approve expenditures

Nominating and Corporate Governance Committee

•	Identifies, evaluates and recommends to the Board individuals for the Board to nominate for election as directors

•	Formulates and administers policies and procedures for identifying, evaluating and recommending director candidates, including nominees recommended by shareholders

•	Reviews and makes recommendations to the Board whether members of the Board should stand for re-election

•	Considers any resignation offered by a director

•	Develops an annual evaluation process for the Board and its committees

•	Recommends to the Board directors to serve as members of each committee and recommends any changes to the Board or standing committees that the Committee believes desirable

•	Monitors emerging corporate governance trends and oversees and evaluates the Company’s corporate governance policies and programs

•	Recommends to the Board corporate governance guidelines

•	Reviews shareholder proposals and recommends to the Board proposed Company responses to such proposals

•

Reviews at least annually the Company’s Standards for Director Independence, recommends any desirable modifications to the standards, and provides to the Board the Committee’s assessment of which directors should be deemed independent directors

•	Reviews at least annually the requirements of a “financial expert” under the applicable rules of the SEC and NYSE and determines which directors are “financial experts”

•	Oversees and reviews on a periodic basis the continuing education program for directors and the orientation program for new directors

•	Determines director compensation and benefits

•	Reviews at least annually the leadership succession plan

The Nominating and Corporate Governance Committee considers candidates for Board membership, including those suggested by shareholders, applying the same criteria to all candidates. Any shareholder who wishes to recommend a prospective nominee for the Board for consideration by the Nominating and Corporate Governance Committee must notify the Corporate Secretary in writing at Medtronic’s offices at 710 Medtronic Parkway, Minneapolis, MN 55432. Any such recommendations should provide whatever supporting material the shareholder considers appropriate, but should at a minimum include such background and biographical material as will enable the Nominating and Corporate Governance Committee to make an initial determination as to whether the nominee satisfies the criteria for directors set out in the Governance Principles.

If the Nominating and Corporate Governance Committee identifies a need to replace a current member of the Board, to fill a vacancy in the Board or to expand the size of the Board, it considers candidates from a variety of sources, including third-party search firms. The process followed to identify and evaluate candidates includes meetings to evaluate biographical information and background material relating to candidates, and interviews of selected candidates by members of the Board. Recommendations of candidates for inclusion in the Board slate of director nominees are based upon the criteria set forth in the Principles of Corporate Governance. These criteria include business experience and skills, judgment, honesty and integrity, the ability to commit sufficient time and attention to Board activities and the absence of potential conflicts with Medtronic’s interests. While the Nominating and Corporate Governance Committee does not have a formal diversity policy for Board membership, the Nominating and Corporate Governance Committee seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. The Nominating and Corporate Governance Committee considers, among other factors, diversity with respect to viewpoint, skills, experience and community involvement in its evaluation of candidates for Board membership.

After completing the evaluation process, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to persons who should be nominated by the Board. The Board determines the nominees after considering the recommendations and report of the Nominating and Corporate Governance Committee and such other evaluations as it deems appropriate.

Alternatively, shareholders intending to appear at the Annual Meeting to nominate a candidate for election by the shareholders at the meeting (in cases where the Board does not intend to nominate the candidate or where the Nominating and Corporate Governance Committee was not requested to consider his or her candidacy) must comply with the procedures in Medtronic’s amended articles of incorporation, which are described under “Other Information — Shareholder Proposals and Director Nominations” on page 75 of this proxy statement.

Quality and Technology Committee

•	Provides assistance to the Board in its oversight of product quality and safety, scientific and technical direction, and human and animal studies

•

Oversees risk management in the area of product quality and safety, including review of Medtronic’s overall quality strategy and processes in place to monitor and control product quality and safety; periodic review of results of product quality and quality system assessments by Medtronic and external regulators (including the U. S. Food and Drug Administration (“FDA”) and various notified bodies); and review of important product quality issues and field actions

•

Oversees the scientific and technical direction of Medtronic, including monitoring of overall effectiveness of research and development and periodic review of Medtronic’s intellectual property strategy and portfolio

•	Oversees risk management in the area of human and animal studies, including the periodic review of policies and procedures related to the conduct of human and animal studies

Annual Meeting of the Shareholders

It has been the longstanding practice of Medtronic for all directors to attend the Annual Meeting of Shareholders. All directors, except Jean-Pierre Rosso, attended the last Annual Meeting.

Director Compensation

The Director Compensation table reflects all compensation awarded to, earned by or paid to the Company’s non-employee directors during fiscal year 2012. No additional compensation was provided to Mr. Ishrak for his service as a director on the Board.

Non-Employee Director	Fees Earned or Paid in Cash(1)	Stock Awards	Total
Richard H. Anderson	$90,000	$140,003	$230,003
David L. Calhoun	$85,000	$140,003	$225,003
Victor J. Dzau	$80,000	$140,003	$220,003
Shirley Ann Jackson	$91,602	$140,003	$231,605
Michael O. Leavitt(2)	$31,429	$55,008	$86,437
James T. Lenehan	$81,602	$140,003	$221,605
Denise M. O’Leary	$99,000	$140,003	$239,003
Kendall J. Powell	$110,000	$140,003	$250,003
Robert C. Pozen	$121,796	$140,003	$261,799
Jean-Pierre Rosso	$80,000	$140,003	$220,003
Jack Schuler	$83,398	$140,003	$223,401

(1)	These numbers reflect pro-rata payments as a result of changes in committee assignments during the fiscal year.

(2)	Governor Leavitt’s compensation was pro-rated as a result of his appointment to the Board effective December 2011.

Fees Earned or Paid in Cash. The fees earned or paid in cash column represents the amount of annual retainer and annual cash stipend for Board and committee service (prorated for partial year’s service). For fiscal year 2012, the Board’s annual cash retainer was $80,000.

In addition, the Chairs of each of the Nominating and Corporate Governance, Compensation, Finance and Quality and Technology Committees received an annual cash stipend of $10,000. The Chair of the Audit Committee received a cash stipend of $19,000, while all non-chair members of the Audit Committee received an annual cash stipend of $5,000. Mr. Pozen also received a one-time annual cash stipend of $30,000 for acting as the Transition Advisor to Mr. Ishrak. Finally, the Lead Director received an annual cash stipend of $20,000.

The annual cash retainer, annual cash stipend and special committee fees are paid in two installments — in the middle and at the end of a fiscal year. The annual cash retainer and annual cash stipend are reduced by 25% if a non-employee director does not attend at least 75% of the total meetings of the Board and Board committees on which such director served during the relevant plan year. The table on page 16 of this proxy statement under the section entitled “Committees of the Board and Meetings” shows on which committees the individual directors serve.

Stock Awards. Directors are granted deferred stock units on the first business day of the fiscal year in an amount equal to $140,000 (on a pro-rata basis for participants who are directors for less than the entire preceding plan year and reduced by 25% for those directors who failed to attend at least 75% of the applicable meetings during such fiscal year) divided by the fair market value of a share of Medtronic common stock on the date of grant. Dividends paid on Medtronic common stock are credited to a director’s stock unit account in the form of additional stock units. The balance in a director’s stock unit account will be distributed to the director in the form of shares of Medtronic common stock upon resignation or retirement from the Board in a single distribution or, at the director’s option, in five equal annual distributions. The stock awards column represents aggregate grant date fair value of the deferred stock units granted in the respective fiscal year as computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718, Compensation — Stock Compensation.

Stock Holdings.    Non-employee directors held the following shares of restricted stock, stock options, and deferred stock units as of April 27, 2012:

Non-Employee Director	Restricted Stock	Stock Options	Deferred Stock Units
Richard H. Anderson		27,560	16,129
David L. Calhoun		10,061	9,597
Victor J. Dzau		9,636	8,559
Shirley Ann Jackson		21,432	16,882
Michael O. Leavitt		0	0
James T. Lenehan		10,471	10,438
Denise M. O’Leary		33,382	18,062
Kendall J. Powell		10,061	9,637
Robert C. Pozen(1)		4,484	13,766
Jean-Pierre Rosso		34,885	19,367
Jack W. Schuler	14,702	36,666	20,798

(1)	Does not include 13,080 stock options transferred to adult children.

To align directors’ interests more closely with those of shareholders, the Nominating and Corporate Governance Committee approved the Medtronic, Inc. Stock Ownership and Retention Guidelines pursuant to which non-employee directors are expected to own stock of Medtronic in an amount equal to five times the annual Board retainer fees. In addition, each director must retain, for a period of one year, 75% of the net after-tax profit shares realized from option exercises or share issuances resulting from grants made after such director has achieved an investment position in the Company’s common stock in excess of the ownership guideline. For stock options, net after-tax profit shares are those shares remaining after payment of the option’s exercise price and income taxes. For share issuances, net gain shares are those remaining after payment of income taxes. Shares retained may be sold on the later of one year after receipt of the shares or until the ownership guidelines are met. In the case of retirement or termination, the shares may be sold after the shorter of the remaining retention period or one year following retirement or termination, as applicable. As of April 27, 2012, all directors were in compliance with the stock ownership and retention policy; however, due to their more recent appointments, Mr. Leavitt and Dr. Dzau are continuing to make progress towards the required ownership guidelines.

Deferrals. Directors may defer all or a portion of their cash compensation through participation in the Medtronic Capital Accumulation Plan Deferral Program, a nonqualified deferred compensation plan designed to allow participants to make contributions of their compensation before taxes are withheld, and to earn returns or incur losses on those contributions based upon allocations of their balances to one or more investment alternatives, which are also investment alternatives that Medtronic offers its employees through its 401(k) Plan.

Complaint Procedure; Communications with Directors

The Sarbanes-Oxley Act of 2002 requires companies to maintain procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We currently have such procedures in place. Our 24-hour, toll-free confidential compliance line is available for the submission of concerns regarding accounting, internal controls or auditing matters. Our independent directors may also be contacted via e-mail at independentdirectors@medtronic.com. Our Lead Director may be contacted via e-mail at leaddirector@medtronic.com. Communications received from shareholders may be forwarded directly to Board members as part of the materials sent before the next regularly scheduled Board meeting, although the Board has authorized management, in its discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening or otherwise inappropriate. Advertisements, solicitations for periodical or other subscriptions and other similar communications generally will not be forwarded to the directors.

Our Codes of Conduct

All Medtronic employees, including our Chief Executive Officer and other senior executives, are required to comply with our long-standing Code of Conduct to help ensure that our business is conducted in accordance with the highest standards of moral and ethical behavior. Our Code of Conduct covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to bring any violations and suspected violations of the Code of Conduct to the attention of Medtronic, through management or our legal counsel or by using Medtronic’s confidential compliance line. Our Code of Ethics for Senior Financial Officers, which is a part of the Code of Conduct, includes certain specific policies applicable to our Chief Executive Officer, Chief Financial Officer, Treasurer and Controller and to other senior financial officers designated from time to time by our Chief Executive Officer. These policies relate to internal controls, the public disclosures of Medtronic, violations of the securities or other laws, rules or regulations and conflicts of interest. The members of the Board of Directors are subject to a Code of Business Conduct and Ethics relating to director responsibilities, conflicts of interest, strict adherence to applicable laws and regulations and promotion of ethical behavior.

Our codes of conduct are published on our website, at www.medtronic.com under the Corporate Governance caption in the Investors section, and are available in print to any shareholder who requests them. We intend to disclose future amendments to, or waivers for directors and executive officers of, our codes of conduct on our website promptly following the date of such amendment or waiver.

SHARE OWNERSHIP INFORMATION

Significant Shareholders.    The following table shows information as of June 25, 2012, concerning each person who is known by us to beneficially own more than 5% of our common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Of Shares Beneficially Owned, Amount that May Be Acquired Within 60 Days	Percent of Class
BlackRock, Inc., 40 East 52nd Street, New York, NY 10022(1)	62,916,301	N/A	6.14%

(1)

The information for security ownership of this beneficial owner is based on a Schedule 13G/A filed by BlackRock, Inc. on February 13, 2012. Based upon 1,025,039,711 shares outstanding as of June 25, 2012, the shareholder beneficially owns approximately 6.14% of our shares outstanding.

Beneficial Ownership of Management.    The following table shows information as of June 25, 2012 concerning beneficial ownership of Medtronic’s common stock by Medtronic’s directors, named executive officers identified in the Summary Compensation Table under “Executive Compensation,” and all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(7)	Of Shares Beneficially Owned, Amount that May Be Acquired Within 60 Days
Richard H. Anderson(1)	58,059	47,354
David L. Calhoun	22,713	12,713
Michael J. Coyle(2)	72,083	68,094
Victor J. Dzau, M.D.	21,860	21,860
Gary L. Ellis	583,344	510,296
D. Cameron Findlay	71,514	71,324
William A. Hawkins	2,056,847	1,546,776
Omar Ishrak	119,925	80,753
Shirley Ann Jackson, Ph.D.	42,179	41,979
Michael O. Leavitt	1,440	1,440
James T. Lenehan	37,574	24,574
Christopher J. O’Connell	327,284	281,225
Denise M. O’Leary	55,109	55,109
Kendall J. Powell(3)	26,363	23,363
Robert C. Pozen(4)	46,615	21,915
Jean-Pierre Rosso	65,539	57,917
Jack W. Schuler(5)	711,950	61,129
Directors and executive officers as a group (20 persons)(7)	4,801,179	3,290,382

(1)	Mr. Anderson disclaims beneficial ownership of 25 shares that are owned by his adult son.

(2)	Includes 250 shares held by family trust and 3,739 shares held by Mr. Coyle’s spouse.

(3)	Includes 3,000 shares held by Mr. Powell’s spouse’s trust.

(4)	Includes 24,700 shares owned jointly with Mr. Pozen’s spouse.

(5)	Mr. Schuler disclaims beneficial ownership of 30,000 shares held by the Schuler Family Foundation.

(6)

As of June 25, 2012, no director or executive officer beneficially owns more than 1% of the shares outstanding. Medtronic’s directors and executive officers as a group beneficially own approximately 0.5% of the shares outstanding.

(7)

Amounts include the shares shown in the last column, which are not currently outstanding but are deemed beneficially owned because of the right to acquire shares pursuant to options exercisable or RSUs vesting within 60 days (on or before August 24, 2012) and the right to receive shares for deferred stock units within 60 days (on or before August 24, 2012) upon a director’s resignation.

Section 16(a) Beneficial Ownership Reporting Compliance.    Based upon a review of reports and written representations furnished to it, Medtronic believes that during fiscal year 2012 all filings with the SEC by its executive officers and directors complied with requirements for reporting ownership and changes in ownership of Medtronic’s common stock pursuant to Section 16(a) of the Exchange Act, except that due to Medtronic’s administrative oversight, each of Messrs. Butel, Coyle, Dallas, Ellis, Findlay, O’Connell, Ms. Stockdale and Dr. Kuntz, each failed to file timely a Form 4 reflecting annual equity award grants. In addition, due to an error in the calculation of dividend equivalents by Medtronic’s external stock administrator, Messrs. Butel, Dallas, Ellis and O’Connell and Dr. Kuntz each underreported shares withheld for taxes. The amended reports were filed promptly when the errors were discovered.

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

Overview

The Compensation Discussion and Analysis (“CD&A”) provides information about Medtronic’s executive compensation philosophy and the material components of the compensation programs for Medtronic’s Named Executive Officers (“NEOs”) during fiscal year 2012. The focus of the CD&A is to provide background and information that is relevant regarding Committee decisions about compensation for the following NEOs:

Omar Ishrak	Chairman and Chief Executive Officer

Gary Ellis	Senior Vice President and Chief Financial Officer

D. Cameron Findlay	Senior Vice President, General Counsel and Corporate Secretary

Michael J. Coyle	Executive Vice President and Group President, Cardiac and Vascular Group

Christopher J. O’Connell	Executive Vice President and Group President, Restorative Therapies Group

William A. Hawkins	Former Chairman and Chief Executive Officer

Additional information can also be found in the Summary Compensation Table and other tables located in the Executive Compensation section of this proxy statement.

Executive Summary

Compensation Principles and Practices

Medtronic has carefully designed its executive compensation programs to align its executives’ interests with the interests of its shareholders and other important stakeholders. Specifically, Medtronic has put in place compensation programs that emphasize pay for performance through short-term and long-term incentives that use different performance measures, and which are designed to avoid problematic pay practices. The following highlights important compensation principles and practices at Medtronic:

•	The Medtronic Mission drives compensation program design including the highest standards of integrity and rigor;

•	The Compensation Committee’s independent outside compensation consulting firm, Frederic W. Cook & Co., Inc., advised us that going forward we do not have any problematic pay practices;

•	Compensation and benefit programs are designed to attract, motivate and retain a diverse spectrum of top talent;

•	NEO compensation is targeted within the median range of our executive compensation peer companies (detailed on page 29), with actual compensation delivered based on Company performance;

•

Compensation programs align the interests of its executives with the interests of shareholders by linking a meaningful portion of compensation to the value of Medtronic common stock and requiring executives to maintain ownership of Medtronic stock;

•

Incentive programs are designed to drive annual operating performance as well as sustained profitable growth over the longer term. The Medtronic Annual Incentive Plan (“MIP”) aligns with the Company’s annual performance objectives that are approved by the Board of Directors. The Long-Term Incentive Plan (“LTIP”) aligns with the Company’s long-term strategic objectives as approved by the Board of Directors. In fiscal year 2010, the Compensation Committee eliminated duplication of performance measures that previously existed between the two plans;

•	MIP is aligned with the Company’s annual objectives by using three key measures of annual financial performance: revenue growth, diluted earnings per share growth, and cash flow.

•

Medtronic’s LTIP is 100% performance-based and aligned with longer-term strategic objectives by utilizing a target compensation opportunity consisting of one-third stock options, one-third performance-based restricted stock units, and one-third long-term performance plan (a three-year cash incentive program). The stock options are performance-based as there is no value delivered to executives unless value is created for shareholders. The performance-based restricted stock units include a performance threshold of diluted earnings per share growth, and the long-term performance plan incorporates the performance of three-year return on capital goal established by the Compensation Committee, and revenue growth relative to a peer group of companies (detailed on page 42).

•

Consistent with the views of many institutional shareholders, Medtronic’s change of control programs, which also include equity awards granted under the Medtronic, Inc. 2008 Stock Award and Incentive Plan that are replaced in connection with a change of control, are not triggered merely on the occurrence of a change of control (a so-called “single trigger”). Instead, the change of control, compensation and benefits only apply in the event of a change of control where a participant is involuntarily terminated, without cause, or where a participant terminates employment for good reason, within a limited period following the change of control (a “double trigger”);

•	Medtronic’s change of control policy does not provide for any “golden parachute” excise tax gross-up;

•

Medtronic does not provide NEOs with perquisites or executive benefits such as company cars, club memberships, and the like. Instead, Medtronic provides a moderate business expense allowance (ranging from $24,000 to $40,000 annually), to be used in the executive’s discretion, and with no income-tax gross-ups provided on this business expense allowance;

•

NEOs are provided with the same health and retirement benefits that are provided to all Medtronic employees, with the exception that Medtronic executives are required to complete a physical exam as recommended in American Medical Association guidelines and, in the event that requirement exceeds regular plan coverage, the executives can receive reimbursement for up to $2,000 of the cost that exceeds the regular plan coverage;

•

Compensation programs are designed to discourage inappropriate risk taking by aligning the majority of compensation with long-term incentives and by using stock ownership and retention guidelines. Compensation policies include significant penalties for misconduct including a broad clawback policy that allows the Company to recapture equity compensation and other incentive awards paid to an executive who engages in misconduct. Misconduct includes, among other things, a violation of the Medtronic Code of Conduct, other fraudulent or illegal activity, violation of post-termination non-competition covenants, unauthorized disclosure of confidential information, and violation of business ethics or other business policies of Medtronic; and

•

NEOs (along with others) are prohibited from engaging in short sales of Medtronic securities (including share sales against the box) or engaging in purchases or sales of puts, calls or other derivative securities based on Medtronic securities. The policy also prohibits our NEOs from purchasing Medtronic securities on margin, borrowing against Medtronic securities held in a margin account or pledging Medtronic securities as collateral for a loan (unless the officers can clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities).

Consideration of “Say-on-Pay” and “Say-on-Frequency” Voting Results

The Compensation Committee reviewed shareholder and other stakeholder feedback along with the results of the 2011 shareholder “say-on-pay vote” in making compensation decisions during fiscal year 2012. For fiscal year 2011, no consistent problematic pay practices were identified by any stakeholder group. An institutional investment advisory firm identified one concern specifically with the separation agreement for the former Chairman and Chief Executive Officer, William Hawkins. Because the agreement was a critical component of the CEO transition plan, (see page 32 for details), Medtronic addressed this concern by increasing the scope of its outreach process with shareholders to obtain feedback and answer questions. Based on the feedback and the say-on-pay approval by shareholders, the Compensation Committee believes that shareholders generally support our compensation policies and practices. Therefore, the Compensation Committee continued to apply the same principles in determining fiscal year 2012 compensation actions.

The Compensation Committee and the Board also considered the results of the shareholder “say-on-frequency” vote at our 2011 annual meeting of shareholders in adopting a frequency policy for future say-on-pay votes. Because voters holding a substantial majority of shares expressed a preference for having a say-on-pay vote every year, the Board adopted an annual frequency policy. Therefore, our next say-on-pay vote will be held at our 2012 annual meeting of shareholders. We welcome the input of our shareholders on our compensation policies and compensation program at any time.

Business Environment

The Company continued to face a challenging business environment during fiscal year 2012; with top-line growth of 3% (constant currency) and diluted earnings per share growth of 3% (non-GAAP), both at the low-end of the potential performance payout. In light of these business results, the Company’s annual incentive plan paid NEOs (excluding Mr. Ishrak, see footnote 1 in the “Annual Performance-Based Incentives” section) at 52.22% of target and the long-term performance plan paid at 60.18% of target, as summarized below:

The chart above shows that fiscal year 2012 incentive plan payouts are strongly aligned with Medtronic’s pay-for-performance philosophy. In addition, the chart below shows that Medtronic’s fiscal year 2012 base salaries and annual bonuses are strongly aligned with Medtronic’s performance relative to its comparator group of companies.

One-Year Average Size and Performance Composite Rank				Total Annual Compensation (TAC) Rank*
Size	Profitability	Growth	Shareholder Return	CEO		CFO		Other NEO**
Pfizer (PFE)	GILD	COV	GILD	AMGN	$6,673	PFE	$2,640	AMGN	$3,163
Johnson & Johnson (JNJ)	LLY	MRK	AMGN	ABT	$6,100	BMY	$2,217	PFE	$2,222
Merck (MRK)	BMY	AGN	BMY	BMY	$5,731	ABT	$2,217	BMY	$2,217
Abbott Laboratories (ABT)	BAX	BMY	ABT	PFE	$5,200	MRK	$2,165	MRK	$2,159
3M (MMM)	MMM	CFN	AGN	JNJ	$4,972	LLY	$2,091	JNJ	$2,097
Bristol-Myers Squibb (BMY)	MDT	SYK	LLY	MRK	$4,597	AMGN	$2,045	LLY	$1,924
Eli Lilly (LLY)	JNJ	ABT	MRK	BAX	$4,309	JNJ	$1,744	ABT	$1,816
Medtronic (MDT)	SYK	PFE	PFE	GILD	$4,212	COV	$1,641	GILD	$1,708
Amgen [AMGN)	AGN	ZMH	JNJ	LLY	$4,125	STJ	$1,286	BSX	$1,514
Baxter International (BAX)	BDX	GILD	COV	MMM	$4,110	BAX	$1,179	BAX	$1,413
Covidien (COV)	COV	BAX	BAX	MDT (Incl Sign-On)	$3,708	BCR	$1,174	BCR	$1,257
Gilead Sciences (GILD)	AMGN	MMM	ZMH	AGN	$3,167	GILD	$1,170	BDX	$1,197
Stryker (SYK)	ABT	BDX	MMM	CFN	$2,529	BDX	$1,125	COV	$1,124
Boston Scientific (BSX)	ZMH	MDT	MDT	BCR	$2,522	AGN	$1,074	STJ	$998
Becton Dickinson (BDX)	PFE	STJ	SYK	SYK	$2,417	MMM	$1,061	AGN	$997
Allergan (AGN)	MRK	BCR	BCR	BDX	$2,403	BSX	$1,016	CFN	$991
St. Jude Medical (STJ)	STJ	AMGN	BDX	MDT(Excl Sign-On)	$2,155	MDT (52.22%)	$1,013	ZMH	$927
Zimmer Holdings (ZMH)	BCR	JNJ	CFN	STJ	$2,055	ZMH	$898	MDT (52.22%)	$873
CareFusion (CFN)	CFN	BSX	BSX	COV	$1,972	SYK	$828	MMM	$858
C.R. Bard (BCR)	BSX	LLY	STJ	ZMH	$1,917	CFN	$820	SYK	$653
				BSX	$1,191
MDT Rank = 64%	MDT Rank = 61%	MDT Rank = 43%	MDT Rank = 28%	MDT Rank (Incl Sign - on) = 48%		MDT Rank (52.22%) = 17%		MDT Rank (52.22%) = 7%
				MDT Rank (Excl Sign - on) = 18%
Medtronic Composite Rank = 49%				Medtronic Composite Rank (CEO Including Sign-On, MIP 52.22%) = 24%
				Medtronic Composite Rank (CEO Excluding Sign-On, MIP 52.22%) = 14%

*	Total annual compensation (TAG) consists of base salary plus annual bonus earned for fiscal year 2011 (MDT fiscal year 2012); amounts exclude long-term incentives
**	Reflects the average of the named executive officers (NEOs) based on TAG, excluding the CEO and CFO

The chart above shows that total annual compensation for the CFO and other NEOs is in the bottom quartile of the compensation peer companies, while performance ranged from the second to the third quartile.

Summary of Fiscal Year 2012 Compensation Actions

The following summarizes the NEO compensation actions taken by the Compensation Committee in fiscal year 2012:

•

Effective for fiscal year 2012, the Compensation Committee approved base salary increases of 2% for Messrs. Coyle, Ellis, and O’Connell. Mr. Findlay received a base salary increase of 3%. These increases were designed to ensure that base salary is positioned within the median salary range of Medtronic’s peer group of companies (see page 42), taking into consideration performance factors for each NEO;

•

Effective for fiscal year 2012, the Compensation Committee approved an increase in the Medtronic Annual Incentive Plan (MIP) target for Messrs. Coyle, Ellis, and O’Connell. The MIP target for Messrs. Coyle and O’Connell increased from 80% to 85% of annual base salary. Mr. Ellis’s MIP target increased from 85% to 90% of annual base salary. These increases were made to ensure that the MIP target aligned the target compensation opportunity with the median range of Medtronic’s peer group of companies;

•

Effective for fiscal year 2012, the Compensation Committee also approved an increase in the Long-Term Incentive Plan (LTIP) targets for Messrs. Coyle, Ellis, and O’Connell. The LTIP target for Messrs. Coyle and O’Connell increased from an estimated fair market value of $2.0 million to $2.2 million. Mr. Ellis’s LTIP target increased from an estimated fair market value of $2.0 million to $2.4 million. As with the increases to the MIP target, these increases were made to ensure that the LTIP targets align the target compensation opportunity with the median range of Medtronic’s peer group of companies;

•

In fiscal year 2012, the CEO, Compensation Committee, and its independent consultant, completed an extensive review of Medtronic’s Annual (MIP) and Long-Term Incentive Plans (LTIP). As part of the review, the Committee determined that in future annual incentive plans, the guaranteed plan payout floor of 50% of target would be eliminated. Effective starting fiscal year 2013, the Committee approved: a re-weighting of the MIP measures to equal among revenue growth, diluted earnings per share growth, and cash flow; a re-weighting of the Long-Term Performance Plan (LTPP) measures (the cash portion of the LTIP) to equal weight between relative revenue growth and return on invested capital; and a change to payout range for both the MIP and LTPP, using a range from 50% to 200% of the target payout, which aligns with competitive market practice; and

•

In fiscal year 2012, Medtronic implemented executive stock ownership and retention guidelines that require the CEO to maintain ownership of Medtronic stock equal to six (6) times annual salary and other NEOs to maintain Medtronic stock equal to three (3) times annual salary. Until the ownership guideline is met, the CEO must retain 75% of after-tax Medtronic shares received through settlement of equity compensation awards and other NEOs must retain 50% of such shares. Once the guideline is met, after tax shares must be retained for one year following settlement of equity compensation awards. As of July 13, 2012, all Medtronic executives are in compliance with the stock ownership and retention guidelines.

CEO Compensation Developments

Omar Ishrak: The Board elected Omar Ishrak, an experienced executive in the medical device industry who served as CEO of GE Healthcare, a $13 billion global business, to serve as Chairman of the Board of Directors and Chief Executive Officer (“CEO”) of the Company, effective as of June 13, 2011. In connection with Mr. Ishrak’s hiring, the Company entered into a letter agreement (the “Agreement”) with Mr. Ishrak whereby Mr. Ishrak’s employment is on an at-will basis and may be terminated by either party. As described in further detail on page 31 of this proxy statement, Mr. Ishrak is entitled to compensation and benefits consistent with the Company’s compensation philosophy and policies for its CEO. In addition, Mr. Ishrak was awarded certain sign-on and make-whole cash and equity compensation intended to replace a portion of the value of unvested compensation and other benefits at his prior employer that Mr. Ishrak was required to forfeit in order to come to Medtronic. When establishing the value of Mr. Ishrak’s ongoing total compensation opportunity, the Board relied on median market data about pay and pay practices for the Company’s compensation peer group provided by the independent compensation consultant, including the use of the sign-on and make-whole cash and equity awards.

The following table is intended to show Mr. Ishrak’s total compensation as reported in the Summary Compensation Table for the last completed fiscal year, both excluding and including the effect of the sign-on and make-whole cash and equity awards:

Fiscal Year 2012 Total Compensation as Reported in Summary Compensation Table

Salary	$1,168,269
Non-Equity Incentive Plan Compensation - Short-Term	$966 958
Non-Equity Incentive Plan Compensation - Long-Term	$—
Stock Awards - Performance-Based	$2,816,700
Option Awards	$2,150,585
Change in Pension Value	$—
Nonqualified Deferred Compensation Earnings	$—
All Other Compensation	$97,221

Total Compensation Excluding Sign-On and Make- Whole Awards	$7,219,732
— Percentage of equity awards that are performance-based assuming option awards are performance-based	100%
— Percentage of total compensation that is performance-based assuming option awards are performance-based	82%

Fiscal Year 2012 Sign-On and Make Whole Awards as

Reported in Summary Compensation Table

Bonus	$1,553,042
Stock Awards - Time-Based	$9,480,841
Stock Awards - Performance-Based	$6,772,024
Total Compensation Including Sign-On and Make- Whole Awards	$25,025,639
— Percentage of sign-on and make whole equity awards that are performance-based	42%

The chart above shows that 100% of Mr. Ishrak’s ongoing stock awards and 82% of his total compensation are performance-based consistent with other NEOs, and approximately 42% of his sign-on and make-whole stock awards are performance-based, with vesting subject to achievement of $1.00 minimum diluted EPS threshold in each performance year. The chart below is intended to show the relationship of the Company’s total shareholder return over the past 5 fiscal years relative to the past and present CEO total compensation opportunities for each respective fiscal year, both excluding and including Mr. Ishrak’s sign-on and make-whole cash and equity awards in fiscal year 2012:

The chart above shows that the Company’s past and present CEO ongoing total compensation opportunities (excluding for Mr. Ishrak the effect of the sign-on and make-whole cash and equity awards in fiscal year 2012) for the last completed 5 fiscal years were reasonable relative to the Company’s total shareholder return over that same time period and the total compensation opportunities at the peer companies.

William Hawkins: As described in the 2011 Proxy Statement, the Company’s former Chairman and Chief Executive Officer, William Hawkins, announced in December 2010 that he intended to step down from those roles and to retire from Medtronic. While the Board of Directors completed an exhaustive search for the best candidate to succeed Mr. Hawkins, the Board asked Mr. Hawkins to continue to engage in his responsibilities as CEO until the global search was complete and the new CEO was ready to join Medtronic. Because the Board did not know in December 2010 how long the search for a highly qualified CEO would last, it was necessary to enter into a separation agreement with Mr. Hawkins to ensure that Mr. Hawkins would continue to serve as CEO until the new CEO was appointed, and to remain with the Company in a non-executive role to assist with the transition thereafter, at the discretion of the Board. Accordingly, the Company entered into a separation agreement with Mr. Hawkins pursuant to which he remained employed by the Company through April 27, 2012. The separation agreement contained terms the independent compensation consultant advised were appropriate in this situation and was a critical component to help ensure a smooth CEO transition for Medtronic.

During the transition period, Mr. Hawkins, among other things, assisted with the transition of responsibilities, key initiatives, and key relationships at the Company. As a result, during this period, Mr. Hawkins continued to receive base salary, annual bonus, and employee benefits, but did not receive any new long-term incentive compensation grants. In addition, subject to Mr. Hawkins’ execution and non-revocation of a mutual release of claims, the Company paid to Mr. Hawkins a lump sum cash severance payment (see “All Other Compensation” below) equal to (1) 1.25 times the sum of his annual base salary and annual cash bonus (calculated based on his target bonus for the Company’s 2011 fiscal year), plus (2) the value of 24 months of continued health and dental benefits. The table below is intended to show the total compensation and benefits paid to Mr. Hawkins for the last completed fiscal year as reported in the Summary Compensation Table and described in further detail on page 45 of this proxy statement:

Fiscal Year 2012 Total Compensation as

Reported in the Summary Compensation Table

Salary	$1,250,000
Non-Equity Incentive Plan Compensation - Short-Term	$913,850
Non-Equity Incentive Plan Compensation - Long-Term	$1,715,130
Stock Awards	$—
Option Awards	$—
Change in Pension Value	$78,880
Nonqualified Deferred Compensation Earnings	$—
All Other Compensation	$4,065,957
Total Compensation	$8,023,817

Executive Compensation Program Design

Components of Total Compensation

The following is an illustration of the major components of Medtronic’s compensation programs and their targeted values as applied to each named executive officer.

•   Objective: Provide a base salary that is competitive and reflective of individual performance

•   Targeted at approximately the median of the executive compensation peer group (page 29)

•   Generally represents 11% to 25% of total compensation(1)

•   Objective: Motivate achievement of annual business operating plan goals

•   Targeted at approximately the median of market competitive levels

•   Generally represents 15% to 17% of total compensation provided annual financial objectives are achieved

•   Annual incentives are based on Company-wide business goals, which are established by Medtronic’s Annual Operating Plan reviewed and approved by the Board of Directors

•   Objective: Motivate executives to focus on long-term shareholder value creation and strategic financial performance

•   Core long-term incentive program consists of three distinct components weighted at 1/3 each, with the sum targeting delivery of long-term compensation at approximately the median of market competitive levels

•   Generally represents 57% to 74% of total compensation

•   Performance Based Restricted Stock Units vest only if Medtronic achieves a minimum Earnings Per Share compound annual growth rate

•   The Long-Term Performance Plan (LTPP) is a long-term incentive that measures performance over a three fiscal year time period. The current performance metrics are return on invested capital and revenue growth relative to peers

•   Objective: Ensure impartiality and objectivity in the event of a change-in-control situation to protect shareholder interests

•   Policy is consistent with design provisions and benefit levels at other similar companies; excise tax and all other gross-ups have been eliminated; includes a “double trigger”

•   Objective: Provide reimbursement of some personal and business-related expenses such as memberships, financial and tax planning services in lieu of perquisites and aid in the attraction and retention of top talent

•   Represents less than 1% of total compensation

•   Objective: Supports retention, succession planning and recruitment

•   Used judiciously, no grants made to executive officers in fiscal year 2012

(1)

Total compensation is defined as the sum of base salary, target annual cash incentives, target long-term cash incentives, and the grant date estimated fair market value of long-term equity incentives. It does not necessarily correlate to the values disclosed in the Summary Compensation Table and other tables. The chart is not drawn to scale for any particular named executive officer.

Base Salaries

Fiscal Year 2012 salary increases for all NEOs were designed to maintain base salary within the median range of Medtronic’s executive compensation peer group. Mr. Ishrak joined Medtronic on June 13, 2011. Mr. Hawkins did not receive a base salary increase for fiscal year 2012. Final base pay decisions for all NEOs were made by the Compensation Committee for fiscal year 2012 at the June 2011 Committee meeting and are summarized in the table below:

Name	FY2011 Salary (000’s)	FY2012 Salary (000’s)	% Incr.
Omar Ishrak	n/a	$1,350	n/a
Gary Ellis	$675	$689	2%
Michael J. Coyle	$615	$627	2%
Christopher J. O’Connell	$578	$590	2%
D. Cameron Findlay	$590	$608	3%
William A. Hawkins	$1,250	$1,250	0%

Annual Performance-Based Incentives

Award Targets.    The Compensation Committee reviews and approves MIP award targets for NEOs each year in June, after review and approval by the Board of Directors of the Company’s annual operating plan. The MIP award targets at 100% payout align to the Board approved annual operating plan. No incentives are earned unless a minimum (threshold) diluted earnings per share target is achieved.

Fiscal Year 2012 Performance Measures.    MIP performance measures were reviewed and approved at the Compensation Committee’s June 2011 meeting and are based upon the annual operating plan approved by the Board. Fiscal year 2012 performance measures for our NEOs were: 1) growth in diluted earnings per share, 2) revenue growth, and 3) cash flow; with weights of 40%, 40% and 20%, respectively. Diluted earnings per share is an aggregate measure that focuses on earnings growth and equity management. For purposes of the MIP, diluted earnings per share refers to non-GAAP diluted earnings per share, a measure which includes adjustments for certain charges. A reconciliation of non-GAAP diluted earnings per share to GAAP diluted earnings per share as reported in our financial statements is included in the “Adjustment of EPS Targets applicable to Short and Long-Term Incentives” section on page 38 of this proxy statement. The cash flow measure is defined as Medtronic’s net earnings plus or minus changes in accounts receivable, inventory, and accounts payable.

In determining the target levels for the revenue growth and diluted earnings per share performance measures, the Committee reviewed a number of historical and forward-looking factors including the competitive market, changes in the regulatory environment and economic trends. The Committee considered historical data from our executive peer group, analyst consensus data for both our executive compensation peer companies and the medical technology subset of those companies, and Medtronic’s annual operating plan for fiscal year 2012. In fiscal year 2012, the Company performance measures and actual performance were as follows:

Performance Measures	Weight	Minimum 50% Payout	Target 100% Payout	Maximum 225% Payout	Actual Performance	Weighted Payout Percent
Diluted Earnings Per Share	40%	$3.30	$3.45	$3.57	$3.39	32.0%
Revenue Growth	40%	2.00%	5.10%	7.00%	2.0%	20.2%
Cash Flow Indicator	20%	$3.443B	$3.702B	$3.998B	$3.350B	0%
					Payout	52.22%

Once actual performance against each measure is established, the achievement percentage is determined by interpolating actual performance within the performance range for each measure. These results are then weighted based on the plan weightings and summed to arrive at an overall achievement percentage for the plan year.

Approval of Fiscal Year 2012 MIP Payments:     At the Compensation Committee’s May 2012 meeting, results for fiscal year 2012 were reviewed and approved. Medtronic exceeded the diluted earnings per share threshold of $3.30. A summary of NEO MIP information for fiscal year 2012 is shown in the table below:

Name	FY12 Actual Performance		FY12 MIP Target	FY12 MIP Budgeted Award at AOP Goal	FY12 MIP Actual Award
Omar Ishrak	100	% (1)	140%	1,890,000	1,890,000
Gary Ellis	52.22%		90%	620,100	323,816
Michael J. Coyle	52.22%		85%	532,950	278,306
Christopher J. O’Connell	52.22%		85%	501,500	261,883
D. Cameron Findlay	52.22%		80%	486,400	253,998
Williams A. Hawkins (2)	52.22%		140%	1,750,000	913,850

(1)

Per Mr. Ishrak’s letter agreement, FY12 MIP was to be paid at the full target as one of the cash components designed to help mitigate vested compensation and benefits that Mr. Ishrak forfeited with his previous employer (see the CEO Compensation Developments section on page 30 of this proxy statement)

(2)	Former Section 16 Officer

Long-Term Incentive Program

Target award values for Medtronic’s Long-Term Incentive grants are denominated in three equally weighted components (1/3 each): stock options, performance-based restricted stock units, and a three-year cash incentive under Medtronic’s Long-Term Performance Plan. Special restricted stock unit and/or stock option grants are used only in limited circumstances for special recognition and retention purposes. No special grants were made in fiscal year 2012. Long-Term Incentive Program components are discussed in more detail below followed by fiscal year 2012 grants and payout approvals.

Stock Options:    Stock options provide value only when the price of the stock appreciates over the grant price. This helps ensure alignment between the interests of executives and shareholders. The target grant date value is estimated using the Black-Scholes method of stock option valuation. Information on the Black-Scholes valuation for our fiscal year 2012 stock option awards is presented as part of the discussion of items in the Summary Compensation Table on page 45 of this proxy statement.

All stock option grants have an exercise price that is equal to the Medtronic market close stock price on the date of grant, which is the first business day of the second fiscal quarter. Stock options have a term of ten years and vest in equal increments of 25% each year beginning one year after the date of grant.

Performance-Based Restricted Stock Units:    Performance-based restricted stock units are granted with a performance threshold. When the performance threshold is achieved, the awards will “cliff vest” in full on the third anniversary of the date of grant. If the Company does not meet the threshold then the restricted stock units will not vest. The performance period for the fiscal year 2012 grant is the three year period ending on the last day of fiscal year 2014. The performance threshold is cumulative diluted earnings per share compound annual growth of 3%, as determined by the Compensation Committee.

Additional information about stock option and performance-based restricted stock unit awards granted to the NEOs in fiscal year 2012 can be found in the 2012 Grants of Plan-Based Awards table on page 49 of this proxy statement.

Cash-Based Long-Term Performance Plan (“LTPP”).    Medtronic’s LTPP provides a long-term cash incentive based on achievement of critical long-term Company-wide financial targets, which are established at the beginning of each fiscal year for the ensuing three fiscal year performance period.

Financial targets are not changed during the performance period. New LTPP grants are made each fiscal year such that participating NEOs will participate in up to three overlapping LTPP performance periods. LTPP awards are typically approved at target levels with actual payouts based on Company performance over the ensuing three-year performance period. These performance targets are different from the performance targets used for the MIP.

The FY2012 LTPP incentive program uses two measures: three-year relative revenue growth and return on invested capital (ROIC), which are weighted 66% and 33%, respectively. These two measures align well with the key, long-term success factors for Medtronic and our shareholders: topline growth and superior cash returns. These two measures complement the annual operating plan measures used for the annual Medtronic Incentive Plan.

Three-year relative revenue growth is ranked against a select peer group of 19 companies. These 19 companies include the same companies as the Executive Compensation Peer Companies except that pharmaceutical companies and companies not in the health care industry are excluded. The target performance for the three-year relative revenue growth measure is set at the 50th percentile of the comparator companies. Results are interpolated to pay the maximum award at the 75th percentile and the minimum award at the 25th percentile. Performance below the 25th percentile results in no payout for this component.

Three-year average ROIC is measured against an absolute target, which is established based on Medtronic’s AOP and analysis of Medtronic comparator companies. Target performance is set at the 50th percentile with maximum at the 75th percentile and minimum at the 25th percentile.

FY2012-FY2014 ROIC (payout)	20%	40%	60%	80%	100%	120%	140%	160%	180%

RETURN ON INVESTED CAPITAL	7%	9%	11%	12%	13%	14%	15%	16%	17%

Fiscal Year 2012 Long-Term Incentive Program Grants.    At the June 2011 Compensation Committee meeting, the Compensation Committee reviewed recommendations for fiscal year 2012 Long-Term Incentive Program grants for the NEOs excluding the CEO(1). Recommendations were based on competitive market analysis presented by the independent consultant. The Compensation Committee approved the Long-Term Incentive Program grants to the NEOs at target levels, which are shown in the table below. As described on the previous page, the grants are denominated in equal thirds among stock options, performance-based restricted stock, and the Long-Term Performance Plan. No special long-term compensation awards were made to the NEOs.

Name	FY2012 LTI Grant Date FMV (000s)
Omar Ishrak(1)	$8,450
Gary Ellis	$2,400
Michael J. Coyle	$2,200
Christopher J. O’Connell	$2,200
D. Cameron Findlay	$1,800
William A. Hawkins(2)	—

(1)	Specified in Mr. Ishrak’s letter agreement

(2)	Former Section 16 Officer

Certification of Achievement for Fiscal Year 2010 — 2012 Performance-Based Restricted Stock Unit Threshold.     Under the terms set forth in the award agreements, these awards will vest on the third anniversary of the date of grant provided that the Company’s cumulative diluted EPS growth equals or exceeds a 5% compound annual growth rate over a three-year performance period beginning on the first day of fiscal year 2010 and ending on the last day of fiscal year 2012. At its May 2012 meeting, the Compensation Committee certified that the three-year cumulative compound annual growth rate of 5% for diluted EPS growth had been met. As a result, these awards will vest as scheduled on August 3, 2012, the third anniversary of the date of grant. These awards are reflected in the “Equity Incentive Plan

Awards: Unearned Shares, Units or Other Rights That Have Not Vested” column of the 2012 Outstanding Equity Awards at Fiscal Year End table on page 51 of this proxy statement.

Approval of Fiscal Year 2010 — 2012 LTPP Results:     Payment of awards for the LTPP covering the fiscal year 2010-2012 plan were made during the first fiscal quarter of 2013 and can be found in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 45 of this proxy statement.

Once actual performance for the three-year performance period has been determined, the achievement percentage is calculated by interpolating actual performance relative to the performance range for each measure. These achievement percentages are then weighted based on the appropriate plan weightings and summed to arrive at an overall achievement percent for the plan year. Actual payouts are determined by multiplying the executive officer’s grant target by the plan’s overall achievement percent.

Performance results for the three-year performance period covered by the 2010-2012 LTPP were:

Year	Diluted EPS	ROIC	Revenue Growth
FY2010	$3.13	16.13%	7.7%
FY2011	$3.27	13.84%	0.0%
FY2012	$3.40	12.91%	2.0%

Total/Average	$9.80	14.3%	3.3%

2010-2012 LTPP Target	$10.10	16%	6.0%
Payout Level	67%	66%	45%
Objective Weight	50%	20%	30%
Weighted Payout Percent	33.39%	13.18%	13.61%

Total Payout Percent			60.18%

Over the fiscal year 2010 — 2012 performance period, the Company exceeded the performance thresholds, and exceeded the minimum performance levels for both cumulative diluted EPS and average ROIC. The Company’s actual cumulative diluted EPS was 67% of target, the actual revenue growth was 45% of target and the ROIC was 66% of target, resulting in an overall payout percentage of 60.18%.

Adjustment of EPS Targets applicable to Short and Long-Term Incentives

Medtronic’s short and long-term incentive plans require that when acquisitions or non-recurring items significantly impact operating income, this impact will be reviewed and evaluated by the Compensation Committee and potentially excluded in determining financial performance for the incentive plans. The plans define “significant” as an impact in the “general amount of 5% of operating income in the year incurred.” In addition, the Company has developed a set of principles to guide treatment of acquisitions and non-recurring items. Specifically:

•

Non-recurring charges from acquisitions and other non-recurring items are generally excluded from the calculation of performance regardless of whether the impact is greater than or less than 5% of operating income. This exclusion occurs regardless of whether the effect is positive or negative.

•	Operating results from acquisitions which impact operating income below the 5% threshold can be included in the calculation of performance at the discretion of the Compensation Committee.

The Compensation Committee originally reviewed this policy and a summary of competitive practices presented by its independent consultant during its June 2008 meeting. The policy is re-evaluated for each fiscal year. The Compensation Committee determined that Medtronic’s practice is consistent with competitive practice and recommended no changes to the current practice and guidelines. This provision benefits shareholders by allowing management to make decisions of material strategic importance without undue concern for impact on compensation. When such adjustments have been applied, they have had both a positive and negative impact on past awards.

In accordance with Medtronic’s policy, for fiscal year 2012 the Compensation Committee excluded a number of items from Medtronic’s results for the purposes of calculating performance on short-term and long-term incentive programs and the Medtronic Savings and Investment Plan (the “401(k) Plan”). The following table reconciles the adjustments made in fiscal year 2012 and provides a brief description of each adjustment:

Fiscal Year 2012 Non-Recurring Items

Excluded from Fiscal Year 2012 MIP and LTPP Calculations

	Twelve Months Ended April 27, 2012	Explanation of Non-Recurring Adjustments
Diluted EPS, as reported	$3.41	Includes additional interest expense from Convertible Debt.
Significant Non-Recurring Adjustments
Restructuring charges	0.06	After-tax charges related to the restructuring initiative that began in the fourth quarter of fiscal year 2012, partially offset by the reversal of previous restructuring charges related to the fiscal year 2011 restructuring initiative.
Certain litigation charges, net	0.05	After-tax certain litigation charges related to the settlement involving the Minneapolis Firefighters’ Relief Association.
Certain Acquisition-related items	0.04	After-tax charges related to the change in fair value of contingent milestone payments.
Physio-Control divestiture-related items	(0.16)	Gain on sale of Physio-Control, net of certain transaction costs.
Discretionary Adjustments
Discretionary adjustments to exclude divestitures and acquisitions	(0.02)	After-tax results from operations of Physio-Control through Q3 and results from operations and acquisition-related items from the fiscal year 2012 acquisitions of PEAK and Salient.
Diluted EPS used for MIP	$3.39

The data in this schedule has been intentionally rounded to the nearest $0.01, and therefore may not sum.

Other Benefits and Perquisites

Medtronic provides broad-based benefit plans to all of its employees, including the NEOs. All employees participate in the same health care plans and Medtronic does not provide NEOs with any different or additional health care or retirement plans. Medtronic executives are required to complete a physical exam as recommended in American Medical Association guidelines and, in the event that requirement exceeds regular plan coverage, the executives can receive reimbursement for up to $2,000 of the cost that exceeds the regular plan coverage. The broad-based benefit plans include:

Qualified Retirement Plans.    Medtronic sponsors a number of tax qualified retirement plans for its employees. In the United States, Medtronic changed its retirement plans effective May 1, 2005 in order to provide then current employees and employees hired after that date a choice of retirement plans. Employees hired prior to May 1, 2005 had the option of continuing in a defined benefit pension plan (the “Medtronic Retirement Plan”) or electing to participate in one of the new plans. Employees hired after that date choose to participate in one of the new plans: the Personal Pension Account or the Personal Investment Account. The Personal Pension Account is a cash balance component of the previous Medtronic Retirement Plan and the Personal Investment Account is a cash balance component of the Company’s tax qualified 401(k) Plan. Additional details regarding these plans are provided on page 54 of this proxy statement.

Supplemental Retirement Plans.    The Company offers a Nonqualified Retirement Plan Supplement (“NRPS”) designed to provide all eligible employees, including but not limited to the NEOs, with benefits which supplement those provided under certain of the tax qualified plans maintained by Medtronic. The NRPS is designed to restore benefits lost under the Personal Pension Account, Personal Investment Account or the Medtronic Retirement Plan due to covered compensation limits established by the Internal Revenue Code. The NRPS also restores benefits for otherwise eligible compensation deferred into the Medtronic, Inc. Capital Accumulation Plan Deferral Program (the “Capital Accumulation Plan”). The NRPS provides employees with no greater benefit than they would have received under the qualified plan in which they participate were it not for the covered compensation limits and deferrals into the Capital Accumulation Plan.

Nonqualified Deferred Compensation Plan.    The Company provides all vice presidents, including our NEOs, and highly-compensated sales employees, with a market competitive nonqualified deferred compensation plan through the Capital Accumulation Plan. Our plan allows these employees to make voluntary deferrals from their base pay and incentive payments, which are then credited with gains or losses based on the performance of selected investment alternatives. These alternatives are the same as those offered in our tax qualified 401(k) Plan for all employees. There are no Company contributions to the plan or Company subsidized returns.

Business Allowance.    Medtronic does not provide any perquisites such as Company-provided automobiles, aircraft, country-club memberships, financial and tax advisors, etc. Medtronic provides NEOs with a market competitive business allowance, unless they are on an expatriate assignment, as discussed below. The NEOs may spend their business allowance at their discretion for expenses related to such things as financial and tax planning, automobiles or club memberships. The business allowance is paid as taxable income and Medtronic does not track an executive’s use of his or her business allowance. The annual business allowances provided to our NEOs in fiscal year 2012 ranged from $24,000 to $40,000. For NEOs on expatriate assignments, rather than providing a business allowance, the Company pays for certain housing and related living costs. These amounts are sometimes a significant part of an expatriate’s total compensation. Additionally, it is occasionally appropriate for NEOs to be accompanied during business travel by their spouses. The expenses associated with such travel, while rare, are considered taxable income. The referenced amounts are included in the “All Other Compensation” column of the Summary Compensation Table.

Change of Control.    Compensation in a change of control situation is designed: (1) to protect the compensation already earned by executives and to ensure that they will be treated fairly in the event of a change of control; and (2) to help ensure the retention and dedicated attention of key executives critical to the ongoing operation of the Company. Our change of control policy supports these principles. We believe shareholders will be best served if the interests of our executive officers are aligned with shareholders’ interests, and we believe providing change of control benefits should encourage senior management to pursue potential mergers or transactions that may be in the best interests of shareholders. Our change of control agreements are discussed in more detail in the “Potential Payments Upon Termination or Change of Control” section of “Executive Compensation.” Other than Messrs. Coyle, Findlay and Ishrak’s agreements, we do not have individual employment contracts with our NEOs relating to compensation other than those associated with a change of control.

Compensation Decision-Making Process

Role of Compensation Committee

The Compensation Committee of the Board of Directors (the “Compensation Committee” or the “Committee”) establishes Medtronic’s compensation philosophy, program design and administration rules, and is the decision-making body on all compensation matters related to our NEOs. The Committee solicits input from an independent outside compensation consultant and relies on the consultant’s advice. For more information on the Compensation Committee, its members and its duties as identified in its charter, please refer to the section entitled “Governance of Medtronic — Compensation Committee” beginning on page 18 of this proxy statement.

Independent Compensation Consultant

The Compensation Committee has engaged Frederic W. Cook & Co., Inc., an independent outside compensation consulting firm, to advise the Compensation Committee on all matters related to executive officer and director compensation. Specifically, Frederic W. Cook & Co., Inc. conducts annual competitive market analysis of total compensation for NEOs, provides relevant market data, updates on compensation trends and counsel on program design and specific compensation decisions related to our CEO and other executives.

During fiscal year 2010, the Compensation Committee adopted independence standards for the outside consultant that remain in effect for fiscal year 2012. This policy established an assessment framework to confirm and report on the consultant’s independence. It also requires the consultant to confirm its independent status according to the Compensation Committee’s standards. The Compensation Committee reviews and confirms the independence of Frederic W. Cook & Co., Inc. on an annual basis. The consultant has been engaged directly by the Committee, only provides services or undertakes work for the Company at the direction of the Committee, and does not provide any unrelated products or services to the Company.

Role of Chief Executive Officer in Compensation Decisions

In making compensation decisions for executive officers reporting to the CEO, the Compensation Committee solicits the views of our CEO and independent outside compensation consultant. The CEO is not present during Compensation Committee executive sessions, and does not make recommendations to the Compensation Committee about his own compensation.

Executive Compensation Peer Companies and Competitive Market

The Compensation Committee considers relevant market pay practices when establishing executive compensation levels and evaluating compensation programs including base salary, short-term and long-term incentives. In order to ensure the competitiveness of compensation programs, the Committee has established a peer group of companies for benchmarking purposes. The identification of these companies is based on discussions with, and recommendations from, Frederic W. Cook & Co., Inc. The selection criteria were based on companies in the health care equipment, pharmaceutical, and biotechnology industries that position Medtronic in the median range of the group, on average, in various measures of company size. The following table lists Medtronic’s executive compensation peer group for fiscal year 2012, including Medtronic’s ranking relative to these companies based on financial data available at the time of consideration:

	Latest Available Four Quarters ($Mil.]					2/28/2011 Market Capital	Composite Percentile Rank
Company Name	Net Revenue	Operating Inc. (EBIT)	Total Assets	Total Equity	Total Employees
Pfizer	$67,791	$18,279	$191,415	$87,635	116,500	$154,111	99%
Johnson & Johnson	$61,587	$16,527	$98,247	$57,261	115,500	$168,819	95%
Merck	$45,987	$13,741	$107,840	$55,593	100,000	$100,416	90%
Abbott Laboratories	$35,167	$8,039	$59,462	$22,388	73,000	$74,439	82%
3M	$26,662	$5,918	$30,156	$15,663	74,835	$65,666	74%
Eli Lilly	$23,076	$6,772	$31,001	$12,420	40,360	$40,009	68%
Bristol-Myers Squibb	$19,484	$6,136	$31,076	$15,713	28,000	$43,980	63%
Amgen	$15,053	$5,662	$43,486	$23,944	17,200	$47,863	67%
Medtronic	$15,834	$4,995	$30,597	$15,358	43,000	$42,853	66%
Covidien	$10,429	$2,261	$20,387	$8,974	41,800	$25,408	53%
Baxter International	$13,056	$3,043	$17,489	$6,567	49,700	$30,866	53%
Stryker	$7,320	$1,851	$10,895	$7,174	18,682	$24,750	39%
Gilead Sciences	$7,949	$4,138	$11,593	$5,706	3,852	$31,262	39%
Boston Scientific	$7,806	$1,046	$22,126	$11,296	26,000	$10,907	39%
Becton Dickinson	$7,372	$1,677	$9,651	$5,435	29,116	$17,689	34%
Genzyme	$4,049	$461	$11,141	$7,001	12,000	$19,751	24%
St Jude Medical	$5,165	$1,381	$8,584	$4,372	14,000	$16,401	22%
Allergan	$4,919	$1,306	$8,308	$4,758	8,300	$22,612	21%
Zimmer Holdings	$4,220	$1,232	$7,998	$5,771	8,200	$12,312	17%
CareFusion	$3,929	$542	$7,943	$4,704	15,000	$6,095	1o %
C.R. Bard	$2,720	$770	$3,172	$1,632	11,000	$8,314	5%
75th Percentile	$23,973	$6,295	$34,179	$17,382	55,525	$52,314
Mean	$18,687	$5,039	$36,599	$18,202	40,147	$46,084
Median	$9,189	$2,652	$18,938	$8,074	27,000	$28,137
25th Percentile	$5,103	$1,287	$9,384	$5,638	13,500	$17,367

Our objective is to establish market competitive compensation, including base salary, short-term, and long-term incentives, within a range of 15% (20% for LTI) on either side of the market median benchmark established for each position compared to our executive compensation peer group. Consistent with our pay-for-performance philosophy, we establish an award range for short-term and long-term incentives that generates above-market pay for above-market performance and below-market pay for below-market performance.

In addition to the competitive market information, the Compensation Committee also reviews information about career and job experience, job tenure, and job performance for each NEO. Base salary decisions are based on these factors to ensure that salaries are market competitive as specified in Medtronic’s compensation philosophy.

Risk Assessment

Compensation policies and practices are also designed to discourage inappropriate risk taking. While you should refer to the section entitled “Governance of Medtronic — Board Role in Risk Oversight” beginning on page 15 of this proxy statement for a discussion of the Company’s general risk assessment of compensation policies and practices, mitigating factors with respect to our NEOs include the following:

•

The NEOs are subject to stock ownership guidelines which require Medtronic’s CEO to maintain ownership of Medtronic stock equal to six (6) times annual salary and the other NEOs to maintain Medtronic stock equal to three (3) times annual salary. As of July 13, 2012, all directors and NEOs are in compliance with the stock ownership and retention guidelines;

•	Incentive plans are more heavily weighted towards long-term performance to reduce the incentive to adversely impact long-term performance in favor of maximizing performance in one year;

•	Improper payments or gains from incentives and equity compensation are subject to clawback;

•	Short-term and long-term cash incentive payments are capped at 200% of target payout; and

•

Short-term and long-term cash incentive performance targets are established at the beginning of each performance period and are not subject to change. Short and long-term incentive programs use different measures of performance. Short-term cash incentives focus on annual operating plan financial measures such as revenue growth, earnings per share, and cash flow. Long-term cash incentives measure shareholder 3-year return on invested capital and 3-year revenue growth relative to a selected peer group of Medtronic’s competitors.

Share Ownership, Share Retention, and Clawback Policies

Equity Holding.    In fiscal year 2012, Medtronic implemented executive stock ownership and retention guidelines that require the CEO to maintain ownership of Medtronic stock equal to six (6) times annual salary and other NEOs to maintain Medtronic stock equal to three (3) times annual salary. Until the ownership guideline is met, the CEO must retain 75% of after-tax Medtronic shares received through settlement of equity compensation awards and other NEOs must retain 50% of such shares. Once the guideline is met, the CEO must retain 75% of after tax shares for one year following settlement of equity compensation awards and other NEO’s must retain 50% of such shares for one year following settlement of equity compensation awards. Compliance with these guidelines is measured at the beginning of the first fiscal month of a new fiscal year by the internal team at the Company responsible for handling executive compensation matters and the results of such measurement are reported to the Nominating and Corporate Governance Committee or Compensation Committee, as applicable, after the measurement. On each measurement date, compliance is measured using each executive officer’s base salary then in effect and the average closing price per share of the Company’s common stock on the New York Stock Exchange for the six calendar months preceding the measurement date. As of July 13, 2012, all Medtronic executives are in compliance with the stock ownership and retention policy; however, due to their more recent appointments, Messrs. Coyle and Findlay and Ms. Stockdale are continuing to make progress towards the required ownership guidelines. For share issuances (restricted stock unit vesting), net gain shares are those shares remaining after payment of income taxes.

Hedging Policy.    Our insider trading policy prohibits our NEOs and directors (along with others) from engaging in shorts sales of Medtronic securities (including share sales against the box) or engaging in purchases or sales of puts, calls or other derivative securities based on Medtronic securities. The policy also prohibits our NEOs from purchasing Medtronic securities on margin, borrowing against Medtronic securities held in a margin account or pledging Medtronic securities as collateral for a loan (unless the officers can clearly demonstrate the financial capacity to repay the loan without resorting to the pledged securities).

Sale and Transfer of Awards.    All stock option, restricted stock, restricted stock unit and performance-based restricted stock/restricted stock unit awards are granted under plans which specifically prohibit the sale, assignment and transfer of awards granted under the plan with limited exceptions such as the death of the award recipient. In addition, the Compensation Committee of the Board of Directors may allow an award holder to assign or transfer an award.

Incentive Compensation Forfeiture.    Medtronic has a comprehensive Incentive Compensation Forfeiture Policy, which is designed to recoup improper payments or gains paid to executive officers. If the Board determines that any executive officer has received an improper payment or gain, which is an incentive payment or grant paid or awarded to the executive officer due to misconduct, the executive officer must return the improper payment or gain to the extent it would not have been paid or awarded had the misconduct not occurred, including interest on any cash payments. “Misconduct” means any material violation of the Medtronic, Inc. Code of Conduct or other fraudulent or illegal activity for which an executive officer is personally responsible as determined by the Board. All executive officers are required to agree to this policy in writing.

Equity Compensation Forfeiture.    The Company may require the return or forfeiture of cash and/or shares received or receivable in certain circumstances in which an employee has a termination of employment from the Company or any affiliate. The Company may exercise its ability to require forfeiture of awards if the employee receives or is entitled to receive delivery of shares or proceeds under an equity award program within six months prior to or twelve months following the date of termination of employment if the current or former employee engages in any of the following activities: (a) performing services for or on behalf of any competitor of, or competing with, the Company or any affiliate; (b) unauthorized disclosure of material proprietary information of the Company or any affiliate; (c) a violation of applicable business ethics policies or business policies of the Company or any affiliate; or (d) any other occurrence determined by the Compensation Committee of the Board of Directors.

Tax and Accounting Implications

The Compensation Committee structures all compensation to be compliant with the $1 million deduction limitation of Section 162(m) of the Internal Revenue Code, which limits the amount of remuneration that Medtronic may deduct for our Chief Executive Officer and the three highest-paid NEOs other than the Chief Executive Officer and Chief Financial Officer, unless the Compensation Committee determines that compliance in a specific situation would not be in the best interests of Medtronic and its shareholders. In addition, the Compensation Committee structures all deferred compensation within the meaning of Section 409A of the Internal Revenue Code such that all NEOs are not subject to the excise tax under Section 409A.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed with management the section of this proxy statement entitled “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this proxy statement.

COMPENSATION COMMITTEE:

Richard H. Anderson, Chair	Kendall J. Powell
Denise M. O’Leary	Jack W. Schuler

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes all compensation for each of the last three fiscal years awarded to, earned by or paid to the Company’s Chief Executive Officer, Chief Financial Officer, three other most highly compensated executive officers during fiscal year 2012, and William A. Hawkins, the Company’s former Chief Executive Officer (collectively, the named executive officers or “NEOs”). Please refer to the section entitled “Compensation Discussion and Analysis” beginning on page 26 of this proxy statement for a description of the compensation components for Medtronic’s NEOs. A narrative description of the material factors necessary to understand the information in the table is provided below, following the table.

Name and Principal Position	Fiscal Year	Salary		Bonus		Stock Awards		Option Awards		Non-Equity Incentive Plan Compensation		Change in Pension Value and Nonqualified Deferred Compensation Earnings		All Other Compensation		Total
Omar Ishrak	2012		$1,168,269		$1,553,042		$19,069,565		$2,150,585		$986,958		$0		$97,221		$25,025,639
Chairman and Chief Executive Officer

Gary L. Ellis	2012		$688,731		$0		$800,008		$632,116		$654,806		$424,302		$150,449		$3,350,412
Senior Vice President and Chief Financial Officer	2011 2010	$ $	675,000 604,200	$ $	0 0	$ $	667,021 500,006	$ $	579,939 443,627	$ $	616,985 859,964	$ $	461,287 564,666	$ $	32,566 37,818	$ $	3,032,798 3,010,281

D. Cameron Findlay	2012		$607,654		$400,000		$600,006		$474,087		$474,658		$—		$94,634		$2,651,040
Senior Vice President, General Counsel and Secretary	2011		$590,000		$400,000		$600,030		$522,463		$236,000		—		$580,481		$2,928,974

Michael J. Coyle	2012		$626,769		$0		$734,015		$579,173		$544,938		$—		$115,317		$2,600,212
Executive Vice President and Group President, Cardiac and Vascular Group	2011		$615,000		$0		$667,021		$579,939		$246,000		—		$385,245		$2,493,205

Christopher J. O’Connell	2012		$589,769		$0		$734,015		$579,173		$382,243		$239,509		$124,710		$2,649,420
Executive Vice President & President, Restorative Therapies Group	2011 2010	$ $	576,981 478,820	$ $	0 1,400,000	$ $	667,021 500,026	$ $	579,939 530,091	$ $	351,240 508,589	$ $	160,467 200,903	$ $	112,296 361,211	$ $	2,447,943 3,979,640

William A. Hawkins	2012		$1,250,000		$0		$0		$0		$2,628,980		$78,880		$4,065,957		$8,023,817
Former Chairman and Chief Executive Officer	2011 2010	$ $	1,250,000 1,118,150	$ $	0 0	$ $	2,850,028 2,850,001	$ $	2,394,619 2,711,024	$ $	2,375,500 2,334,858	$ $	706,036 529,462	$ $	48,526 62,856	$ $	9,624,709 9,606,351

NEO Transitions.    Mr. Ishrak became Chairman of the Board and Chief Executive Officer effective June 13, 2011. Mr. Ishrak does not receive any compensation for his services as a director of the Company. Mr. Hawkins ceased being Chairman and Chief Executive Officer effective June 13, 2011 but remained an employee of the Company through April 27, 2012.

Salary.    The salary column represents the base salary earned by the NEO during the applicable fiscal year. This column includes any amounts that the officer may have deferred under the Capital Accumulation Plan, which deferred amounts also are included in the 2012 Nonqualified Deferred Compensation Table on page 56 of this proxy statement. Each of the NEOs also contributed a portion of his salary to the Medtronic, Inc. Savings and Investment Plan, also referred to as the 401(k) Plan.

Bonus.    The bonus column represents the bonus payments made to certain NEOs. For fiscal year 2012, Mr. Ishrak’s amount represents a $650,000 make-whole sign-on payment intended to replace foregone incentive compensation at his previous employer plus $903,042 that represents the difference between Mr. Ishrak’s earned fiscal year 2012 MIP award and the minimum amount provided in the Letter Agreement (see page 30 of this proxy statement for more information). Mr. Findlay’s amount represents a special $400,000 bonus intended to reflect the fact that he did not participate in the Company’s LTPP until the fiscal year 2010 – 2012 performance cycle (payable in early fiscal 2013).

Stock Awards.    The stock awards column represents aggregate grant date fair value of restricted stock and restricted stock unit awards (including performance-based restricted stock and performance-based restricted stock units) (collectively, the “restricted stock awards”) granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Accordingly, the grant date fair value was determined by multiplying the numbers of restricted stock awards by the closing stock price on the date of grant. For a description of the vesting terms of the stock awards, see the narrative disclosure following the 2012 Grants of Plan-Based Awards table on page 49 and the footnotes to the 2012 Outstanding Equity Awards at Fiscal Year End table on page 51 of this proxy statement.

Option Awards.    The option awards column represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. The following table provides the assumptions underlying this estimation:

	Stock Option Grant Date
	August 3, 2009	November 2, 2009	August 2, 2010	August 1, 2011	August 24, 2011
Fair value of options granted	$8.85	$8.46	$8.17	$6.89	$6.53
Assumption used:
Risk-free rate(1)	3.21%	2.88%	2.25%	1.83%	1.83%
Expected volatility(2)	26.90%	26.18%	26.03%	25.95%	25.95%
Expected life(3)	6.2 yrs	6.2 yrs	6.3 yrs	6.4 yrs	6.4 yrs
Dividend yield(4)	2.28%	2.27%	2.40%	2.78%	2.78%

(1)	The risk-free rate is based on the grant date yield of a zero-coupon U.S. Treasury bond whose maturity period equals or approximates the option’s expected term.

(2)

The expected volatility is based on a blend of historical volatility and an implied volatility of the Company’s common stock. Implied volatility is based on market traded options of the Company’s common stock.

(3)

The Company analyzes historical employee stock option exercise and termination data to estimate the expected life assumption. The Company calculates the expected life assumption using the midpoint scenario, which combines historical exercise data with hypothetical exercise data, as the Company believes this data currently represents the best estimate of the expected life of a new employee option.

(4)	The dividend yield rate is calculated by dividing the Company’s annual dividend, based on the most recent quarterly dividend rate, by the closing stock price on the grant date.

For a description of the vesting terms of the option awards, see the narrative disclosure following the 2012 Grants of Plan-Based Awards table on page 49 and the footnotes to the 2012 Outstanding Equity Awards at Fiscal Year End table on page 51 of this proxy statement.

Non-Equity Incentive Plan Compensation.    This column reflects the MIP and LTPP payments earned by the NEOs during the applicable fiscal year(s) and payable subsequent to fiscal year end, including any amounts deferred under the Capital Accumulation Plan (which are included in the 2012 Nonqualified Deferred Compensation table on page 56 of this proxy statement). The table below reflects the compensation received by the NEO under each plan for fiscal year 2012.

Name	MIP	2010-2012 LTPP	Total Non-Equity Incentive Plan Compensation
Omar Ishrak	$986,958	$0	$986,558
Gary L. Ellis	$323,816	$330,990	$654,806
D. Cameron Findlay	$253,998	$220,660	$474,658
Michael J. Coyle	$278,307	$266,631	$544,938
Christopher J. O’Connell	$261,883	$120,360	$382,243
William A. Hawkins	$913,850	$1,715,130	$2,628,980

For a more detailed description of the terms of the non-equity incentive plan awards, see page 35 of the Compensation Discussion and Analysis and the narrative disclosure following the 2012 Grants of Plan-Based Awards on page 49 of this proxy statement.

Change in Pension Value and Nonqualified Deferred Compensation Earnings.    This column includes the estimated aggregate increase in the accrued pension benefit under Medtronic’s defined benefit pension plan. The change in the present value of the accrued pension benefit is impacted by variables such as additional years of service, age and the discount rate used to calculate the present value of the change. The pension values are calculated based on the accrued pension benefits (qualified plan and NRPS) as of April 27, 2012, and the fiscal year-end 2012 ASC 715 disclosure assumptions. For fiscal year 2012, the change in pension value reflects not only the increase due to additional service and pay for the year, but also a slight increase in present value due to the lower discount rate (5.05% for fiscal 2012 year-end; down from 5.80% in fiscal year 2011). Assumptions are described in Note 1 to our consolidated financial statements in our annual report for fiscal year 2012 accompanying this proxy statement.

All Other Compensation.    The all other compensation column includes the following:

Name	Fiscal Year	Perquisites and Other Personal Benefits(1)	Tax Gross-ups(2)	Registrant Contributions to Defined Contribution Plans(3)	Severance Payments(4)	Vacation Accrual Payout[5]	Total
Omar Ishrak	2012	$78,664	$7,708	$9,849	$0	$1,000	$97,221
Gary L. Ellis	2012	$24,000	$0	$9,849	$0	$116,600	$150,449
D. Cameron Findlay	2012	$24,000	$0	$52,918	$0	$17,717	$94,634
Michael J. Coyle	2012	$24,000	$0	$52,705	$0	$38,612	$115,317
Christopher J. O’Connell	2012	$23,327	$6,348	$9,849	$0	$85,187	$124,710
William A. Hawkins	2012	$40,000	$0	$9,849	$3,785,339	$230,769	$4,065,957

(1)

The value of certain perquisites and other personal benefits for Mr. Ishrak represents a $34,615 business allowance and $44,049 in relocation expenses. The value of perquisites and other personal benefits for Messrs. Ellis, Findlay and Coyle represents a business allowance of $24,000. Mr. O’Connell’s value represents a $24,000 business allowance and adjustments to relocation expenses. All relocation expenses are subject to a clawback requirement if the employee leaves the Company before the second anniversary of the employee’s start of employment, the employee would have to repay all relocation expenses to Medtronic. The Company occasionally allows its executives to use tickets for sporting and special events previously acquired by the Company when no other business use has been arranged. There is no incremental cost to the Company for the use.

(2)	Tax gross-ups for Mr. Ishrak and Mr. O’Connell are related to elements of their relocation expenses. All tax gross-ups are in accordance with Medtronic’s relocation policies.

(3)

This amount reflects the contribution by Medtronic to match contributions to the Medtronic, Inc. Savings and Investment Plan or 401(k) Plan. Medtronic matches employee contributions of up to 6% of eligible compensation. The plan makes a minimum contribution of $0.50 and a maximum contribution of $1.50, with any contribution over the minimum determined based on diluted EPS performance target levels. The fiscal year 2012 match of $0.67 was based on achievement of an adjusted diluted EPS of $3.40. Amounts for Mr. Findlay and Mr. Coyle also represent Company contributions to the qualified defined contribution and nonqualified defined contribution plans. For additional information, see the 2012 Nonqualified Deferred Compensation table on page 56.

(4)	Amount represents severance payments made to Mr. Hawkins in accordance with his separation agreement. See page 32 of our CD&A for further details.

(5)

Amounts represent a company-wide vacation accrual payout due to a policy change in 2012 that limits the amount of accrued vacation all employees may carry forward. Accordingly, each NEO’s vacation accrual payout represents payment for vacation that was deemed in excess of the newly implemented vacation accrual limits.

2012 GRANTS OF PLAN-BASED AWARDS

The following table summarizes all plan-based award grants to each of the NEOs during fiscal year 2012. Threshold amounts assume attainment of plan performance thresholds. You should refer to the Compensation Discussion and Analysis sections entitled “Annual Performance-Based Incentives” on page 35 and “Long-Term Incentive Program” beginning on page 36 to understand how plan-based awards are determined. A narrative description of the material factors necessary to understand the information in the table is provided below.

Name	Award Type	Grant Date	Approval Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards Target (# of shares)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards
				Threshold	Target	Maximum
Omar Ishrak	MIP			$945,000	$1,890,000	$4,252,500
	LTPP			$1,126,666	$2,816,666	$5,069,999
	OPT	08/24/2011	08/23/2011					323,013	34.88	$2,150,585
	RSU	06/13/2011	06/13/2011				248,580			$9,480,841
	PBRSU	06/13/2011	06/13/2011				177,557			$6,772,024
	PBRSU	08/24/2011	08/23/2011				80,754			$2,816,700
Gary L. Ellis	MIP			$310,050	$620,100	$1,395,225
	LTPP			$320,000	$800,000	$1,440,000
	OPT	08/1/2011	06/23/2011					91,744	34.88	$632,116
	PBRSU	08/1/2011	06/23/2011				22,936			$800,008
D. Cameron Findlay	MIP			$243,200	$486,400	$1,094,400
	LTPP			$240,000	$600,000	$1,080,000
	OPT	08/1/2011	06/23/2011					68,808	34.88	$474,087
	PBRSU	08/1/2011	06/23/2011				17,202			$600,006
Michael J. Coyle	MIP			$266,475	$532,950	$1,199,138
	LTPP			$293,200	$733,000	$1,319,400
	OPT	08/1/2011	06/23/2011					84,060	34.88	$579,173
	PBRSU	08/1/2011	06/23/2011				21,044			$734,015
Christopher J. O’Connell	MIP			$250,750	$501,500	$1,128,375
	LTPP			$293,200	$733,000	$1,319,400
	OPT	08/1/2011	06/23/2011					84,060	34.88	$579,173
	PBRSU	08/1/2011	06/23/2011				21,044			$734,015
William A. Hawkins	MIP			$875,000	$1,750,000	$3,937,500

MIP = Annual performance-based plan award granted under the Medtronic, Inc. Executive Incentive Plan

LTPP = Long-term performance plan award granted under Medtronic, Inc. 2008 Stock Award and Incentive Plan

OPT = Nonqualified stock options granted under the Medtronic, Inc. 2008 Stock Award and Incentive Plan

PBRSU = Performance-based restricted stock units granted under the Medtronic, Inc. 2008 Stock Award and Incentive Plan

RSU = Restricted stock unit granted under the Medtronic, Inc. 2008 Stock Award and Incentive Plan

Estimated Future Payouts Under Non-Equity Incentive Plan Awards.    Amounts in these columns represent future potential cash payments under the 2012-2014 LTPP and 2012 MIP at threshold, target and maximum performance. The LTPP provides for annual grants that are earned over a three-year period. Awards under the LTPP can range from 40% to 180% of the original grant based on Company performance relative to the following metrics: three-year cumulative compounded annual revenue growth rate relative to a peer group and average ROIC (rolling 12-month profit after tax plus interest expense net of tax divided by the difference of Average Asset Base and Average Non-Interest Bearing Liabilities) for each year averaged over the three-year period. Similarly, the MIP provides for annual grants based upon meeting a minimum performance threshold. Assuming the minimum plan performance threshold is met, awards under the MIP can range from 50% to 225% of the original determination based on Company performance relative to annual revenue growth, diluted EPS and a cash flow measure as described on page 35 of this proxy statement in fiscal year 2012. The maximum dollar value that may be paid to any participant in qualified performance-based awards denominated in cash in any fiscal year is $10 million.

Estimated Future Payouts Under Equity Incentive Plan Awards.    Amounts in this column represent grants of performance-based restricted stock units (PBRSUs) and grants of time-based restricted stock units (RSUs). PBRSUs vest 100% on the third anniversary of the date of grant provided Medtronic achieves the minimum three-year cumulative diluted EPS threshold. Separately, Mr. Ishrak’s June 13, 2011 PBRSU grant will vest 35% in year one and 21 2/3% in each of years two, three and four provided Medtronic achieves a minimum diluted EPS threshold of $1.00 in each performance year. Additionally, the vesting of a specified number of Mr. Ishrak’s June 13, 2011 is subject to additional vesting conditions as to the vesting and exercisability of outstanding stock options at his previous employer. Unvested PBRSUs receive dividend equivalent units (“DEUs”) which are credited and added to the share balance. DEUs are only paid to the extent the underlying PBRSUs are earned. RSUs vest 100% on the fourth anniversary of the grant.

All Other Option Awards/Exercise or Base Price of Option Awards.    The exercise or base price of all option awards is the closing market price of Medtronic common stock on the date of grant. However, the exercise price of Mr. Ishrak’s August 24th stock option grant ($34.88) is greater than the closing market price of Medtronic common stock on the day of grant ($34.21) per an agreement between Mr. Ishrak and the Company to use the higher exercise price between August 1, 2011 and August 24, 2011. Option awards vest 25% on each anniversary of the date of grant over a four year period.

Grant Date Fair Value of Stock and Option Awards.    This column represents the grant date fair value of each equity award granted in fiscal year 2012 computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. For a discussion of the assumptions used in calculating the amount recognized for stock options granted on August 1, 2011 and August 24, 2011, see page 46 of this proxy statement.

2012 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The table below reflects all outstanding equity awards made to each of the NEOs that were outstanding at the end of fiscal year 2012. The market or payout value of unearned shares, units or other rights that have not vested equals $37.69, which was the closing price of Medtronic’s common stock on the New York Stock Exchange on April 27, 2012, and for performance-based restricted stock units and for performance share plan awards presumes that the target performance goals are met.

	OPTION AWARDS					STOCK AWARDS
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Grant Date	Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested
		Exer- cisable(2)	Unexer- cisable				Number (#) (1)	Market Value ($)	Number (#) (1)	Market or Payout Value ($)
Omar Ishrak	08/24/2011	0	323,013	34.88	08/24/2021	06/13/2011	255,149	9,616,566
						06/13/2011			182,249	6,868,965
						08/23/2011			82,334	3103,168
Gary L. Ellis	10/24/2002	33,430	0	44.87	10/24/2012	08/03/2009			14,854	559,847
	04/25/2003	7,189	0	48.08	04/25/2013	08/02/2010			18,567	699,790
	10/23/2003	32,602	0	46.01	10/23/2013	08/01/2011			23,385	881,381
	04/30/2004	4,246	0	50.46	04/30/2014
	10/21/2004	30,000	0	50.00	10/21/2014
	10/19/2005	37,011	0	56.74	10/19/2015
	10/30/2006	41,068	0	48.70	10/30/2016
	10/29/2007	41,868	0	47.77	10/29/2017
	10/27/2008	41,391	13,797	36.24	10/27/2018
	08/03/2009	25,056	25,056	35.92	08/03/2019
	08/02/2010	17,746	53,238	37.53	08/02/2020
	08/01/2011	0	91,744	34.88	08/01/2021
D. Cameron Findlay	11/02/2009	22,148	22,149	36.12	11/02/2019	11/02/2009	22,032	830,386
	08/02/2010	15,987	47,962	37.53	08/02/2020	08/02/2010			16,703	629,536
	08/01/2011	0	68,808	34.88	08/01/2021	08/01/2011			17,539	661,045
Michael J. Coyle	02/01/2010	11,587	11,588	43.15	02/01/2020	02/01/2010	18,355	691,800
	08/02/2010	17,746	53,238	37.53	08/02/2020	08/02/2010			18,567	699,790
	08/01/2011	0	84,060	34.88	08/01/2021	08/01/2011			21,456	808,677
Christopher J. O’Connell	10/24/2002	26,744	0	44.87	10/24/2012	11/02/2009	7,344	276,795
	04/25/2003	4,160	0	48.08	04/25/2013	08/03/2009			7,427	279,924
	10/23/2003	30,429	0	46.01	10/23/2013	08/02/2010			18,567	699,790
	04/30/2004	1,982	0	50.46	04/30/2014	08/01/2011			21,456	808,677
	10/21/2004	28,000	0	50.00	10/21/2014
	04/29/2005	11,423	0	52.70	04/29/2015
	10/19/2005	17,625	0	56.74	10/19/2015
	10/30/2006	15,401	0	48.70	10/30/2016
	10/29/2007	17,794	0	47.77	10/29/2017
	10/27/2008	24,834	8,279	36.24	10/27/2018
	08/03/2009	16,704	16,704	35.92	08/03/2019
	11/02/2009	13,843	13,843	36.12	11/02/2019
	08/02/2010	17,746	53,238	37.53	08/02/2020
	08/01/2011	0	84,060	34.88	08/01/2021
William A. Hawkins	10/24/2002	49,031	0	44.87	10/24/2012	08/03/2009			84,669	3,191,175
	10/23/2003	65,204	0	46.01	10/23/2013	08/02/2010			79,334	2,990,098
	10/21/2004	100,000	0	50.00	10/21/2014
	04/29/2005	7,591	0	52.70	04/29/2015
	04/29/2005	5,462	0	52.70	04/29/2015
	10/19/2005	75,785	0	56.74	10/19/2015
	10/30/2006	67,762	0	48.70	10/30/2016
	10/29/2007	188,403	0	47.77	04/27/2017
	10/27/2008	303,533	0	36.24	04/27/2017
	08/03/2009	306,237	0	35.92	04/27/2017
	08/02/2010	293,099	0	37.53	04/27/2017

(1)	Amounts in these columns may include dividend equivalents that will be distributed upon distribution of the underlying awards.
(2)	Mr. Hawkins options accelerated and vested upon his retirement April 27, 2012.

The amounts shown in the column entitled “Shares or Units of Stock That Have Not Vested” of the 2012 Outstanding Equity Awards at Fiscal Year End table that correspond to a November 2, 2009, February 1, 2010 and June 13, 2011 grant date reflect time-based restricted stock unit awards that vest 100% on the fourth anniversary of the date of grant. The June 13, 2011 grant to Mr. Ishrak reflects a performance based restricted stock unit award that vests 35% on the first anniversary and 21 2/3% on the second, third, and fourth anniversary of the date of the grant provided that the established minimum diluted EPS threshold is achieved. The amounts shown in the column entitled “Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights That Have Not Vested” of the 2012 Outstanding Equity Awards at Fiscal Year End table that correspond to an August 3, 2009, August 2, 2010 and August 1, 2011, and the August 24, 2011 grant date reflect performance-based restricted stock or restricted stock unit awards that vest on the third anniversary of the date of grant provided that the established performance threshold for each award is achieved, except that the August 24, 2011 grant vests on August 1, 2014.

The table below shows the vesting schedule for all unexercisable options. All options vest on the anniversary of the grant date in the year indicated except Mr. Ishrak’s August 24, 2011 option grant which vests on the anniversary of August 1, 2011 and Mr. Hawkins option grants which accelerated and vested upon his April 27, 2012 retirement.

		VESTING SCHEDULE FOR UNEXERCISABLE OPTIONS
Name	Grant Date	2012	2013	2014	2015
Omar Ishrak	08/24/2011	80,753	80,753	80,753	80,754
Gary L. Ellis	10/27/2008	13,797
	08/03/2009	12,528	12,528
	08/02/2010	17,746	17,746	17,746
	08/01/2011	22,936	22,936	22,936	22,936
D. Cameron Findlay	11/02/2009	11,074	11,075
	08/02/2010	15,987	15,987	15,988
	08/01/2011	17,202	17,202	17,202	17,202
	02/01/2010		5,794	5,794
Michael J. Coyle	08/02/2010	17,746	17,746	17,746
	08/01/2011	21,015	21,015	21,015	21,015
	10/27/2008	8,279
Christopher J. O’Connell	08/03/2009	8,352	8,352
	11/02/2009	6,921	6,922
	08/02/2010	17,746	17,746	17,746
	08/01/2011	21,015	21,015	21,015	21,015
William A. Hawkins	10/27/2008	75,884
	08/03/2009	153,119
	08/02/2010	219,825

		VESTING SCHEDULE FOR UNVESTED RESTRICTED STOCK AND RSUS
Name	Grant Date	2012	2013	2014	2015
Omar Ishrak	06/13/2011	63,786	39,488	39,488	39,488
	06/13/2011				255,149
	08/24/2011			82,334
Gary L. Ellis	08/03/2009	14,854
	08/02/2010		18,567
	08/01/2011			23,385
D. Cameron Findlay	11/02/2009		22,032
	08/02/2010		16,703
	08/01/2011			17,539
Michael J. Coyle	02/01/2010			18,355
	08/02/2010		18,567
	08/01/2011			21,456
Christopher J. O’Connell	08/03/2009	7,427
	11/02/2009		7,344
	08/02/2010		18,567
	08/01/2011			21,456
William A. Hawkins	08/03/2009	84,669
	08/02/2010		79,334

Messrs. Hawkins and Ellis also own 91,003 and 32,025 vested and deferred stock units including associated dividend equivalents, respectively, which will be distributed following their retirement. Mr. Hawkins stock options accelerated and vested upon his retirement on April 27, 2012.

2012 OPTION EXERCISES AND STOCK VESTED

The table below includes information related to options exercised by each of the NEOs and restricted stock awards that have vested during fiscal year 2012. The table also includes the value realized for such options and restricted stock awards. For options, the value realized on exercise is equal to the difference between the market price of the underlying shares at exercise and the exercise price of the options. For stock awards, the value realized on vesting is equal to the market price of the underlying shares at vesting.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(1) ($)
Omar Ishrak				0
Gary L. Ellis			46,670	$1,663,620
D. Cameron Findlay	—	—	—	0
Michael J. Coyle	—	—	—	0
Christopher J. O’Connell			46,437	$1,665,156
William A. Hawkins	—	—	84,369	$2,954,866

(1)

Not included in the Number of Shares Acquired on Vesting column and the Value Realized on Vesting column are 43,290 shares for Mr. Hawkins ($1,530,734) which vested May 15, 2009 but were not issued until fiscal year 2012, because they were deferred until after Mr. Hawkins’ separation from service.

2012 PENSION BENEFITS

The table below includes information with respect to Medtronic’s pension plan for each of the NEOs as of April 27, 2012, which is the measurement date used for financial statement reporting purposes. A narrative description of the material factors necessary to understand the information in the table is provided below.

Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Omar Ishrak	Medtronic, Inc. Retirement Plan	0.83	Not vested	$0
	Medtronic, Inc. NRPS	0.83	Not vested	$0
Gary L. Ellis	Medtronic, Inc. Retirement Plan	22.42	$463,198	$0
	Medtronic, Inc. NRPS	22.42	$1,672,981	$0
D. Cameron Findlay(1)	Medtronic, Inc. Retirement Plan
	Medtronic, Inc. NRPS
Michael J. Coyle(1)	Medtronic, Inc. Retirement Plan
	Medtronic, Inc. NRPS
Christopher J. O’Connell	Medtronic, Inc. Retirement Plan	17.75	$211,012	$0
	Medtronic, Inc. NRPS	17.75	$543,960	$0
William A. Hawkins	Medtronic, Inc. Retirement Plan	10.25	$231,175	$0
	Medtronic, Inc. NRPS	9.42	$1,606,269	$86,034

(1)	Messrs. Findlay and Coyle do not participate in the Company’s defined benefit pension plans.

The Retirement Plan is a funded, tax-qualified, noncontributory defined-benefit pension plan that covers all eligible employees employed with the Company prior to April 30, 2005 who elected to remain in the Retirement Plan, including the NEOs. Effective May 1, 2005, the Company froze the Retirement Plan to new entrants and provided all eligible employees the option of continuing to accrue retirement benefits under the Retirement Plan or participate in one of two new options being offered. All eligible NEOs hired prior to May 1, 2005, elected to continue participation in the Retirement Plan. Benefits under the Retirement Plan are based upon the employee’s years of credited service and the average of the employee’s highest five consecutive years of covered compensation during the employee’s career while covered under the Retirement Plan. Employees have the option of providing for a survivorship benefit upon the employee’s death by making the appropriate election at the time of retirement. Covered compensation includes base salary, formula bonus and incentive plan payments, sales commissions, salary reduction contributions (such as to a cafeteria plan or medical plan) or salary continuation payments for short-term disability, but excludes compensation paid under the LTPP or the performance share plan (the predecessor to the LTPP). In addition, the IRS limits the amount of covered compensation that can be used in the benefit calculation. For the most recent plan year, that limit is $245,000. Normal retirement age under the plan is age 65. Eligible employees may retire upon reaching age 55 with at least ten years of service or upon reaching age 62 without regard to years of service. Any retirement prior to normal retirement age is considered “early retirement” and the benefit includes a reduction for early commencement of benefits.

Benefits under the Retirement Plan are calculated as a monthly annuity by taking 40% of the final average covered compensation less a social security allowance (which varies by individual based upon year of birth) and multiplying this result by years of credited service under the Retirement Plan. That result is then divided by 30 to yield the benefit at normal retirement age, with an early retirement factor applied to calculate the early retirement benefit. Employees with over 30 years of service receive 0.5% for every year of credited service in excess of 30 years.

The Retirement Plan currently limits pensions paid under the Retirement Plan to an annual maximum of $195,000, payable at age 65 in accordance with IRS requirements. The Company also has an unfunded Nonqualified Retirement Plan Supplement (the “NRPS”) that provides an amount substantially equal to the difference between the amount that would have been payable to the executive under the Retirement Plan in the absence of legislation limiting pension benefits and earnings that may be considered in calculating pension benefits and the amount actually payable under the Retirement Plan. This is available to all participating employees whose income or benefits exceed the IRS maximum, not just the executive officers. Compensation used in the calculation of the NRPS benefit includes eligible compensation in excess of the IRS limitation and amounts deferred (excluding amounts paid and deferred under the LTPP or the performance share plan) pursuant to the Capital Accumulation Plan. NRPS benefits are determined based on the qualified plan formula that the executive elected to participate in. The NRPS benefit calculated based on the Retirement Plan formula is reduced based on the participant’s age at the end of the month following separation from service (within the meaning of Section 409A of the Internal Revenue Code, generally, retirement, termination of employment, or significant reduction in work schedule). Upon separation from service, the amount of retirement benefits earned under the NRPS are calculated. When we calculate the monthly benefit we determine the principal amount and the amount of interest to come up with the monthly payment. We determine interest based on a declining balance schedule using an interest rate of 6%. Upon separation from service, the amount of retirement benefits earned under the NRPS are calculated. If the lump sum value is less than $100,000, it is paid out as a lump sum six months after separation from service. If the lump sum value exceeds $100,000, the value is paid out over a 15 year period in the form of a monthly annuity commencing six months after the separation from service. In the event of the employee’s death prior to the completion of the 15 year payment cycle, any remaining benefits from the NRPS are payable per the beneficiary designation on record. If a beneficiary is not named the benefit is payable to the employee’s surviving spouse, if there is no surviving spouse, to the children or if no survivors, the estate.

2012 NONQUALIFIED DEFERRED COMPENSATION

Name		Executive Contributions in Last FY(2)	Registrants Contributions in Last FY	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
Omar Ishrak(1)	CAP	$0	$0	$0	$0	$0
	NRPS	$0	$0	$0	$0	$0
	RSUs	$0	$0	$0	$0	$0
	ESOP	$0	$0	$0	$0	$0
Gary L. Ellis	CAP	$324,009	$0	$27,918	$0	$716,215
	NRPS	$0	$0	$0	$0	$0
	RSUs	$0	$0	$(94,377)	$0	$1,207,029
	ESOP	$0	$0	$(3,830)	$0	$48,362
D. Cameron Findlay(1)	CAP	$0	$0	$0	$0	$0
	NRPS	$0	$30,819	$1,600	$0	$79,482
	RSUs	$0	$0	$0	$0	$0
	ESOP	$0	$0	$0	$0	$0
Michael J. Coyle	CAP	$262,989	$0	$1,112	$0	$264,101
	NRPS	$0	$30,606	$1,635	$0	$61,550
	RSUs	$0	$0	$0	$0	$0
	ESOP	$0	$0	$0	$0	$0
Christopher J. O’Connell	CAP	$60,180	$0	$(21,676)	$0	$1,735,215
	NRPS	$0	$0	$0	$0	$0
	RSUs	$0	$0	$0	$0	$0
	ESOP	$0	$0	$(1,138)	$0	$14,370
William A. Hawkins	CAP	$0	$0	$36,817	$(16,960)	$2,017,050
	NRPS	$0	$0	$0	$0	$0
	RSUs	$0	$0	$(526,141)	$(1,530,734)	$3,453,677
	ESOP	$0	$0	$(2,628)	$0	$33,178

CAP = Capital Accumulation Plan

NRPS = Nonqualified Retirement Plan Supplement

RSUs = Restricted Stock Units

ESOP = Employee Stock Ownership Plan

(1)	Mr. Ishrak and Findlay have not participated in the Capital Accumulation Plan (CAP).

(2)	The following amounts of Executive Contributions from the table above have been reported in Salary and Non-Equity Incentive Plan Compensation columns in the current year’s Summary Compensation Table:

Name	Contributions
Omar Ishrak
Gary L. Ellis	$324,009
D. Cameron Findlay
Michael J. Coyle	$262,989
Christopher J. O’Connell	$60,180
William A. Hawkins

(3)	No amounts of Aggregate Earnings from the table above have been reported in the current year’s Summary Compensation Table for any of our NEOs.

(4)	The following amounts of Aggregate Balance from the table above have been reported in the Summary Compensation Table from prior fiscal years:

Name	Contributions
Omar Ishrak	$0
Gary L. Ellis	$849,796
D. Cameron Findlay	$0
Michael J. Coyle	$262,989
Christopher J. O’Connell	$504,152
William A. Hawkins	$944,660

Capital Accumulation Plan

The Capital Accumulation Plan allows U.S. executives of Medtronic to defer:

•	Up to 50% of their base salary;

•	Up to 100% of their annual incentive plan payments;

•	Up to 80% of their commissions (applicable only to those executives in a commission plan); and

•	Up to 100% of their cash long-term incentive plan payments.

The minimum amount of each reward element that may be deferred is 10%. Medtronic does not make any contributions to the Capital Accumulation Plan — the aggregate balances shown above represent amounts that the NEOs earned but elected to defer, plus gains (or losses).

Participants receive credits of gains or losses daily based on funds that are indexed to 26 investment alternatives, which are all also available under the 401(k) Plan. Investment returns for these investment alternatives are shown below:

Return on Funds April 29, 2011 to April 30, 2012
Medtronic Common Stock Fund	-6.22%
Interest Income Fund	2.76%
Wellington Fund Inv	4.23%
Explorer Fund Investor	-1.72%
Morgan Growth Fund Inv	3.47%
Inst Index Fund Inst	4.74%
PRIMECAP Fund Investor	-1.79%
Windsor II Fund Inv	3.82%
International Growth Inv	-10.92
Total Bond Mkt Index Inst	7.53%
Extended Mkt Index Inst	-1.90%
Target Retirement Income	5.55%
Target Retirement 2010	3.90%
Target Retirement 2015	2.67%
Target Retirement 2020	1.75%
Target Retirement 2025	1.01%
Target Retirement 2030	0.21%
Target Retirement 2035	-0.58%
Target Retirement 2040	-0.68%
Target Retirement 2045	-0.63%
Target Retirement 2050	-0.68%
Target Retirement 2055	-0.39%
Target Retirement 2060[1]	-0.84%
Inflation-Protect Sec Inv	11.43%
10T-100	4.25%
10T-120	5.10%

[1]	Represents cumulative return of fund since inception (March 1, 2012)

When participants elect to defer amounts, they also select when the amounts will ultimately be distributed. Distributions may be made on a certain future date (as long as that date is at least five years beyond the period of deferral) or at retirement, or, for specified employees under Section 409A of the Internal Revenue Code, six months after the date of retirement (in the form of a lump sum distribution or installments over five, 10 or 15 years). All distributions are made in cash, and there are limited opportunities to change the distribution elections. These include a hardship withdrawal and a “redeferral” election that must be made at least 12 months prior to a scheduled payment (and only if the redeferral is for at least an additional five years).

RSUs

The Medtronic, Inc. 2003 Long-Term Incentive Plan permitted a participant to defer the issuance of shares or cash deliverable upon the exercise of an option or stock appreciation right, vesting of restricted stock, or satisfaction of other stock-based awards or other cash-based awards, for a specified period or until a specified date.

Participants are entitled to receive dividend equivalents on the RSUs generally in the same manner and at the same time as if each RSU were a share. These dividend equivalents are credited in the form of additional RSUs.

The deferred RSUs are payable on the date six months or one year following a separation from service, pursuant to individual award agreements. The Company may require participants to return or forfeit the shares received or receivable in the event the participant is involved in performing services for or on behalf of a competitor, a violation of applicable business ethics policies or any other occurrence determined by the Compensation Committee.

ESOP

Medtronic previously sponsored a non-qualified employee stock ownership plan (“ESOP”) to restore certain qualified employee benefits that could not be allocated due to IRS limitations. The qualified ESOP expired in May 2005, and accordingly no additional contributions were made by Medtronic into the non-qualified ESOP. All participants in the ESOP are fully vested. Dividends are credited to the ESOP account each year and the account balance is distributed in a lump sum of shares of Medtronic stock in the fiscal year following termination or retirement. Active employees cannot take distributions from the account.

Nonqualified Retirement Plan Supplement (NRPS)

The NRPS benefit calculated based on the Personal Investment Account formula is equal to 5% of the eligible compensation in excess of the IRS limitation and amounts deferred (excluding any LTPP CAP deferrals). Upon separation from service, within the meaning of Section 409A of the Internal Revenue Code (generally, retirement, termination of employment, or significant reduction in work schedule), the amount of retirement benefits earned under the NRPS are calculated. If the lump-sum value is less than $100,000, it is paid out as a lump sum six months after separation from service. If the lump-sum value exceeds $100,000, the value is paid out over a 15-year period in the form of a monthly annuity commencing six months after separation from service. In the event of the employee’s death prior to the completion of the 15-year payment cycle, any remaining benefits from the NRPS are payable per the beneficiary designation on record. If a beneficiary is not named, the benefit is payable to the employee’s surviving spouse, if there is no surviving spouse, to the children or if no survivors, the estate.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Mr. Hawkins’ Separation Agreement. In connection with Mr. Hawkins’ ceasing to serve as Chairman and Chief Executive Officer, the Company entered into a separation agreement with Mr. Hawkins pursuant to which he remained employed by the Company in a non-executive capacity through April 27, 2012. During this transition period, Mr. Hawkins, among other things, assisted with the transition of responsibilities, key initiatives, and key relationships at the Company. During the transition period, Mr. Hawkins continued to receive annual cash compensation (including the same salary and annual bonus targets) and employee benefits as currently in effect, paid in accordance with the terms of the respective plans of the Company; however, Mr. Hawkins was not eligible for any new long-term incentive compensation grants.

Pursuant to the separation agreement, in connection with Mr. Hawkins’ termination of employment in April 2012 and following Mr. Hawkins’ execution and non-revocation of a mutual release of claims, the Company paid to Mr. Hawkins a lump sum cash severance payment equal to (1) 1.25 times the sum of his annual base salary and annual cash bonus (calculated based on his target bonus for the Company’s 2011 fiscal year), plus (2) the value of 24 months of continued health and dental benefits. Mr. Hawkins’ cash severance payment was approximately $3.8 million.

In addition, Mr. Hawkins received all compensation and benefits payable to him on termination of employment under the terms of the Company’s compensation and benefit plans and programs as in effect at the time of his termination, and he was retirement eligible for purposes of all such plans and programs. Estimated payments in respect of awards that vested by reason of Mr. Hawkins’ retirement in April 2012 include: $1.9 million, representing a pro rata payment (at target) in respect of his 2011-2013 LTPP award that will be paid only if applicable performance objectives are achieved for the performance period; accelerated vesting of 448,828 unvested options with an aggregate intrinsic value on April 29, 2011 equal to $2,238,463, based on the closing price per share of the Company’s common stock ($41.75) on that date; and accelerated vesting of an aggregate of 155,283 unvested time-based and performance-based restricted stock units with an aggregate value on April 29, 2011 equal to $6,483,065, based on the closing price per share of the Company’s common stock ($41.75) on that date (however, performance-based restricted stock units will vest only if applicable performing objectives are achieved).

Mr. Hawkins will also be entitled to office space, secretarial services and outplacement services for one year following termination of employment, and will be entitled to reimbursement of legal fees incurred in connection with the separation agreement, as well as tax planning fees in connection with his retirement (subject to a limit of $50,000 for these legal and tax planning fees).

While the Company believes that no additional taxes, interest or penalties will be imposed under Section 409A of the Internal Revenue Code, the Company has agreed to indemnify Mr. Hawkins and hold him harmless on an after-tax basis for any excise taxes, interest or penalties imposed on him under Section 409A of the Internal Revenue Code.

The separation agreement includes mutual confidentiality and non-disparagement provisions and provides that, following his termination of employment, Mr. Hawkins will cooperate with the Company with respect to litigation and similar matters. Mr. Hawkins will also be subject to standard non-competition and non-solicitation of employee restrictions during his employment and for 24 months following the date on which Mr. Hawkins ceases to serve as Chairman and Chief Executive Officer.

Letter Agreements. Mr. Ishrak is party to a letter agreement with the Company which provides severance payments and benefits under certain termination events. In the event Mr. Ishrak’s employment is terminated by the Company without “cause” (as defined in the letter agreement with Mr. Ishrak) or by Mr. Ishrak for “good reason” (generally defined to include material reduction in salary or MIP target award, material adverse change in title, position and authority, required relocation in excess of 50 miles, and material breach by the Company of the letter agreement with Mr. Ishrak), Mr. Ishrak will be entitled to the following payments:

(i) a pro rata MIP bonus for the year of termination based on actual performance and paid when MIP bonuses are paid generally, (ii) a lump sum equal to two times the sum of Mr. Ishrak’s annual base salary and target annual cash opportunity under the MIP, (iii) the value of 24 months of continued welfare benefits, (iv) full vesting of the time-based RSUs granted upon his appointment to CEO on June 13, 2011, and (v) full satisfaction of the time vesting requirement of the PBRSUs granted to Mr. Ishrak on June 13, 2011, however the PBRSUs will still be subject to the Company’s achievement of minimum earnings goals otherwise applicable to such PBRSUs under the terms of the award. These severance payments and benefits are subject to Mr. Ishrak’s execution of a general release and continued compliance with the Company’s standard confidentiality policies, a two-year non-competition and one-year non-solicitation agreement.

Messrs. Coyle and Findlay are each party to letter agreements with the Company that specify cash severance payments under certain termination events. Mr. Findlay is entitled to receive one times his annual base salary upon termination by the Company without cause. Mr. Coyle is entitled to receive one times his annual base salary plus his MIP bonus, assuming termination by the Company without cause. Except as disclosed in this section no other NEO is party to any agreement that provides for severance benefits in excess of the broad-based plans or benefits available to all employees of Medtronic.

The table below illustrates the payments due to Messrs. Ishrak, Coyle and Findlay upon involuntary termination as described in the section above assuming a termination date of April 27, 2012.

Name	Severance Amount(1)	Restricted Stock Unit Vesting(2)	Welfare Benefits(3)	Total
Omar Ishrak	$7,466,958	$16,061,103	$26,989	$23,555,050
D. Cameron Findlay	$608,000	—	—	$608,000
Michael J. Coyle	$1,159,950	—	—	$1,159,950

(1)

Mr. Ishrak’s amount includes the fiscal year 2012 earned MIP payment ($986,958), plus two times Mr. Ishrak’s base salary ($1,350,000) plus his target MIP opportunity ($1,890,000). Mr. Findlay’s amount represents his current base salary. Mr. Coyle’s amount represents his current base salary ($627,000) plus his target MIP opportunity ($532,950).

(2)

This amount represents the value of the unvested RSUs ($9,368,980) and PBRSUs ($6,692,123) granted on June 13, 2011 using April 27, 2012’s closing price of $37.69. For purposes of this award, it is assumed the PBRSUs will pay out at a target level of performance.

(3)	Amount represents payments for health benefits.

Change of Control Agreements. Except as described above regarding Mr. Hawkins’ separation agreement, NEOs are not entitled to any benefits upon death, disability, early retirement, normal retirement or termination for cause other than those benefits that are offered to all employees. Under Medtronic’s change of control agreements, no benefits are payable to an executive officer unless both a change of control and a termination of the executive for other than cause or for “good reason” as defined by the agreement occurs. This is known as a double trigger. Absent a “change of control,” the agreements do not require Medtronic to retain the executives or to pay them any specified level of compensation or benefits.

Each agreement provides that for three years after a “change of control”— the first trigger — there will be no adverse change in the executive’s salary, bonus opportunity, benefits or location of employment. If during this three-year period the executive’s employment is terminated by Medtronic other than for cause, or if the executive terminates his employment for good reason (as defined in the agreements, and including compensation reductions, demotions, relocation and excess travel) — the second trigger — the executive is entitled to receive payment of accrued salary and annual and long-term incentives through the date of termination as well as accrued vacation pay, accrued pension benefits and any outstanding deferred compensation, and, except in the event of death or disability, a lump sum severance payment equal to three times the sum of his or her base salary and annual bonus. None of the change of control agreements include provisions for an excise tax gross up.

Generally, and subject to certain exceptions, a “change of control” is deemed to have occurred if:

•

a majority of Medtronic’s Board of Directors becomes comprised of persons other than persons for whose election proxies have been solicited by the Board, or who are then serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) of a director or to fill newly created directorships;

•	another party becomes the beneficial owner of at least 30% of Medtronic’s outstanding voting stock; or

•

Medtronic merges or consolidates with another party (other than certain limited types of mergers), or exchanges shares of voting stock of Medtronic for shares of another corporation pursuant to a statutory exchange, sells or otherwise disposes of all or substantially all of Medtronic’s assets, or is liquidated or dissolved.

If a “change of control” of Medtronic occurs, awards under Medtronic’s annual incentive plans will accelerate and, subject to certain limitations set forth in the plan, each participant will be entitled to a final award based on certain assumptions as to target performance and salary. On August 27, 2008, shareholders approved the Medtronic, Inc. 2008 Stock Award and Incentive Plan, which is the only plan under which equity compensation awards may be granted. Generally, Medtronic’s previous long-term incentive plans and related agreements provide that in the event of a “change of control” of Medtronic, all stock options will become immediately exercisable in full, all restrictions under outstanding restricted stock or units will immediately lapse, and performance cash awards will immediately vest and pay out in full based on certain assumptions as to the anticipated performance which would have been achieved during the remainder of the performance period. However, for awards granted under the Medtronic, Inc. 2008 Stock Award and Incentive Plan and related agreements, stock options will only become exercisable in full, and all restrictions under such outstanding restricted stock or units will only lapse, if the award is not replaced by a qualifying replacement award that satisfies certain conditions set forth in the plan or, if a replacement award is granted, upon termination of a participant’s employment by the Company without cause or by the participant for good reason during the two years following the date of the change of control.

If a “change of control” occurs during a plan year, subject to certain limitations, Medtronic’s matching contribution to the 401(k) Plan will equal the greater of Medtronic’s target percentage matching contribution, or if the “change of control” occurs after the first quarter of a plan year, the percentage contribution Medtronic would have made upon completion of the plan year based on performance as most recently projected by Medtronic prior to the “change of control” and disregarding the effects of the “change of control.”

The table below reflects additional estimated payments for our NEOs as a result of the change of control agreements, and assuming (1) the change of control occurred and (2) the Company terminates employment other than for cause or disability or the executive terminates employment for good reason, on April 27, 2012.

Name	Severance Amount(1(2)	Excess Annual Incentive Award(3)	Long-Term Performance Plan Payouts(4)	Accelerated Vesting of Stock Options(5)	Restricted Stock Unit Vesting(6)	Present Value of Increased Pension Benefits(7)	Other(8)	Total
Omar Ishrak	$9,720,000	$599,130	$2,825,116	$907,664	$19,104,721	$175,390	$92,245	$33,424,266
Gary L. Ellis	$3,126,663	$23,442	$1,359,345	$330,673	$2,058,967	$684,272	$79,398	$7,662,760
D. Cameron Findlay	$1,738,037	$44,064	$1,102,800	$235,802	$2,033,564	$0	$221,492	$5,375,759
Michael J. Coyle	$3,058,515	$28,500	$1,292,144	$244,725	$2,118,140	$0	$215,913	$6,957,937
Christopher J. O’Connell	$2,797,574	$0	$1,292,144	$316,033	$1,984,717	$232,120	$86,118	$6,708,706

(1)

This amount is three times the sum of (a) the executive’s base salary at the time of termination and (b) the greater of fiscal year 2012’s annual bonus or the average of the annual bonuses for the three most recently completed fiscal years.

(2)	This amount has been reduced for each Mr. Ellis and Mr. Findlay as to not incur excise taxes under Section 280G.

(3)

This amount represents the difference between the three-year average bonus and the fiscal year 2012 annual bonus in circumstances in which the three-year average bonus is greater than the fiscal year 2012 annual bonus.

(4)	This amount represents the unvested projected payments of the 2011-2013 LTPP and the unvested projected payments of the 2012-2014 LTPP.

(5)	This amount represents the market gain (or intrinsic value) of unvested options as of April 27, 2012 at the closing price on that date of $37.69.

(6)	This amount represents the value of unvested restricted stock units as of April 27, 2012 at the closing price on that date of $37.69.

(7)	This amount reflects the estimated present value of additional pension benefits due to the NEO upon a change of control assuming an additional three years of age and service.

(8)	This amount represents the estimated value of the continuation of Company contributions to the 401(k) Plan, and health and miscellaneous welfare benefits.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about Medtronic’s common stock issuable upon the exercise of options, warrants and rights under all existing equity compensation plans in effect as of April 27, 2012, including the Medtronic, Inc. 2008 Stock Award and Incentive Plan, the Medtronic, Inc. 2003 Long-Term Incentive Plan, the Medtronic, Inc. 2005 Employees Stock Purchase Plan, the Medtronic, Inc. — Kyphon Inc. 2002 Stock Plan and the 1998 Outside Director Stock Compensation Plan.

	(a)(3)	(b)	(c)(4)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	85,198,831	$39.08	50,138,921
Equity compensation plans not approved by security holders(2)	443,580	$28.47	0

(1)

Awards under the Medtronic, Inc. 2008 Stock Award and Incentive Plan may consist of stock options, stock appreciation rights, restricted stock, performance-based restricted stock, restricted stock units, other stock-based awards and performance cash awards. No more than 5% of the shares will be granted pursuant to restricted stock awards if such award will vest in full prior to three years from the award date or if a condition to such vesting is based, in whole or in part, upon performance of the shares or any aspect of Medtronic’s operations and such vesting could occur over a period of less than one year from the award date.

(2)

The table includes information regarding options, warrants or rights assumed in connection with acquisitions completed prior to April 27, 2012. In connection with such acquisitions, Medtronic has assumed options, warrants and rights to purchase securities of the acquired company that were outstanding at the time of the acquisition, and has treated these as options, warrants and rights to acquire Medtronic common stock based upon conversion ratios negotiated in each acquisition. As of April 27, 2012, 435,487 shares of Medtronic common stock were issuable upon the exercise of options, warrants and rights assumed in connection with acquisitions and the weighted average exercise price of such options, warrants and rights was $28.13 per share. No additional options, warrants or rights may be granted under the plans that govern options, warrants or rights assumed in connection with acquisitions.

(3)

Column (a) includes 74,589,847 shares issuable upon exercise of outstanding options, with a weighted average exercise price of $44.80 and the following equity awards which increase the number of shares in column (a) and decrease the number of shares in column (c): 157,223 shares issuable pursuant to a non-qualified employee stock ownership plan in approved plans, 387,795 vested units or exercised shares deferred and not yet issued in approved plans, 512,444 dividend equivalent units in approved plans, and 9,995,102 restricted stock units in approved plans. Column (a) excludes 14,702 unvested restricted stock awards, as they are already issued and included in outstanding shares.

(4)

Column (c) includes 9,893,035 shares available for issuance as of April 27, 2012 under the Medtronic, Inc. 2005 Employees Stock Purchase Plan and 40,245,886 shares available for issuance as of April 27, 2012 under the Medtronic, Inc. 2008 Stock Award and Incentive Plan.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee represents and assists the Board of Directors in its oversight of the integrity of Medtronic’s financial reporting and compliance programs. In particular, the Audit Committee reviews the independence, qualifications and performance of Medtronic’s independent registered public accounting firm and the performance of its internal auditors. The Audit Committee also has responsibility for oversight of Medtronic’s compliance with legal and regulatory requirements. In this role, the Audit Committee, among other things, oversees Medtronic’s policies and programs reasonably designed to ensure that Medtronic’s relationships with, and payments to, health care providers are appropriate and lawful, and receives reports of Company and third-party reviews of such matters. As of the date of this report, the Audit Committee consisted of the four members listed below, each of whom is an independent director in accordance with SEC and New York Stock Exchange requirements and meets additional independence standards applicable to audit committee members. Denise M. O’Leary, David L. Calhoun, Robert C. Pozen and Jack W. Schuler each qualifies as an “audit committee financial expert” within the meaning of that term as defined by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.

Medtronic’s management is responsible for preparing Medtronic’s financial statements and the overall reporting process, including Medtronic’s system of internal controls. The Audit Committee is directly responsible for the compensation, appointment and oversight of Medtronic’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), that reports directly to the Audit Committee. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles in the United States (“U.S. GAAP”) and auditing the Company’s internal control over financial reporting. The Audit Committee also meets privately in separate executive sessions periodically with management, internal audit, compliance and representatives from Medtronic’s independent registered public accounting firm.

In this context, the Audit Committee has held discussions with management and PricewaterhouseCoopers. Management represented to the Audit Committee that Medtronic’s consolidated financial statements were prepared in accordance with U.S. GAAP, and the Audit Committee has reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers.

PricewaterhouseCoopers has informed the Audit Committee that, in its opinion, the consolidated balance sheets and the related consolidated statements of earnings, shareholders’ equity and cash flows that accompany Medtronic’s 2012 Annual Report present fairly, in all material respects, the financial position of Medtronic and its subsidiaries at April 27, 2012 and April 29, 2011, and the results of Medtronic’s operations and cash flows for each of the three fiscal years in the period ended April 27, 2012 are in conformity with U.S. GAAP.

The Audit Committee also has discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, and requested any other relevant input from PricewaterhouseCoopers. PricewaterhouseCoopers provided to the Audit Committee, and the Audit Committee received, the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers’ communications with the audit committee concerning independence, and the Audit Committee discussed with PricewaterhouseCoopers their independence.

Based on the considerations above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited financial statements in Medtronic’s Annual Report on Form 10-K for fiscal year 2012 for filing with the Securities and Exchange Commission. The Audit Committee has selected PricewaterhouseCoopers as Medtronic’s independent registered public accounting firm for fiscal year 2013. Audit and any permitted non-audit services provided to Medtronic by PricewaterhouseCoopers are pre-approved by the Audit Committee.

AUDIT COMMITTEE:

Denise M. O’Leary, Chair	Robert C. Pozen
David L. Calhoun	Jack W. Schuler

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers for the audit of Medtronic’s annual financial statements for the fiscal years ended April 29, 2011 and April 27, 2012, and fees billed for other services rendered by PricewaterhouseCoopers. One hundred percent (100%) of all audit, audit-related, tax and all other fees were approved by the Audit Committee.

	2011	2012
Audit Fees(1)	$6,636,000	$7,269,000
Audit-Related Fees(2)	63,000	53,000
Tax Fees(3)	397,000	347,000
All Other Fees(4)	530,000	1,548,000

(1)

Audit services consisted principally of domestic and international audits, statutory audits and assessment of internal control over financial reporting. In fiscal year 2012, audit fees include work related to the Physio-Control historical three year carve-out audit.

(2)	Audit-related services consisted principally of assistance with matters related to international entity restructuring and audits of certain international employee benefits plans.

(3)	The fiscal years 2011 and 2012 tax advisory services were provided principally for assistance with transfer pricing and tax compliance.

(4)

Fiscal years 2011 and 2012 all other services included independent review organization services pertaining to the Kyphon and Spine Corporate Integrity Agreements. Fiscal year 2012 also included procedures related to the closing balance sheet audit and interim review procedures related to the Physio-Control divestiture, as well as procedures related to A.F. Solutions.

PROPOSAL 2 — RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Director’s Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. The Audit Committee has appointed PricewaterhouseCoopers LLP as our independent external auditor for the fiscal year ending April 26, 2013. PricewaterhouseCoopers LLP has been retained as our external auditor continuously since fiscal year 19XX. The Audit Committee is responsible for the audit fee negotiations associated with the retention of PricewaterhouseCoopers. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of our independent external audit firm. Further, in conjunction with the mandated rotation of the auditing firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of PricewaterhouseCoopers’ new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of the PricewaterhouseCoopers to serve as the Company’s independent external auditor is in the best interests of the Company’s shareholders.

As required by the Audit Committee Charter, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP for shareholders’ ratification at the Annual Meeting. If the shareholders do not so ratify, the Audit Committee will reconsider its selection.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THIS APPOINTMENT.

Effect of Proposal

Even if the selection of PricewaterhouseCoopers LLP is ratified, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company and its shareholders. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year, but is not bound by the shareholders’ vote.

PROPOSAL 3 — ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

(“SAY-ON-PAY”)

Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis (“CD&A”), tabular disclosures and related narrative of this proxy statement, a so-called “Say-on-Pay” vote.

As discussed in more detail in the CD&A, Medtronic’s Executive Compensation Program Philosophy is designed to attract, motivate and retain top talent; emphasize incentive compensation alignment with sustained profitable growth; align with shareholder interests by encouraging executive stock ownership and linking a meaningful portion of compensation to the value of Medtronic common stock; favor moderate cash allowances instead of Company-provided perquisites; and discourage inappropriate risk taking.

All executive compensation elements are targeted within the median range of our competitive market, with actual compensation delivered based on Company and individual performance. Performance-based compensation constitutes 72% to 91% of NEO compensation, and long-term performance-based compensation constitutes 62% to 74% of NEO compensation. Fiscal year 2012 proved to be a challenging business environment, and the Company’s top line and bottom line growth rates were both at the low-end of the potential performance payout. In light of these business results, the Company’s annual incentive plan and long-term performance plan paid out at 52.22% and 60.18% of targeted amounts, respectively. Also in line with the Company’s below median financial performance in fiscal year 2012, total compensation paid to the Company’s NEOs in fiscal year 2012 was below the median of its executive compensation peer companies for NEO and CEO base pay and annual incentives earned.

In addition to aligning total compensation with Company performance, the Company has actively promoted an overall compensation philosophy that is in the best interests of the Company’s shareholders. For example, change of control agreements no longer include any excise tax gross-up provisions, and the Company avoids providing excessive perquisites or executive benefits to our NEOs. Also, in furtherance of pay practices preferred by institutional shareholders, equity awards granted under the Medtronic, Inc. 2008 Stock Award and Incentive Plan that are replaced in connection with a change of control do not vest on the occurrence of a change of control and instead vest only if a participant is involuntarily terminated within a limited period following the change of control. The Company requires each executive to retain significant portions of his or her equity compensation awards and continues to follow a broad clawback policy that allows the Company to recapture equity compensation and other incentive awards paid to an executive who engages in misconduct.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE FOLLOWING RESOLUTION:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation awarded to the named executive officers, as described in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in this proxy statement.”

Effect of Proposal

The Say-on-Pay resolution is non-binding. The approval or disapproval of this proposal by shareholders will not require the Board or the Compensation Committee to take any action regarding Medtronic’s executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address shareholder disapproval remains with the Board and the Compensation Committee. The Board, however, values the opinions of our shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future executive compensation decisions.

PROPOSAL 4 — AMENDMENT AND RESTATEMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO PROVIDE FOR A MAJORITY VOTE IN UNCONTESTED ELECTIONS OF DIRECTORS.

The Board of Directors has approved, and recommends approval of, an amendment and restatement of Medtronic’s Articles of Incorporation to implement a majority voting standard for the election of directors in uncontested elections. Medtronic’s proposed Amended and Restated Articles of Incorporation, as marked to show the changes approved by the Board and recommended for approval by shareholders, is attached to this proxy statement as Appendix A.

The Minnesota Business Corporation Act (the “Act”) provides that, unless otherwise specified in a company’s articles of incorporation, a director is elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Medtronic’s Articles of Incorporation do not specify the voting standard required in director elections and Medtronic’s Bylaws specify that elections shall be determined by a plurality vote, so Medtronic’s directors are currently elected by a plurality vote. Under plurality voting, only “for” votes are counted, not any “withheld” votes or abstentions, so in an uncontested election (i.e., an election where the only nominees are those proposed by the board) a director could be elected with only one “for” vote, despite an overwhelming number of “withheld” votes.

However, Medtronic’s Principles of Corporate Governance include a director resignation policy that incorporates a form of majority voting for uncontested director elections that is sometimes referred to as a “plurality plus” standard. Under this “plurality plus” standard, the election of directors is still governed by the plurality standard above. However, if a director nominee in an uncontested election receives a greater number of votes “withheld” for his or her election than votes “for” his or her election, then that director nominee must tender a written offer to resign from the Board within five business days of the certification of the shareholder vote by the Inspector of Elections. The Corporate Governance Committee (excluding the nominee in question if applicable) would then consider the resignation offer and make a recommendation to the Board as to whether to accept the director’s resignation. Within 90 days following certification of the shareholder vote, the independent members of the Board would make a final determination as to whether to accept the director’s resignation. The Board’s explanation of its decision then would be promptly disclosed in a Form 8-K report filed with the SEC.

When it adopted this director resignation policy, the Board recognized that the majority vote standard was an evolving concept. The Board has continued to monitor best practices in this area, and is aware that many public companies have amended their charter or bylaws to provide for a majority voting standard rather than a plurality or “plurality plus” standard. After careful consideration, the Board believes it is in the best interests of Medtronic and its shareholders to amend Medtronic’s Articles of Incorporation to provide for majority voting in uncontested director elections.

Under a majority voting standard in uncontested director elections, each vote is required to be counted “for” or “against” the director’s election. In order to be elected, the votes cast “for” such nominee’s election must exceed the number of votes cast “against” such nominee’s election.

Shareholders will also be entitled to abstain with respect to the election of a director, although abstentions will have no effect in determining whether the required affirmative majority vote has been obtained. In contested elections, directors will be elected by a plurality of the votes cast.

Under the Act, an incumbent director who is not re-elected may remain in office until his or her successor is elected and qualified, continuing as a “holdover” director until the director resigns, the number of authorized directors is reduced to eliminate the director’s seat on the board, his or her position is filled by a subsequent shareholder vote, or the director is removed by the shareholders. If the amendment to the Articles of Incorporation is approved by Medtronic’s shareholders, the Board will retain the existing director resignation policy set forth in its Principles of Corporate Governance to address the continuation in office of a “holdover” director, so that an incumbent director who did not receive the requisite affirmative majority of the votes cast for his or her re-election must tender his or her resignation to the Board pursuant to the process described above.

Under the Act, Medtronic’s shareholders must approve an amendment to the Articles of Incorporation in order to change the voting standard in director elections. If the proposed amendment is approved, a new third paragraph will be added to Article 5, Section 5.3 of Medtronic’s Articles of Incorporation that reads as follows:

“Except as provided otherwise in this Section 5.3, each director shall be elected by a majority of the votes cast with respect to the director by the shares represented in person or by proxy and entitled to vote at any meeting for the election of directors at which a quorum is present; provided, however, that if the number of director nominees exceeds the number of directors to be elected ten days before the mailing of the definitive proxy statement, then each director shall be elected by a vote of the plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 5.3, a majority of the votes cast means that the number of shares voted ‘for’ a director must exceed the number of votes cast ‘against’ that director.”

Approval of the amendment will require the affirmative vote of not less than 75% percent of the votes entitled to be cast by all holders of shares of Medtronic’s common stock. If approved by Medtronic’s shareholders, this amendment will become effective upon the filing of Articles of Amendment to Medtronic’s Articles of Incorporation with the Minnesota Secretary of State. Medtronic would make such a filing promptly after the annual meeting, and Medtronic would file in its entirety the Amended and Restated Articles of Incorporation. The new majority voting standard would then be applicable to an uncontested election of directors at Medtronic’s 2013 annual meeting of shareholders. Medtronic would also make a conforming change to Medtronic’s Bylaws to reflect the adoption of the majority voting standard.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND AND RESTATE MEDTRONIC’S ARTICLES OF INCORPORATION TO PROVIDE FOR THE MAJORITY VOTE OF DIRECTORS IN UNCONTESTED ELECTIONS.

PROPOSAL 5 — SHAREHOLDER PROPOSAL ENTITLED “PROXY ACCESS”

Medtronic has received a shareholder proposal from Kenneth Steiner (“Steiner”), 14 Stoner Ave., 2M, Great Neck, NY 11021. Steiner has requested that Medtronic include the following proposal and supporting statement in its proxy statement for the 2012 Annual Meeting of Shareholders, and, if properly presented, this proposal will be voted on at the Annual Meeting. Steiner is the beneficial owner of not less than $2000 in market value of shares of the Company’s common stock. The shareholder proposal is quoted verbatim below.

The Board of Directors of Medtronic does not support the adoption of the resolution proposed below and asks shareholders to consider management’s response, which follows the shareholder proposal.

SHAREHOLDER PROPOSAL

5—Proxy Access

WHEREAS, Most long-term shareowners have no reasonable means to make board nominations, this is based on a standard “proxy access” proposal, as described in http://proxyexchange.org/standard_004.pdf. According to independent research by GMI dated 111212011 (http://www2.gmiratings.com). four of our directors held no stock. Four received negative votes from 9% to 36%. They don’t share our risk, yet awarded our CEO a base salary that exceeded the limit for IRS deductibility by 25%. One director served on four boards, another on five. Both have full-time jobs. The Council of Institutional Investors advises, “Absent unusual, specified circumstances, directors with full-time jobs should not serve on more than two other boards.”

RESOLVED, Shareowners ask our board, to the fullest extent permitted by law, to amend our governing documents to allow share owners to make board nominations as follows:

1. The Company proxy statement, form of proxy, and voting instruction forms shall include, listed with the board’s nominees, alphabetically by last name, nominees of:

a. Any party of one or more shareowners that has collectively held, continuously for two years, one percent of the Company’s securities eligible to vote for the election of directors, and/or

b. Any party of shareowners of whom fifty or more have each held continuously for one year a number of shares of the Company’s stock that, at some point within the preceding 60 days, was worth at least $2,000.

2. Any such party may make one nomination or, if greater, a number of nominations equal to 12% of the current number of board members, rounding down.

3. For any board election, no shareowner may be a member of more than one such nominating party. Board members and officers of the Company may not be members of any such party.

4. All members of any party nominating under item l (a), and at least fifty members of any party nominating under item 1 (b), must affirm in writing that they are not aware, and have no reason to suspect, that any member of their party has an explicit or implicit, direct or indirect, agreement regarding any nomination with any member of another nominating party, including the Company’s board.

5. All board candidates and members originally nominated under these provisions shall be afforded treatment equivalent, to the fullest extent possible, to that of the board’s nominees. Should the board determine that aspects of such treatment cannot be equivalent, the board shall establish and make public procedures reasonably designed to ensure that such differences are both fair and necessary. Nominees may include in the proxy statement a 500 word supporting statement.

6. Each proxy statement or special meeting notice to elect board members shall include instructions for nominating under these provisions, fully explaining all legal requirements for nominators and nominees under federal law, state law and the governing documents of our company.

Please encourage our board to adopt this proposal 5.

BOARD OF DIRECTORS STATEMENT IN OPPOSITION TO THE SHAREHOLDER PROPOSAL

The Board of Directors unanimously recommends a vote AGAINST the adoption of this shareholder proposal for the following reasons:

After thoughtful consideration, the Board recommends a vote against the proposal because:

•	The proposal has eligibility standards that are inappropriately low and would be impractical and expensive for the Company to implement.

•	The proposal fails to limit the total number of director candidates that shareholders can nominate in any year and creates an environment where every election could become a proxy contest.

•

The Nominating and Corporate Governance Committee is best positioned to review and recommend director nominees who have the skills and qualifications to enhance the effectiveness of the Board and who will represent the interests of all shareholders and not just those with a narrow agenda.

•	The proposal strips the ability of the Board to fulfill its duty of identifying and evaluating potential board members.

•	The proposal could have an adverse impact on Board process and the ability to function as a cohesive Board.

•

The proposal is unnecessary because the Company’s policies and procedures already provide the Company’s shareholders with the opportunity to have meaningful input in the director nomination and election process.

•	The proposal requests the Company to take action but does not provide clear guidelines as to what action to take.

The proposal has eligibility standards that are inappropriately low and would be impractical and expensive for the Company to implement. The eligibility requirements to submit a director nomination contained in the proposal are inappropriately low. The thresholds in the proposal at issue here would require a shareholder to own only 1% of the outstanding shares of Company common stock for two years or a group of 50 or more shareholders to own as little as $2,000 each of Company common stock for one year. The proposal’s low thresholds subject the Company to significant additional expense and diversion of management time and energy. Just one nomination by a group of 50 shareholders would require the Company to verify the amount and duration of common stock ownership of at least 50 shareholders. This means the Company could be required to verify the share ownership of possibly numerous individuals each year. In many cases, because smaller holdings of Company stock are held in brokerage accounts, the Company would have to investigate through the brokerage firms whether the requirements of the shareholder proposal have been met. We do not think that such investigations constitute the best use of the Company’s resources. Allowing shareholders who exhibit such an immaterial investment in Medtronic to make nominations using the Company’s proxy materials could lead to the election of “special interest directors” who may be inclined to represent the interests of the shareholders who have nominated them rather than the overall interests of all shareholders.

The proposal fails to limit the total number of director candidates that shareholders can nominate in any year and creates an environment where every election could become a proxy contest. The proposal fails to provide a method for limiting the number of nominees or prioritizing the candidates when there are multiple nominations from shareholders for a single meeting. Accordingly, the Company could have to put forward several nominees in each election, adding complexity to the proxy statement, distracting shareholders, and turning every election into a proxy contest among the candidates. An election contest is a disruptive event for a company that would divert substantial amounts of management’s time and attention from the operation of the business.

The Nominating and Corporate Governance Committee is best positioned to review and recommend director nominees who have the skills and qualifications to enhance the effectiveness of the Board and who will represent the interests of all shareholders and not just those with a narrow agenda. The Nominating and Corporate Governance Committee is comprised entirely of independent directors. The Committee has the responsibility to identify and nominate qualified director candidates to serve on our Board. An effective board is made up of individuals having disparate talents and experiences. The Nominating and Corporate Governance Committee, and not an individual shareholder, is best equipped to evaluate the particular talents and experiences of potential nominees, to determine whether these are congruous with the talents and experiences of the other directors and to assess each candidate’s commitment to the long-term best interests of the Company.

The proposal strips the ability of the Board to fulfill its duty of identifying and evaluating potential board members. The proposal is not in the best interests of shareholders because any nominee, regardless of business and personal background, nominated by a shareholder or a shareholder group meeting the criteria articulated in the proposal would have to be included in the proxy materials and included on the proxy card. The proposal removes a basic duty of corporate governance (the identification and evaluation of board members), from the Board and would require the inclusion of any nominee regardless of his or her relationship to the Company, education, personal history, competency and personal attributes.

The proposal could have an adverse impact on Board process and the ability to function as a cohesive Board. Proxy access could have a significant negative impact on the effective functioning of the Board. Our Board is characterized by frank and open dialogue with management, the primary goal of which is to advance the long-term interests of our shareholders. Proxy access threatens to create a politicized environment, potentially straining relationships among directors and between management and the Board, particularly if shareholder-nominated directors were focused on pursuing special interests. The proposal, if approved, could disrupt Board harmony and cohesiveness, and result in a less effective Board that includes less independent and qualified individuals. Under the proposal, proxy access nominees would not have to satisfy the NYSE or the Company’s independence standards or the Company’s minimum qualifications for directors. A nominee who does not satisfy the independence standards would not be eligible to serve on the Company’s audit, governance or compensation committees. This may lead to two (or more) hierarchies of directors, consisting of those directors who satisfy the Board’s independence and qualification standards and those nominated by shareholders who do not meet those standards, resulting in a fragmented and dysfunctional Board.

The proposal is not necessary because the Company’s shareholders already have the opportunity to have meaningful input in the nomination and election process. The proposal is not necessary because shareholders already have a meaningful voice in electing directors; they can already recommend and nominate director candidates. The Nominating and Corporate Governance Committee has a defined procedure for individuals to recommend director candidates, which is described above in “Nominating and Corporate Governance Committee.” This process gives shareholders an opportunity to recommend director candidates to the Board and have their qualifications properly reviewed by the Nominating and Corporate Governance Committee.

The proposal requests the Company to take action but does not provide clear guidelines as to what action to take. The proposal is confusing because, if approved, it would request the Board to amend the bylaws and the Company’s other governing documents but it does not include the specific language the proponent is seeking to include in the governing documents. This failure could leave the Board unable to comply with the proposal, cause the Company undue expense as it attempts to draft revisions to the Company’s governing documents that would implement the proposal, and expose the Board to potential costly litigation if it fails to craft language acceptable to the proponent.

The Board of Directors unanimously recommends that you vote “AGAINST” adoption of this shareholder proposal.

PROPOSAL 6 — SHAREHOLDER PROPOSAL ENTITLED “ADOPT SIMPLE MAJORITY VOTE”

Medtronic has received a shareholder proposal from James McRitchie (“McRitchie”), 9295 Yorkship Court, Elk Grove, CA 95758. McRitchie has requested that Medtronic include the following proposal and supporting statement in its proxy statement for the 2012 Annual Meeting of Shareholders, and, if properly presented, this proposal will be voted on at the Annual Meeting. McRitchie is the beneficial owner of not less than $2000 in market value of shares of the Company’s common stock. The shareholder proposal is quoted verbatim below.

The Board of Directors of Medtronic does not support the adoption of the resolution proposed below and asks shareholders to consider management’s response, which follows the shareholder proposal.

SHAREHOLDER PROPOSAL

6—Adopt Simple Majority Vote

Shareholders request that our board take the steps necessary so that each shareholder voting requirement in our charter and bylaws that calls for a greater than simple majority vote be changed to require a majority of the votes cast for and against such proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws.

Shareowners are willing to pay a premium for shares of corporations that have excellent corporate governance. Supermajority voting requirements have been found to be one of six entrenching mechanisms that are negatively related to company performance. Source: “What Matters in Corporate Governance?” by Lucien Bebchuk, Alma Cohen and Allen Ferrell, Harvard Law School, Discussion Paper No. 491 (September 2004, revised March 2005).

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy’s. The proponents of these proposals included Ray T. Chevedden and Kenneth Steiner.

Currently a 1%-minority can frustrate the will of our 74%-shareholder majority. Supermajority requirements are arguably most often used to block initiatives supported by most shareowners but opposed by management.

Shareholders need more check and balances power (including this proposal) due to these uncompetitive executive pay practices:

The Corporate Library, an independent investment research firm, rated our company “High Concern” in Executive Pay. The Corporate Library cited so-called long-term incentive pay for our executives that consisted of performance-based restricted stock units (PBRSU’s), performance-based cash awards (PBCA’s), and market-priced stock options that simply vested after the passage of time. Equity pay given as a long-term incentive is only effective if it includes performance-vesting criteria.

Moreover, cash-based long-term incentives do nothing to tie executive performance with long term shareholder value. Additionally, both the PBRSU’s and PBCA’s covered a three-year period and used the same performances already used in the annual plan—EPS and revenue growth. Furthermore, our CEO William Hawkins was potentially entitled to $39 million based on a change in control.

Plus pay for our executives received only 74% support in 2011 while other companies reported greater than 90% support.

Please encourage our board to respond positively to this proposal to initiate improved governance and increase our competitiveness: Adopt Simple Majority Vote—Yes on 6.

BOARD OF DIRECTORS STATEMENT IN OPPOSITION TO THE SHAREHOLDER PROPOSAL

The Board of Directors unanimously recommends a vote AGAINST the adoption of this shareholder proposal for the following reasons:

The Board believes that adopting this proposal is unnecessary and not in the best interest of the Company and its shareholders.

Under the Company’s existing governance documents, a simple majority vote requirement already applies to most matters submitted to a vote. The Board believes that supermajority votes are appropriate and necessary with respect to a small number of fundamental matters. These matters include: (i) approval of certain business combinations with a party that owns 15% or more of the Company’s shares; (ii) change in the number of directors on the Board; (iii) removal of a director from office; and (iv) an amendment to certain provisions in the Company’s Articles of Incorporation.

Minnesota law permits supermajority voting requirements, and a number of publicly traded companies have adopted these provisions to preserve and maximize long-term value for all shareholders. The Board strongly believes that extraordinary transactions and fundamental changes to corporate governance should have the support of a broad consensus of the Company’s shareholders. The Board also believes that the supermajority vote requirements protect shareholders, particularly minority shareholders, against the potentially self-interested actions of short-term investors. Without these provisions, it would be possible for a group of short-term shareholders to approve an extraordinary transaction that is not in the best interests of the Company and is opposed by nearly half of the Company’s shareholders.

In addition, the “simple majority” in this proposal would be based on the number of votes cast at a meeting of shareholders. Under this standard, where only a “majority of the votes cast for and against” is required, a minority of shareholders could amend the Company’s bylaws and significantly alter the governance of the Company. For example, if the simple majority voting standard were adopted as proposed, and only 50.1% of the shares outstanding are voted at a shareholders’ meeting, holders of just 25.1% of our outstanding shares could approve corporate changes that could negatively impact the interests of our shareholders.

The Board is subject to fiduciary duties under the law to act in a manner that it believes to be in the best interests of the Company and its shareholders. Shareholders, on the other hand, do not have the same fiduciary duties as the Directors. As a result, a group of short-term shareholders may act in their own self-interest to the detriment of other shareholders. Our supermajority voting standards help guard against that risk.

Our supermajority voting provisions may further protect the Company’s shareholders by encouraging persons making unsolicited takeover proposals to negotiate directly with the Board. Eleven of the Company’s Board members are independent under the standards adopted by the New York Stock Exchange. The Company believes that its independent Board is in the best position to evaluate proposed offers, to protect shareholders against abusive takeover tactics and, as appropriate, to negotiate the best possible transaction for all shareholders. Elimination of these supermajority provisions could make it more difficult for the Company’s independent Board to preserve and maximize value for all shareholders in the event of an unsolicited takeover bid by decreasing the acquirer’s incentive to negotiate with the Board and reducing the Board’s leverage in these negotiations.

The Company’s Nominating and Corporate Governance Committee regularly considers and evaluates corporate governance developments and recommends appropriate changes to the Board. As discussed in this proxy statement, the Board operates under corporate governance principles and practices that are designed to enhance long-term shareholder value, align the interests of the Board and management with those of our shareholders, and promote high ethical conduct among our Directors and employees. The Board regularly reviews the Company’s governance structure, policies, and practices and makes changes that it determines to be in the best interests of the Company and its shareholders. Recent such changes include:

•	the proposal (Proposal 4 of this proxy statement) that shareholders approve amendments to the Company’s Articles of Incorporation to implement majority voting in the election of directors;

•	the amendment of the Company’s bylaws to permit holders of 10% or more of our outstanding shares of common stock to call a special meeting of shareholders; and

•	the establishment of an independent Lead Director position.

The Board believes that implementation of this proposal would adversely impact the Company’s carefully considered corporate governance practices.

After careful consideration, the Board has determined that retention of our few supermajority voting requirements remains in the long-term best interests of the Company and its shareholders. The Board believes that the substantial benefits of these voting requirements do not come at the expense of prudent corporate governance. To the contrary, the voting requirements are designed to protect the interests of all shareholders. Moreover, the strong financial performance of the Company, and the various corporate governance measures already implemented by the Board, confirm the Board’s commitment to ensuring that the Company is governed in a manner that furthers the interests of all shareholders.

The Board of Directors unanimously recommends that you vote “AGAINST” adoption of this shareholder proposal.

OTHER INFORMATION

Expenses of Solicitation

Medtronic will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of Medtronic, without extra compensation, may solicit proxies personally or by mail, telephone, email, fax, telex, telegraph or special letter.

We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $16,500 in the aggregate.

Shareholder Proposals and Director Nominations

In order for a shareholder proposal to be considered for inclusion in Medtronic’s proxy statement for the 2013 Annual Meeting, the written proposal must be received by the Corporate Secretary at Medtronic’s executive offices no later than March 15, 2013. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

Medtronic’s amended articles of incorporation provide that a shareholder may present a proposal or nominee for director from the floor that is not included in the proxy statement if proper written notice is received by the Corporate Secretary at Medtronic’s offices not less than 50 nor more than 90 days prior to the Annual Meeting date. If less than 60 days’ notice of the meeting date is given, the submission will be considered timely if it is received by the 10th day after notice of the meeting is given. Any such proposal or nomination must provide the information required by Medtronic’s amended articles of incorporation and comply with any applicable laws and regulations. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, Medtronic may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such shareholder proposal.

All submissions to, or requests from, the Corporate Secretary should be made to Medtronic’s principal executive offices at 710 Medtronic Parkway, Minneapolis, Minnesota 55432, Attn: Corporate Secretary.

Delivery of Documents to Shareholders Sharing an Address

The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. We may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address unless Medtronic has received contrary instructions from one or more of the shareholders. Medtronic will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Broadridge, either by calling toll-free at 1-800-542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Shareholders will be removed from the householding program within 30 days of their response, following which they will receive an individual copy of our proxy materials. If you are the beneficial owner, but not the record holder, of Medtronic common stock and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

Other

Medtronic’s 2012 Annual Report, including financial statements, is being made available to shareholders of record as of June 25, 2012, together with the other proxy materials.

MEDTRONIC WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 27, 2012, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: INVESTOR RELATIONS DEPARTMENT, MEDTRONIC, INC., 710 MEDTRONIC PARKWAY, MINNEAPOLIS, MINNESOTA 55432.

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment or postponement thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

D. Cameron Findlay

Corporate Secretary

MEDTRONIC, INC.

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

MEDTRONIC, INC.

(As Amended through August 25, 2011)

ARTICLE 1—NAME

1.1	The name of the corporation shall be Medtronic, Inc.

ARTICLE 2—REGISTERED OFFICE

2.1	The registered office of the corporation shall be located at 710 Medtronic Parkway, Minneapolis, Minnesota.

ARTICLE 3—STOCK

3.1	Authorized Shares; Establishment of Classes and Series. The aggregate number of shares the corporation has authority to issue shall be 1,602,500,000 shares, which shall consist of 1,600,000,000 shares of Common Stock with a par value of $.10 per share, and 2,500,000 shares of Preferred Stock with a par value of $1.00 per share. The Board of Directors is authorized to establish from the shares of Preferred Stock, by resolution adopted and filed in the manner provided by law, one or more classes or series of Preferred Stock, and to set forth the designation of each such class or series and fix the relative rights and preferences of each such class or series of Preferred Stock, including, but not limited to, fixing the relative voting rights, if any, of each class or series of Preferred Stock to the full extent permitted by law. Holders of Common Stock shall be entitled to one vote for each share of Common Stock held of record.

3.2	Issuance of Shares to Holders of Another Class or Series. The Board of Directors is authorized to issue shares of the corporation of one class or series to holders of that class or series or to holders of another class or series to effectuate share dividends or splits.

ARTICLE 4—RIGHTS OF SHAREHOLDERS

4.1	No Preemptive Rights. No holder of any class of stock of the corporation shall be entitled to subscribe for or purchase such holder’s proportionate share of stock of any class of the corporation, now or hereafter authorized or issued.

4.2	No Cumulative Voting Rights. No shareholder shall be entitled to cumulate votes for the election of directors and there shall be no cumulative voting for any purpose whatsoever.

ARTICLE 5—DIRECTORS

5.1	Written Action by Directors. Any action required or permitted to be taken at a Board meeting may be taken by written action signed by all of the directors or, in cases where the action need not be approved by the shareholders, by written action signed by the number of directors that would be required to take the same action at a meeting of the Board at which all directors were present.

5.2

Elimination of Director Liability in Certain Circumstances. No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided, however that this Article 5, Section 5.2 shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under section

302A.559 or 80A.23 of the Minnesota Statutes, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for any act or omission occurring prior to the effective date of this Article 5, Section 5.2. No limiting amendment to or repeal of this Article 5, Section 5.2 shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

5.3	Election of the Board of Directors. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three nor more than fifteen persons, who need not be shareholders. The number of directors may be increased by the shareholders or Board of Directors or decreased by the shareholders from the number of directors on the Board of Directors immediately prior to the effective date of this Section 5.3 provided, however, that any change in the number of directors on the Board of Directors (including, without limitation, changes at annual meetings of shareholders) shall be approved by the affirmative vote of not less than seventy-five percent (75%) of the votes entitled to be cast by the holders of all then outstanding voting shares (as defined in Section 6.2 of Article 6), voting together as a single class, unless such change shall have been approved by a majority of the entire Board of Directors. If such change shall not have been so approved, the number of directors shall remain the same.

Commencing with the 2008 annual meeting of shareholders and thereafter at each annual meeting of shareholders, directors whose term of office is then expiring shall be elected annually for terms of one year and shall hold office until the next annual meeting of shareholders. In this regard, directors elected at the 2005 annual meeting of shareholders shall hold office until the 2008 annual meeting of shareholders; directors elected at the 2006 annual meeting of shareholders shall hold office until the 2009 annual meeting of shareholders; and directors elected at the 2007 annual meeting of shareholders shall hold office until the 2010 annual meeting of shareholders. In all cases, a director shall hold office until a successor shall be elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Removal of a director from office (including a director named by the Board of Directors to fill a vacancy or newly created directorship), with or without cause, shall require the affirmative vote of not less than seventy-five percent (75%) of the votes entitled to be cast by the holders of all then outstanding voting shares, voting together as a single class. Any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled by a majority of the Board of Directors then in office, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office until the next election of directors and until his or her successor shall be elected and have qualified.

Except as provided otherwise in this Section 5.3, each director shall be elected by a majority of the votes cast with respect to the director by the shares represented in person or by proxy and entitled to vote at any meeting for the election of directors at which a quorum is present; provided, however, that if the number of director nominees exceeds the number of directors to be elected ten days before the mailing of the definitive proxy statement, then each director shall be elected by a vote of the plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section 5.3, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director.

Notwithstanding the foregoing, whenever the holders of any one or more classes of preferred or preference stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by or pursuant to the applicable terms of the certificate of designation or other instrument creating such class or series of preferred stock.

Only persons who are nominated in accordance with the procedures set forth in this Section 5.3 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of shareholders (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 5.3. Nominations by shareholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 50 days nor more than 90 days prior to the meeting, provided, however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such shareholder and (ii) the class and number of shares of the corporation which are beneficially owned by such shareholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the corporation unless nominated in accordance with the procedures set forth in this Section 5.3. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed in this Section 5.3 and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

At any regular or special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation who complies with the notice procedures set forth in this Section 5.3. For business to be properly brought before any regular or special meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 50 days nor (except for shareholder proposals subject to Rule 14a-8(a)(3)(i) of the Securities Exchange Act of 1934, as amended) more than 90 days prior to the meeting, provided, however, that in the event that less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the regular or special meeting was mailed or such public disclosure was made. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the regular or special meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business. Notwithstanding anything in the corporation’s Bylaws to the contrary, no business shall be conducted at any regular or special meeting except in accordance with the procedures set forth in this Section 5.3. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 5.3 and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Notwithstanding any other provisions of these Articles of Incorporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or these Articles of Incorporation), the affirmative vote of the holders of not less than seventy-five percent (75%) of the votes entitled to be cast by the holders of all then outstanding voting shares, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Section 5.3.

ARTICLE 6—RELATED PERSON BUSINESS TRANSACTIONS

6.1	Whether or not a vote of shareholders is otherwise required, the affirmative vote of the holders of not less than two-thirds of the voting power of the outstanding “voting shares” (as hereinafter defined) of the corporation shall be required for the approval or authorization of any “Related Person Business Transaction” (as hereinafter defined) involving the corporation or the approval or authorization by the corporation in its capacity as a shareholder of any Related Person Business Transaction involving a “Subsidiary” (as hereinafter defined) which requires the approval or authorization of the shareholders of the Subsidiary, provided, however, that such two-thirds voting requirement shall not be applicable if:

(a)	The “Continuing Directors” (as hereinafter defined) by a majority vote have expressly approved the Related Person Business Transaction; or

(b)	The Related Person Business Transaction is a merger, consolidation, exchange of shares or sale of all or substantially all of the assets of the corporation, and the cash or fair market value of the property, securities or other consideration to be received per share by holders of Common Stock of the corporation other than the “Related Person” (as hereinafter defined) in the Related Person Business Transaction is an amount at least equal to the “Highest Purchase Price” (as hereinafter defined).

6.2	For the purposes of this Article 6:

(a)	The term “Related Person Business Transaction” shall mean (i) any merger or consolidation of the corporation or a Subsidiary with or into a Related Person, (ii) any exchange of shares of the corporation or a Subsidiary for shares of a Related Person which, in the absence of this Article, would have required the affirmative vote of at least a majority of the voting power of the outstanding shares of the corporation entitled to vote or the affirmative vote of the corporation, in its capacity as a shareholder of the Subsidiary, (iii) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of transactions), including without limitation a mortgage or any other security device, of all or any “Substantial Part” (as hereinafter defined) of the assets either of the corporation or of a Subsidiary to or with a Related Person, (iv) any sale, lease, transfer or other disposition (in one transaction or a series of transactions) of all or any Substantial Part of the assets of a Related Person to or with the corporation or a Subsidiary, (v) the issuance, sale, transfer or other disposition to a Related Person of any securities of the corporation (except pursuant to stock dividends, stock splits, or similar transactions which would not have the effect of increasing the proportionate voting power of a Related Person) or of a Subsidiary (except pursuant to a pro rata distribution to all holders of Common Stock of the corporation), (vi) any recapitalization or reclassification that would have the effect of increasing the proportionate voting power of a Related Person, and (vii) any agreement, contract, arrangement or understanding providing for any of the transactions described in this definition of Related Person Business Transaction.

(b)

The term “Related Person” shall mean and include (i) any person or entity which, together with its “Affiliates” and “Associates” (both as hereinafter defined), “beneficially owns” (as hereinafter defined) in the aggregate 15 percent or more of the outstanding voting shares of the corporation, and (ii) any Affiliate or Associate (other than the corporation or a wholly-owned Subsidiary of the corporation) of any such person or entity. Two or more persons or entities acting as a syndicate or group, or otherwise, for the purpose of acquiring, holding or disposing of voting shares of the corporation shall be deemed to be a “person” or “entity,” as the case may be.

(c)	The term “Affiliate,” used to indicate a relationship with a specified person or entity, shall mean a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

(d)	The term “Associate,” used to indicate a relationship with a specified person or entity, shall mean (i) any entity of which such specified person or entity is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (ii) any trust or other estate in which such specified person or entity has a substantial beneficial interest or as to which such specified person or entity serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a director or officer of the corporation or any Subsidiary, and (iv) any person who is a director or officer of such specified entity or any of its parents or subsidiaries (other than the corporation or a wholly-owned Subsidiary of the corporation).

(e)	The term “Substantial Part” shall mean 30 percent or more of the fair market value of the total assets of the person or entity in question, as reflected on the most recent balance sheet of such person or entity existing at the time the shareholders of the corporation would be required to approve or authorize the Related Person Business Transaction involving the assets constituting any such Substantial Part.

(f)	The term “Subsidiary” shall mean any corporation, a majority of the equity securities of any class of which are owned by the corporation, by another Subsidiary, or in the aggregate by the corporation and one or more of its Subsidiaries.

(g)	The term “Continuing Director” shall mean (i) a director who was a member of the Board of Directors of the corporation either on June 22, 1983 or immediately prior to the time that any Related Person involved in the Related Person Business Transaction in question became a Related Person and (ii) any person becoming a director whose election, or nomination for election by the corporation’s shareholders, was approved by a vote of a majority of the Continuing Directors, provided, however, that in no event shall a Related Person involved in the Related Person Business Transaction in question be deemed to be a Continuing Director.

(h)	The term “voting shares” shall mean shares of capital stock of a corporation entitled to vote generally in the election of directors, considered for the purposes of this Article as one class.

(i)	The term “Highest Purchase Price” shall mean the highest amount of cash or the fair market value of the property, securities or other consideration paid by the Related Person for a share of Common Stock of the corporation at any time while such person or entity was a Related Person or in the transaction which resulted in such person or entity becoming a Related Person, provided, however, that the Highest Purchase Price shall be appropriately adjusted to reflect the occurrence of any reclassification, recapitalization, stock split, reverse stock split or other readjustment in the number of outstanding shares of Common Stock of the corporation, or the declaration of a stock dividend thereon, between the last date upon which the Related Person paid the Highest Purchase Price and the effective date of the merger, consolidation or exchange of shares or the date of distribution to shareholders of the corporation of the proceeds from the sale of all or substantially all of the assets of the corporation.

(j)(i)

A person or entity “beneficially owns” voting shares of the corporation if such person or entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (A) voting power which includes the power to vote, or to direct the voting of, such voting shares or (B) investment power which includes the power to dispose, or to direct the disposition of, such voting shares. Any person or entity which, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person or entity of beneficial ownership of voting shares of the corporation or preventing the vesting of such beneficial ownership as part of a plan or scheme to avoid becoming a Related Person shall be deemed for purposes of this Article 6 to be the beneficial owner of such voting shares. All voting shares of the corporation beneficially owned by a person or entity, regardless of the form which such beneficial ownership takes, shall be aggregated in calculating the number of voting shares of the corporation beneficially owned by such person or entity. Any voting shares of the corporation that any person or entity has the right to acquire pursuant to any agreement, contract, arrangement or understanding, or upon exercise of any conversion right, warrant, or option, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement, or otherwise shall be deemed beneficially owned by such person or entity. Any voting shares of the corporation not outstanding which any person or entity has a right to acquire shall be deemed to be outstanding for the purpose of computing the percentage of outstanding voting shares of the corporation beneficially owned by such person or entity but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding voting shares of the corporation beneficially owned by any other person or entity.

(ii)	Notwithstanding the foregoing provisions of subparagraph 6.2(j)(i) hereof:

(A)	A member of a national securities exchange shall not be deemed to be a beneficial owner of voting shares of the corporation held directly or indirectly by it on behalf of another person or entity solely because such member is the record holder of such voting shares and, pursuant to the rules of such exchange, may direct the vote of such voting shares, without instruction, on other than contested matters or matters that may affect substantially the rights or privileges of the holders of the voting shares of the corporation to be voted, but is otherwise precluded by the rules of such exchange from voting without instruction;

(B)	A commercial bank, broker or dealer or insurance company which in the ordinary course of business is a pledgee of voting shares of the corporation under a written pledge agreement shall not be deemed to be the beneficial owner of such pledged voting shares until the pledgee has taken all formal steps necessary to declare a default and determines that the power to vote or to direct the vote or to dispose or to direct the disposition of such pledged securities will be exercised, provided that the pledge agreement is bona fide and was not entered into with the purpose nor with the effect of changing or influencing the control of the corporation nor in connection with any transaction having such purpose or effect and, prior to default, does not grant to the pledgee the power to vote or to direct the vote of the pledged voting shares of the corporation; and

(C)	A person or entity engaged in business as an underwriter of securities who acquires voting shares of the corporation through its participation in good faith in a firm commitment underwriting registered under the Securities Act of 1933, or comparable successor law, rule or regulation, shall not be deemed to be the beneficial owner of such voting shares until the expiration of forty days after the date of such acquisition.

6.3	For the purposes of this Article 6, the Continuing Directors by a majority vote shall have the power to make a good faith determination, on the basis of information known to them, of: (a) the number of voting shares of the corporation that any person or entity “beneficially owns,” (b) whether a person or entity is an Affiliate or Associate of another, (c) whether the assets subject to any Related Person Business Transaction constitute a Substantial Part, (d) whether any business transaction is one in which a Related Person has an interest, (e) whether the cash or fair market value of the property, securities or other consideration to be received per share by holders of
Common Stock of the corporation other than the Related Person in a Related Person Business Transaction is an amount at least equal to the Highest Purchase Price, and (f) such other matters with respect to which a determination is required under this Article 6.

6.4	The provisions set forth in this Article 6, including this Section 6.4, may not be repealed or amended in any respect unless such action is approved by the affirmative vote of the holders of not less than two-thirds of the voting power of the outstanding voting shares of the corporation.

DELIVERY OF FUTURE ANNUAL MEETING MATERIALS

Medtronic offers shareholders the choice to receive future annual reports and proxy materials electronically over the internet instead of receiving paper copies through the mail. This will allow us to conserve natural resources and save Medtronic printing and mailing costs. Whether you hold shares registered directly in your name, through a Medtronic stock plan, or through a broker or bank, you can enroll for future delivery of proxy statements and annual reports by following these easy steps:

•	Go to our website at www.medtronic.com;

•	Click on Investors;

•	In the Shareholder Services section, click on Electronic Delivery of Proxy Materials; and

•	Follow the prompts to submit your electronic consent.

Generally, brokers and banks offering this choice require that shareholders vote through the internet in order to enroll. Street name shareholders whose broker or bank is not included in this website are encouraged to contact their broker or bank and ask about the availability of electronic delivery. As with all internet usage, the user must pay all access fees and telephone charges. You may view this year’s proxy materials at www.medtronic.com/annualmeeting.

UC201300921 EN

710 MEDTRONIC PARKWAY MS LC300 MINNEAPOLIS , MN 55432 - 5604

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT on August 22, 2012 (or for shares held through the Medtronic, Inc. SIP and the Medtronic Puerto Rico Employees’ SIP, no later than 11:59 P.M., EDT, on August 22, 2012). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT on August 22, 2012 (or for shares held through the Medtronic, Inc. SIP and the Medtronic Puerto Rico Employees’ SIP, no later than 11:59 P.M., EDT, on August 20, 2012). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL #g
NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

	SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees
01	Richard H. Anderson 02 Victor J. Dzau, M.D.	03 Omar Ishrak			04 Shirley Ann Jackson PhD	05 Michael O. Leavitt
06	James T. Lenehan 07 Denise M. O’Leary	08 Kendall J. Powell			09 Robert C. Pozen	10 Jack W. Schuler

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain
2.	To ratify the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent registered public accounting firm.	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
3.	A non-binding advisory vote to approve executive compensation (a “Say-on-Pay” vote).	☐	☐	☐
4.	To amend and restate the Company’s Articles of Incorporation to provide for majority vote in uncontested elections of directors.	☐	☐	☐
The Board of Directors recommends you vote AGAINST proposals 5 and 6.
		For	Against	Abstain		Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
5.	To approve the Proxy Access Shareholder Proposal.	☐	☐	☐
6.	To approve adopton of a Simple Majority Shareholder Proposal.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

			JOB #			SHARES CUSIP # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

Solicited on Behalf of the Board of Directors of MEDTRONIC, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS August 23, 2012

The undersigned, revoking all other proxies heretofore given, hereby acknowledges receipt of the proxy statement and hereby appoints D. Cameron Findlay and Keyna P. Skeffington or either of them, as Proxies to represent the undersigned, with full power of substitution in each, and hereby authorizes them to vote all shares of common stock of Medtronic, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Medtronic, Inc. to be held on Thursday, August 23, 2012 at 10:30 a.m. (Central Daylight Time), at the Medtronic World Headquarters at 710 Medtronic Parkway, Minneapolis (Fridley), Minnesota and any adjournments and postponements thereof.

You may vote at the Annual Meeting if you were a shareholder of record at the close of business on June 25, 2012.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED 1) “FOR” ALL NOMINEES NAMED IN PROPOSAL ONE (ELECTION OF DIRECTORS); 2) “FOR” PROPOSALS TWO, THREE AND FOUR; AND 3) “AGAINST” PROPOSALS FIVE AND SIX. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL BE VOTED ON SUCH OTHER MATTERS AS THE PROXIES NAMED HEREIN, IN THEIR SOLE DISCRETION, MAY DETERMINE.

To be Signed on Reverse Side